UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

(303) 623-2577

(Registrant’s telephone number, including area code)

Christopher A. Moore, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: September 30

Date of reporting period: October 1, 2018 – September 30, 2019

Item 1.	Reports to Stockholders.

AMERICAN INDEPENDENCE

ANNUAL

September 30, 2019

Kansas Tax-Exempt Bond Fund | Institutional Class (SEKSX)
Kansas Tax-Exempt Bond Fund | Class A (IKSTX)

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	25
Additional Information	27
Privacy Policy	28
Trustees & Officers	30

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.carret.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-833-287-7933 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

American Independence Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2019 (Unaudited)

Throughout 2019, interest rates have fallen and global economic growth has slowed, a result of weakening conditions in Europe and Asia, on-going trade and Brexit negotiations, and added trade tariffs. Given the fragile state of global economies, the Federal Reserve (“FED”) has been forced to implement a handful of interest rate cuts. It’s been our view that the FED’s goal has been to revert to a more neutral stance (inflation sub-2%) by lowering the Fed Funds rate. While we see no recession on the horizon, we remain acutely aware of the fact that with $16T+ of global yields trading at negative interest rates, the demand for higher-yielding U.S. debt should remain robust.

Bond investors have had a good year as interest rates have continued to decline, and most sectors of the bond market have experienced tightening credit spreads. While the good times continue to roll, we remain aware that the risk/reward metrics do not necessarily favor risk-taking. Global yields are low, spreads are tight, and inflation – while frustratingly low - can emerge unexpectedly. Additionally, with the 2020 elections getting closer, this will likely bring increased market volatility. We believe that with yields at low levels and the curve essentially flat, investors should focus on quality and controlling risk.

Municipal bond investors continued to benefit from favorable market conditions. The positive return metrics and market fundamentals have been driven primarily by hefty demand and sound credit conditions. Through the first nine months of the year, new issue supply averaged $25B+ per month which was just below the pace of calendar year 2018. Demand, as mentioned above, continued to be quite strong. During the first half of the year, $50B+ flowed into municipal bond mutual funds and exchange traded funds (“ETFs”).

The demand story goes far beyond the impact of high state-and-local-tax states (SALT states). We believe municipal investors across the country continue to find good value in the perceived safety of municipal securities, combined with attractive relative yields and cash flows. For many investors, the tax reform act of 2017 did not dramatically reduce marginal tax rates. Instead, the new tax rates, along with compelling relative yields, reignited the attractiveness of municipal bonds.

From a credit perspective, conditions generally improved in 2019, with upgrades exceeding downgrades. Further, Moody’s issued a report in May stating that all but two states (IL and NJ) are prepared to weather a moderate recession without significantly affecting their credit quality. This is due largely to healthy reserves and strong financial flexibility. Moody’s also noted that the states with the highest revenue volatility have appropriately stockpiled reserves.

Municipal bond yields remain relatively attractive within our preferred segment of the yield curve. We continue to see forward-looking value for tax free investors, especially those in mid-to-high tier tax brackets. During Fiscal Year 2019, 7-year AAA rated municipal bonds ranged from a high of 2.56% (11/6/18) to a low of 1.06% (8/15/19). The 7-year AAA Rated base municipal bond closed the year at a 1.32%. Crossover buyers continue to realize attractive Taxable Equivalent Yields (TEYs) on a relative basis, compared with U.S. Treasury Bonds and Investment Grade Corporate Bonds.

2019 was a very positive year for Kansas, as the state bounced back from a budget deficit to a budget surplus, mostly due to reversing tax cuts implemented by the previous Governor. Tax revenue jumped dramatically, as did personal income. The state’s tax collections exceeded expectations in 23 of the 24 months once the tax cuts were reversed. In fact, tax collections were $150M+ ahead of expectations through 2Q19. Cash reserves approached $1B through that period as well. In mid-July, CNBC called Kansas the “comeback state” in its “America’s Top States for Business” rankings*.

Manufacturing has seen steady growth this year, with the aerospace and aviation industries leading the way. That has led to many new ancillary businesses coming to the state. However, one stat to keep an eye on going forward is the disparity in economic and population growth at the county level: the state continues to see the top ten largest counties show the most positive overall gains in 2019.

Kansas municipal bonds remain a solid value in the overall municipal marketplace, as the rating agencies (S&P and Moody’s) both rate the state and many of its local issuers at a high level. With overall unemployment at 3.2% at the state level, we believe Kansas municipal bonds will continue to be in demand.

The Kansas Tax Exempt Bond Fund focuses on preservation of capital while producing cash flows that are fully exempt from federal taxes and Kansas state tax. The Fund continues to seek premium coupon general obligation (GO) and essential service revenue bonds in the investment grade category. Representative bond issues in the Fund include Kansas Department of Transportation Revenue, City of Wichita GO, Topeka Utility Revenue, Kansas Department of Finance Authority Revenue, and Wichita Water & Sewer Revenue. The Fund’s largest sector allocations are to School Districts (33%), General Obligations (14%), General Revenue (11%), Transportation (10%), and Utilities (10%).

The Fund’s modified duration is 4.41 years, which is in-line with last year’s duration of 4.35 years. We may look to alter the Fund’s duration over the next several quarters should value-added opportunities arise. The Fund holds 190 different bond issues, and over 65% of those are rated AA or better. The Institutional Share Class (I shares) returned +6.77% over the 12-month period ending September 30, 2019. Over this same time period, the Barclays 7 Year US Municipal Bond Index returned +7.85%. The Fund is Kansas-specific in nature while the Index is non-state specific (general Market). Given several factors, including the flatness of the yield curve, the Fund is presently taking on a lesser degree of interest rate risk as measured by duration. Over a 3-year time horizon, the I shares returned an average of +2.38% (annualized), compared to the Barclays Index at 2.66% (annualized).

Annual Report | September 30, 2019	1

American Independence Kansas Tax-Exempt Bond Fund	Shareholder Letter

September 30, 2019 (Unaudited)

The Fund did not employ any derivative investments during the fiscal year ending September 30, 2019.

Carret Asset Management, LLC

*	CNBC.com staff. (2019, July 10). America’s Top States for Business in 2019. CNBC.com. Retrieved from https://www.cnbc.com/2019/07/09/top-states-for-business-kansas.html

American Independence Kansas Tax-Exempt Bond Fund	Portfolio Update

September 30, 2019 (Unaudited)

Average Annual Total Returns (as of September 30, 2019)

	1 Year	5 Year	10 Year	Since Inception*
American Independence Kansas Tax-Exempt Bond Fund - Institutional Class	6.77%	2.75%	3.29%	4.58%
American Independence Kansas Tax-Exempt Bond Fund – Class A (NAV)	6.50%	2.39%	2.92%	4.24%
American Independence Kansas Tax-Exempt Bond Fund – Class A (MOP)	1.98%	1.51%	2.47%	4.09%
Bloomberg Barclays US Municipal Bond: 7 Year (6-8) Index(a)	7.85%	3.08%	3.76%	2.62%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 287-7933.

*	The Fund commenced operations on May 22, 2007. The Predecessor Fund, American Independence Kansas Tax-Exempt Bond Fund, managed by Manifold Fund Advisors, LLC, was reorganized into the American Independence Kansas Tax-Exempt Bond Fund on September 24, 2018. Manifold Partners, LLC had been the Fund’s investment adviser from September 24, 2018, through September 13, 2019, with Carret Asset Management, LLC serving as sub-adviser. Effective September 13, 2019, Manifold Partners, LLC ceased providing investment advisory services to the Fund and Carret Asset Management, LLC, became the Fund's investment adviser. Fund performance prior to September 24, 2018, is reflective of the past performance of the Predecessor Fund. The Institutional Class of the Predecessor Fund commenced operations on December 10, 1990. Class A of the Predecessor Fund commenced operations on August 6, 2002.
(a)	The Bloomberg Barclays 7-Year Municipal Bond Index is a total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6 to 8 years.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 4.25%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class and Class A shares (as reported in the January 28, 2019 Prospectus) are 0.57% and 0.48% and 0.82% and 0.73%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2021.

Annual Report | September 30, 2019	3

American Independence Kansas Tax-Exempt Bond Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of $3,000,000 Initial Investment (as of September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $3,000,000 in the Institutional Class. Due to differing expenses, performance of Class A will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Portfolio Diversification (% of Net Assets as of September 30, 2019)

American Independence Kansas Tax-Exempt Bond Fund	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Examples. As a shareholder of the American Independence Kansas Tax-Exempt Bond Fund, you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2019 and held through September 30, 2019.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2019 – September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During Period April 1, 2019 -September 30, 2019(b)
American Independence Kansas Tax-Exempt Bond Fund
Institutional Class
Actual	$1,000.00	$1,031.20	0.48%	$2.44
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.48%	$2.43
Class A
Actual	$1,000.00	$1,029.00	0.73%	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.41	0.73%	$3.70

(a)	Each Fund's expense ratios have been annualized based on the Fund's actual expenses for the 6 month period ending September 30, 2019.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2019	5

American Independence Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value (Note 2)
MUNICIPAL BONDS (97.65%)
Education (37.08%)(a)
Barton Community College, Certificate Participation Bonds
4.000%, 12/01/2032	$555,000	$621,983
4.000%, 12/01/2034	250,000	277,065
Bourbon County Unified School District No. 234-Fort Scott, General Obligation Unlimited Bonds
5.000%, 09/01/2025	355,000	410,841
Butler County Unified School District No. 206 Remington, General Obligation Unlimited Bonds
3.000%, 09/01/2034	1,000,000	1,033,050
3.000%, 09/01/2035	510,000	525,483
Butler County Unified School District No. 385 Andover, General Obligation Unlimited Bonds
4.000%, 09/01/2030	690,000	799,151
4.000%, 09/01/2031	500,000	575,985
5.000%, 09/01/2032	2,750,000	3,390,392
5.000%, 09/01/2034	2,000,000	2,454,020
Butler County Unified School District No. 490 El Dorado, General Obligation Unlimited Bonds
4.000%, 09/01/2034	1,000,000	1,122,550
4.000%, 09/01/2036	500,000	557,415
Dodge City Community College, Revenue Bonds
5.125%, 04/01/2030	250,000	254,700
Douglas County Unified School District No. 497 Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,738,695
4.000%, 09/01/2033	500,000	548,645
Finney County Unified School District No. 457 Garden City, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,500,000	1,685,165
5.000%, 09/01/2027	800,000	970,424
Ford County Unified School District No. 443 Dodge City, General Obligation Unlimited Bonds
4.000%, 03/01/2034	1,000,000	1,126,450
Franklin County Unified School District No. 290 Ottawa, General Obligation Unlimited Bonds
4.000%, 09/01/2040	250,000	271,135
5.000%, 09/01/2031	1,715,000	2,023,580
5.000%, 09/01/2032	150,000	176,847
5.000%, 09/01/2033	1,000,000	1,179,010
Geary County Unified School District No. 475, General Obligation Unlimited Bonds
4.000%, 09/01/2038	2,000,000	2,199,260
4.000%, 09/01/2043	1,000,000	1,091,690
Hutchinson Community College & Area Vocational School, Certificate Participation Bonds
4.000%, 10/01/2037	1,700,000	1,757,256
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited Bonds
4.000%, 09/01/2031	400,000	462,696
4.000%, 09/01/2033	1,000,000	1,121,960
4.000%, 09/01/2035	1,000,000	1,116,530
5.000%, 09/01/2030	1,970,000	2,393,432
5.250%, 09/01/2029	1,500,000	1,611,630
Johnson County Unified School District No. 232 De Soto, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,165,000	1,368,828
4.000%, 09/01/2032	1,745,000	2,041,650
Johnson County Unified School District No. 233 Olathe, General Obligation Unlimited Bonds
4.000%, 09/01/2031	1,000,000	1,136,780
4.000%, 09/01/2033	905,000	1,004,548
4.000%, 09/01/2035	790,000	874,198
4.000%, 09/01/2036	480,000	530,175
Johnson County Unified School District No. 512 Shawnee Mission, General Obligation Unlimited Bonds
5.000%, 10/01/2032	1,000,000	1,203,220
Kansas Development Finance Authority, Revenue Bonds
3.000%, 05/01/2030	450,000	469,773
4.000%, 05/01/2034	1,000,000	1,055,920

See Notes to Financial Statements.

American Independence Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value (Note 2)
Education (continued)
Leavenworth County Unified School District No. 453, General Obligation Unlimited Bonds
4.000%, 09/01/2036	$1,000,000	$1,116,870
Leavenworth County Unified School District No. 458, General Obligation Unlimited Bonds
5.000%, 09/01/2038	1,000,000	1,210,890
Leavenworth County Unified School District No. 464, General Obligation Unlimited Bonds
4.000%, 09/01/2034	675,000	750,310
Leavenworth County Unified School District No. 469, General Obligation Unlimited Bonds
4.000%, 09/01/2026	750,000	862,920
4.000%, 09/01/2030	900,000	965,511
Montgomery County Unified School District No. 446 Independence, General Obligation Unlimited Bonds
5.000%, 09/01/2030	1,715,000	2,088,613
Riley County Unified School District No. 383 Manhattan-Ogden, General Obligation Unlimited Bonds
5.000%, 09/01/2028	1,220,000	1,494,927
Saline County Unified School District No. 305 Salina, General Obligation Unlimited Bonds
4.000%, 09/01/2034	440,000	506,994
Scott County Unified School District No. 466 Scott City, General Obligation Unlimited Bonds
4.000%, 09/01/2037	1,000,000	1,089,940
Sedgwick County Unified School District No. 259 Wichita, General Obligation Unlimited Bonds
3.000%, 10/01/2021	500,000	517,105
Sedgwick County Unified School District No. 260 Derby, General Obligation Unlimited Bonds
3.500%, 10/01/2036	845,000	912,279
5.000%, 10/01/2029	340,000	377,604
Sedgwick County Unified School District No. 261 Haysville, General Obligation Unlimited Bonds
2.500%, 11/01/2030	500,000	501,790
5.000%, 11/01/2019	20,000	20,066
5.000%, 11/01/2023	5,000	5,015
Sedgwick County Unified School District No. 262 Valley Center, General Obligation Unlimited Bonds
4.000%, 09/01/2030	500,000	547,740
5.000%, 09/01/2033	750,000	866,737
Sedgwick County Unified School District No. 264 Clearwater, General Obligation Unlimited Bonds
4.000%, 09/01/2029	530,000	600,320
Sedgwick County Unified School District No. 265 Goddard, General Obligation Unlimited Bonds
5.000%, 10/01/2024	370,000	434,014
Sedgwick County Unified School District No. 266 Maize, General Obligation Unlimited Bonds
5.000%, 09/01/2021	500,000	535,245
Sedgwick County Unified School District No. 267 Renwick, General Obligation Unlimited Bonds
4.000%, 11/01/2033	350,000	400,257
4.000%, 11/01/2034	425,000	484,258
4.000%, 11/01/2035	635,000	721,131
Sedgwick County Unified School District No. 268 Cheney, General Obligation Unlimited Bonds
3.000%, 09/01/2029	615,000	643,714
Seward County Unified School District No. 480 Liberal, General Obligation Unlimited Bonds
4.000%, 09/01/2028	1,000,000	1,161,590
4.000%, 09/01/2032	500,000	570,645
5.000%, 09/01/2029	2,390,000	2,840,826
Shawne County Unified School District No. 437 Auburn - Washburn, General Obligation Unlimited Bonds
3.950%, 09/01/2028	825,000	845,023
Sumner County Unified School District No. 353 Wellington, General Obligation Unlimited Bonds
5.000%, 09/01/2026	230,000	259,330
Washburn University/Topeka, Revenue Bonds
4.000%, 07/01/2041	330,000	355,770
5.000%, 07/01/2035	500,000	583,730
Wyandotte County Unified School District No. 500 Kansas City, General Obligation Unlimited Bonds
5.000%, 09/01/2030	500,000	610,755
Total Education		68,064,051

See Notes to Financial Statements.

Annual Report | September 30, 2019	7

American Independence Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value (Note 2)
General Obligation (26.58%)(a)
Ashland Public Building Commission, Revenue Bonds
4.000%, 09/01/2020	$110,000	$111,740
5.000%, 09/01/2035	720,000	779,004
City of Abilene, General Obligation Unlimited Bonds
4.300%, 09/01/2027	150,000	154,045
4.600%, 09/01/2030	500,000	514,845
City of Abilene, Revenue Bonds
4.000%, 12/01/2029	325,000	372,807
4.000%, 12/01/2031	445,000	506,228
City of Dodge City, Revenue Bonds
4.000%, 06/01/2024	230,000	254,932
City of Haysville, Certificate Participation Bonds
4.125%, 11/01/2032	460,000	479,969
City of Junction City, General Obligation Unlimited Bonds
4.500%, 09/01/2031	1,000,000	1,026,190
City of Lawrence, General Obligation Unlimited Bonds
4.000%, 09/01/2030	470,000	542,798
4.000%, 09/01/2031	445,000	509,908
City of Manhattan, General Obligation Unlimited Bonds
4.000%, 11/01/2031	400,000	477,164
5.000%, 11/01/2025	570,000	688,600
5.000%, 11/01/2029	800,000	1,047,104
City of Merriam, General Obligation Unlimited Bonds
5.000%, 10/01/2027	1,670,000	2,130,252
City of Newton, General Obligation Unlimited Bonds
4.000%, 09/01/2023	250,000	273,450
City of Olathe, General Obligation Unlimited Bonds
4.000%, 10/01/2028	1,315,000	1,531,409
5.000%, 10/01/2024	535,000	611,794
City of Park City, General Obligation Unlimited Bonds
5.375%, 12/01/2025	5,000	5,020
City of Phillipsburg, Revenue Bonds
4.500%, 10/01/2028	545,000	558,712
City of Salina, General Obligation Unlimited Bonds
3.000%, 10/01/2033	620,000	649,208
3.000%, 10/01/2036	680,000	704,664
City of Shawnee, General Obligation Unlimited Bonds
4.000%, 12/01/2027	425,000	478,333
City of Spring Hill, General Obligation Unlimited Bonds
4.000%, 09/01/2029	810,000	939,592
City of Topeka, General Obligation Unlimited Bonds
2.000%, 08/15/2026	1,000,000	1,005,620
City of Wichita, General Obligation Unlimited Bonds
3.000%, 10/01/2030	720,000	781,416
4.000%, 06/01/2026	475,000	488,314
4.000%, 06/01/2027	780,000	801,754
4.000%, 12/01/2029	250,000	260,963
4.000%, 06/01/2030	820,000	958,400
5.000%, 12/01/2025	500,000	609,630
County of Clay, General Obligation Unlimited Bonds
4.000%, 10/01/2036	750,000	816,405
County of Geary, General Obligation Unlimited Bonds
4.000%, 09/01/2030	415,000	467,128
County of Johnson, General Obligation Unlimited Bonds
3.000%, 09/01/2030	400,000	411,464
4.000%, 09/01/2028	1,125,000	1,282,905

See Notes to Financial Statements.

American Independence Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value (Note 2)
General Obligation (continued)
County of Linn, General Obligation Unlimited Bonds
4.000%, 07/01/2032	$505,000	$589,709
County of Scott, General Obligation Unlimited Bonds
5.000%, 04/01/2028	500,000	509,215
Johnson County Public Building Commission, Revenue Bonds
4.000%, 09/01/2029	650,000	750,334
4.000%, 09/01/2030	500,000	574,270
4.000%, 09/01/2031	1,500,000	1,711,440
4.500%, 09/01/2027	955,000	1,012,969
Kansas Development Finance Authority, Revenue Bonds
4.000%, 10/01/2020	250,000	256,440
4.000%, 11/01/2031	1,100,000	1,275,021
5.000%, 04/01/2025	800,000	894,856
5.000%, 04/01/2026	1,485,000	1,657,839
5.000%, 11/01/2029	2,060,000	2,066,139
5.000%, 04/01/2031	1,000,000	1,114,590
5.000%, 04/01/2034	2,000,000	2,221,060
5.250%, 11/15/2021	1,300,000	1,306,130
5.500%, 11/15/2022	1,000,000	1,005,005
Overland Park Transportation Development District, Revenue Bonds
5.900%, 04/01/2032	900,000	913,554
Unified Government of Greeley County, General Obligation Unlimited Bonds
4.000%, 12/01/2029	250,000	280,167
4.000%, 12/01/2032	100,000	111,085
Wyandotte County-Kansas City Unified Government, General Obligation Unlimited Bonds
3.000%, 03/01/2020	720,000	724,881
4.000%, 08/01/2029	685,000	800,279
4.000%, 08/01/2030	1,560,000	1,740,231
4.000%, 08/01/2031	930,000	992,952
5.000%, 08/01/2025	815,000	975,547
5.000%, 08/01/2029	1,000,000	1,030,960
Wyandotte County-Kansas City Unified Government, Revenue Bonds
4.875%, 10/01/2028	380,000	380,080
5.000%, 12/01/2023	570,000	648,631
Total General Obligation		48,775,151

Health Care (7.25%)
City of Manhattan, Revenue Bonds
5.000%, 11/15/2029	680,000	741,982
City of Olathe, Revenue Bonds
4.000%, 09/01/2030	450,000	470,378
City of Wichita, Revenue Bonds
4.750%, 11/15/2024	810,000	813,289
5.000%, 11/15/2029	1,570,000	1,688,629
County of Franklin, Certificate Participation Bonds
4.750%, 09/01/2021	405,000	405,632
Kansas Development Finance Authority, Revenue Bonds
4.000%, 04/01/2024	230,000	233,059
4.500%, 04/01/2022	225,000	228,445
5.000%, 02/01/2022	555,000	561,499
5.000%, 11/15/2027	1,000,000	1,004,420
5.000%, 04/01/2029	650,000	661,654
5.000%, 11/15/2032	1,500,000	1,622,265
5.000%, 11/15/2034	350,000	378,063
5.250%, 01/01/2025	200,000	201,954
5.250%, 11/15/2030	250,000	251,180
5.375%, 03/01/2030	1,000,000	1,015,160

See Notes to Financial Statements.

Annual Report | September 30, 2019	9

American Independence Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value (Note 2)
Health Care (continued)
Lyon County Public Building Commission, Revenue Bonds
5.000%, 12/01/2035	$1,335,000	$1,578,144
Pawnee County Public Building Commission, Revenue Bonds
4.000%, 02/15/2031	145,000	150,481
University of Kansas Hospital Authority, Revenue Bonds
5.000%, 09/01/2028	250,000	297,313
5.000%, 09/01/2030	350,000	413,367
5.000%, 09/01/2031	500,000	588,735
Total Health Care		13,305,649

Housing (1.86%)
La Cygne Public Building Commission, Revenue Bonds
5.000%, 11/01/2029	375,000	375,994
Pratt County Public Building Commission, Revenue Bonds
3.250%, 12/01/2032	655,000	655,557
Topeka Public Building Commission, Revenue Bonds
5.000%, 06/01/2027	2,355,000	2,385,473
Total Housing		3,417,024

Public Services (0.99%)
Johnson County Park & Recreation District, Certificate Participation Bonds
3.000%, 09/01/2028	1,165,000	1,255,183
3.000%, 09/01/2029	535,000	571,144
Total Public Services		1,826,327

Transportation (9.31%)
Kansas Turnpike Authority, Revenue Bonds
4.000%, 09/01/2026	1,000,000	1,023,300
5.000%, 09/01/2031	630,000	826,264
5.000%, 09/01/2032	500,000	652,805
5.000%, 09/01/2038	900,000	1,151,559
State of Kansas Department of Transportation, Revenue Bonds
5.000%, 09/01/2023	200,000	228,460
5.000%, 09/01/2028	1,500,000	1,896,765
5.000%, 09/01/2029	1,000,000	1,199,230
5.000%, 09/01/2031	3,020,000	3,782,731
5.000%, 09/01/2032	500,000	623,945
5.000%, 09/01/2033	1,445,000	1,724,246
5.000%, 09/01/2034	3,260,000	3,981,598
Total Transportation		17,090,903

Utilities (14.58%)
City of Lawrence Water & Sewage System, Revenue Bonds
4.000%, 11/01/2038	1,000,000	1,101,950
City of Olathe Water & Sewer System, Revenue Bonds
3.000%, 07/01/2030	675,000	729,668
3.000%, 07/01/2031	555,000	594,594
3.000%, 07/01/2032	745,000	792,762
3.000%, 07/01/2033	755,000	796,631
4.000%, 07/01/2024	250,000	277,795
City of Topeka Combined Utility, Revenue Bonds
3.375%, 08/01/2032	1,335,000	1,347,122
3.500%, 08/01/2033	2,285,000	2,306,365
4.000%, 08/01/2026	2,600,000	2,731,768
City of Wichita Water & Sewer Utility, Revenue Bonds
3.000%, 10/01/2029	1,180,000	1,269,940

See Notes to Financial Statements.

American Independence Kansas Tax-Exempt Bond Fund	Portfolio of Investments

September 30, 2019

	Principal Amount	Value (Note 2)
Utilities (continued)
3.250%, 10/01/2031	$1,070,000	$1,082,027
3.375%, 10/01/2039	1,000,000	1,050,670
4.000%, 10/01/2029	1,000,000	1,026,970
4.000%, 10/01/2030	1,000,000	1,026,970
5.000%, 10/01/2025	1,000,000	1,070,090
5.000%, 10/01/2028	2,650,000	2,832,505
Kansas Power Pool, Revenue Bonds
5.000%, 12/01/2019	600,000	603,420
5.000%, 12/01/2023	200,000	219,110
5.000%, 12/01/2028	700,000	829,164
Kansas Rural Water Finance Authority, Revenue Bonds
4.100%, 09/01/2034	270,000	275,516
Wyandotte County-Kansas City Unified Government Utility System, Revenue Bonds
4.250%, 09/01/2023	500,000	505,640
5.000%, 09/01/2027	1,300,000	1,384,513
5.000%, 09/01/2031	1,350,000	1,598,515
5.000%, 09/01/2032	1,090,000	1,193,572
5.000%, 09/01/2033	100,000	116,983
Total Utilities		26,764,260

TOTAL MUNICIPAL BONDS
(Cost $172,874,724)		179,243,365

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.99%)
Money Market Fund
Federated Treasury Obligations Fund, Institutional Shares	1.824%	3,653,903	$3,653,903

TOTAL SHORT TERM INVESTMENTS
(Cost $3,653,903)			3,653,903

TOTAL INVESTMENTS (99.64%)
(Cost $176,528,627)			$182,897,268

OTHER ASSETS IN EXCESS OF LIABILITIES (0.36%)			656,870

NET ASSETS (100.00%)			$183,554,138

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

See Notes to Financial Statements.

Annual Report | September 30, 2019	11

American Independence Kansas Tax-Exempt Bond Fund	Statement of Assets and Liabilities

September 30, 2019

ASSETS:
Investments, at value (Cost $176,528,627)	$182,897,268
Receivable for shares sold	159,652
Dividends and interest receivable	1,684,582
Other assets	24,010
Total Assets	184,765,512

LIABILITIES:
Distributions payable	355,168
Payable for administration and transfer agency fees	39,053
Payable for investments purchased	749,648
Payable for shares redeemed	1,465
Payable to adviser	29,431
Payable for distribution and service fees	852
Payable for printing	3,678
Payable for professional fees	18,680
Payable for trustees' fees and expenses	667
Payable to Chief Compliance Officer fees	4,596
Accrued expenses and other liabilities	8,136
Total Liabilities	1,211,374
NET ASSETS	$183,554,138

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$176,733,284
Total distributable earnings	6,820,854
NET ASSETS	$183,554,138

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.97
Net Assets	$179,408,836
Shares of beneficial interest outstanding	16,359,096
Class A :
Net Asset Value, offering and redemption price per share	$10.97
Net Assets	$4,145,302
Shares of beneficial interest outstanding	377,932
Maximum offering price per share(a)	$11.46

(a)	Net Asset Value/100% minus maximum sales charge of net asset value, 4.25% for the Fund, adjusted to the nearest cent.

See Notes to Financial Statements.

American Independence Kansas Tax-Exempt Bond Fund	Statement of Operations

For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividends	$92,754
Interest	4,714,042
Total Investment Income	4,806,796
EXPENSES:
Investment advisory fees (Note 6)	464,762
Administration fees	219,221
Distribution fees
Class A	10,375
Custody fees	7,900
Legal fees	5,978
Audit and tax fees	12,384
Transfer agent fees	37,462
Trustees fees and expenses	14,746
Registration and filing fees	36,102
Printing fees	3,165
Chief Compliance Officer fees	45,999
Insurance fees	4,364
Other expenses	6,814
Total Expenses	869,272
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(108,274)
Class A	(6,089)
Total fees waived/reimbursed by investment adviser	(114,363)
Net Expenses	754,909
NET INVESTMENT INCOME	4,051,887
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	509,100
Net realized gain	509,100
Change in unrealized appreciation/(depreciation) on:
Investments	5,558,630
Net change	5,558,630
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,067,730
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,119,617

See Notes to Financial Statements.

Annual Report | September 30, 2019	13

American Independence Kansas Tax-Exempt Bond Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)	For the Year Ended October 31, 2017
OPERATIONS:
Net investment income	$4,051,887	$3,968,031	$5,370,631
Net realized gain/(loss) on investments	509,100	1,077,483	(244,507)
Net change in unrealized appreciation/(depreciation) on investments	5,558,630	(5,413,242)	(3,649,118)
Net increase/(decrease) in net assets resulting from operations	10,119,617	(367,728)	1,477,006
DISTRIBUTIONS TO SHAREHOLDERS(b)
Institutional Class	(4,455,855)	(3,771,175)	(5,057,517)
Class A (c)	(115,546)	(180,929)	(294,193)
Class C (c)	–	(8,545)	(18,921)
Total distributions	(4,571,401)	(3,960,649)	(5,370,631)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	61,548,180	28,106,930	28,351,865
Dividends reinvested	556,903	384,039	453,721
Shares redeemed	(21,338,286)	(58,543,555)	(48,557,589)
Net increase/(decrease) from beneficial share transactions	40,766,797	(30,052,586)	(19,752,003)
Class A (c)
Shares sold	19,887	651,534	381,419
Dividends reinvested	90,632	113,411	164,729
Shares redeemed	(854,924)	(7,251,264)	(374,573)
Net increase/(decrease) from beneficial share transactions	(744,405)	(6,486,319)	171,575
Class C (c)
Shares sold	–	27,246	1,536
Dividends reinvested	–	4,246	8,118
Shares redeemed	–	(710,429)	(459,797)
Net decrease from beneficial share transactions	–	(678,937)	(450,143)
Net increase/(decrease) in net assets	45,570,608	(41,546,219)	(23,924,196)

NET ASSETS:
Beginning of year	137,983,530	179,529,749	203,453,945
End of year	$183,554,138	$137,983,530	$179,529,749

(a)	Effective September 24, 2018, the American Independence Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	For the prior year ended October 31, 2017, American Independence Kansas Tax-Exempt Bond Fund had Total Distributions consisting of Net Investment Income of $5,370,631, and Net Realized Gains of $0 and Net Assets included accumulated net investment income of $72,211.
(c)	Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent the merger. As a result of the merger, Shareholder equity in Class A increased by $342,954 and 32,402 shares.

See Notes to Financial Statements.

American Independence Kansas Tax-Exempt Bond Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.59	$10.88		$11.09	$11.11	$11.16	$10.80

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.28	0.27		0.32	0.33	0.35	0.37 (c)
Net realized and unrealized gain/(loss) on investments	0.42	(0.29)		(0.21)	(0.02)	(0.05)	0.36
Total from investment operations	0.70	(0.02)		0.11	0.31	0.30	0.73

LESS DISTRIBUTIONS:
From net investment income	(0.28)	(0.27)		(0.32)	(0.33)	(0.35)	(0.37)
From net realized gains on investments	(0.04)	–		–	–	–	–
Total Distributions	(0.32)	(0.27)		(0.32)	(0.33)	(0.35)	(0.37)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.38	(0.29)		(0.21)	(0.02)	(0.05)	0.36
NET ASSET VALUE, END OF PERIOD	$10.97	$10.59		$10.88	$11.09	$11.11	$11.16

TOTAL RETURN(d)	6.77%	(0.15%)		1.04%	2.80%	2.70%	6.89%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$179,409	$133,235		$167,374	$190,780	$181,983	$183,423

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.55%	0.75	%(e)	0.61%	0.60%	0.60%	0.58%
Operating expenses including reimbursement/waiver	0.48%	0.56	%(e)	0.48%	0.48%	0.48%	0.48%
Net investment income including reimbursement/waiver	2.62%	2.80	%(e)	2.95%	2.94%	3.12%	3.39%

PORTFOLIO TURNOVER RATE(f)	12%	14%		9%	10%	13%	1%

(a)	Effective September 24, 2018, the American Independence Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(c)	Calculated based on ending shares outstanding during the period.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	15

American Independence Kansas Tax-Exempt Bond Fund	Financial Highlights

Class A	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)(b)		For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$10.59	$10.88		$11.09	$11.11	$11.16	$10.80

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(c)	0.26	0.24		0.28	0.29	0.31	0.33 (d)
Net realized and unrealized gain/(loss) on investments	0.42	(0.29)		(0.21)	(0.02)	(0.05)	0.36
Total from investment operations	0.68	(0.05)		0.07	0.27	0.26	0.69

LESS DISTRIBUTIONS:
From net investment income	(0.26)	(0.24)		(0.28)	(0.29)	(0.31)	(0.33)
From net realized gains on investments	(0.04)	–		–	–	–	–
Total Distributions	(0.30)	(0.24)		(0.28)	(0.29)	(0.31)	(0.33)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.38	(0.29)		(0.21)	(0.02)	(0.05)	0.36
NET ASSET VALUE, END OF PERIOD	$10.97	$10.59		$10.88	$11.09	$11.11	$11.16

TOTAL RETURN(e)	6.50%	(0.51%)		0.65%	2.41%	2.34%	6.47%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$4,145	$4,748		$11,462	$11,509	$10,620	$10,186

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.88%	1.25	%(f)	1.11%	1.10%	1.03%	1.08%
Operating expenses including reimbursement/waiver	0.73%	0.94	%(f)	0.87%	0.87%	0.83%	0.87%
Net investment income including reimbursement/waiver	2.40%	2.43	%(f)	2.56%	2.55%	2.76%	3.00%

PORTFOLIO TURNOVER RATE(g)	12%	14%		9%	10%	13%	1%

(a)	Effective September 24, 2018, the American Independence Kansas Tax-Exempt Bond Fund merged with and into a clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.
(b)	Class C shares were merged into Class A on September 24, 2018. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(c)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(d)	Calculated based on ending shares outstanding during the period.
(e)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the American Independence Kansas Tax-Exempt Bond Fund (the “Fund” or “Kansas Tax-Exempt Bond Fund”). The Fund’s primary investment objective is to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. The Fund currently offers Institutional Class Shares and Class A Shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The Kansas Tax-Exempt Bond Fund is the successor in interest to the American Independence Kansas Tax-Exempt Bond Fund (“Predecessor Kansas Fund”), and was a series of another investment company, American Independence Funds Trust (“Predecessor Trust”), which was advised by Manifold Fund Advisors, LLC (“MFA”). On September 18, 2018, the shareholders of the Predecessor Kansas Fund approved the reorganization of the Institutional Class Shares, Class A Shares and Class C Shares of the Predecessor Fund with and into the Institutional Class Shares and Class A Shares of the Kansas Tax Exempt Bond Fund and Class C Shares exchanged for load-waived Class A Shares in the Kansas Tax Exempt Bond Fund, and effective as of the close of business on September 21, 2018, the assets and liabilities of the Predecessor Kansas Fund were transferred to the Trust in exchange for shares of the Kansas Tax-Exempt Bond Fund. Costs incurred by the Kansas Tax-Exempt Bond Fund in connection with the reorganization were paid by Manifold Partners, LLC (“Manifold”), the advisor following the reorganization. The prior fiscal year end of the Predecessor Kansas Fund was October 31, 2017. The reporting period for the Kansas Tax-Exempt Bond Fund was an 11 month period from November 1, 2017 through September 30, 2018. Operations prior to September 24, 2018 were for the Predecessor Kansas Fund. The reorganization was accomplished by a tax-free exchange of 13,125,721 shares of the Predecessor Tax-Exempt Bond Fund’s shares, valued at $138,912,350 for the exact same shares (except for of Class C shares that were exchanged for load waived Class A shares) and value of the Kansas Tax-Exempt Bond Fund’s shares. For financial reporting purposes, assets received and shares issued by the Kansas Tax-Exempt Bond Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Kansas Fund was carried forward to align ongoing reporting of the Kansas Tax-Exempt Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Predecessor Kansas Fund were $138,912,350, including $757,310 of net unrealized appreciation, $72,211 of undistributed (accumulated) net investment income, and $383,483 of undistributed (accumulated) net realized gain.

The reorganization did not result in any material change to the Fund’s investment objectives or principal investment strategies or fundamental investment restrictions. However, upon completion of the reorganization, Manifold, an affiliate of the previous adviser, became the new investment adviser, through September 13, 2019. Carret Asset Management, LLC continued to be the sub-adviser to the Kansas Tax-Exempt Bond Fund through September 13, 2019, at which point, Carret Asset Management, LLC became the adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and shares of registered investment companies that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Annual Report | September 30, 2019	17

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$179,243,365	$–	$179,243,365
Short Term Investments	3,653,903	–	–	3,653,903
Total	$3,653,903	$179,243,365	$–	$182,897,268

*	For a detailed Sector breakdown, see the accompanying Portfolio of Investments.

There were no Level 3 securities held in the Fund at September 30, 2019.

Securities Purchased on a When-Issued Basis: The Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement.

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high-quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

The Fund invests primarily in debt obligations issued by the State of Kansas and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of Kansas specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of each Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned based on the effective yield method. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: Distributions from net investment income for the Fund are declared daily and paid monthly. Distributions from net realized capital gains, if any, are distributed at least annually. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its investment adviser has determined that so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2019	19

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

The tax character of distributions paid by the Fund for the fiscal years or periods ended September 30, 2019, September 30, 2018 and October 31, 2017 respectively, were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$137,415	$3,914,477	$519,509

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$49,064	$3,911,585	$–

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Kansas Tax-Exempt Bond Fund	$–	$5,370,631	$–

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Kansas Tax-Exempt Bond Fund
Gross unrealized appreciation (excess of value over tax cost)	$6,393,484
Gross unrealized depreciation (excess of tax cost over value)	(24,843)
Net unrealized appreciation	$6,368,641
Cost of investments for income tax purposes	$176,528,627

Components of Distributable Earnings: At September 30, 2019, components of distributable earnings were as follows:

Kansas Tax-Exempt Bond Fund
Undistributed ordinary income	$434,899
Accumulated capital gains	372,482
Net unrealized appreciation	6,368,641
Other cumulative effect of timing differences(a)	(355,168)
Total	$6,820,854

(a)	Related to distributions payable at year end.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Kansas Tax-Exempt Bond Fund	$55,901,844	$17,582,020

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

Transactions in common shares were as follows:

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018(a)	For the Year Ended October 31, 2017
Kansas Tax-Exempt Bond Fund
Institutional Class
Shares sold	5,710,019	2,618,566	2,598,718
Shares issued in reinvestment of distributions to shareholders	52,366	35,603	41,610
Shares redeemed	(1,988,206)	(5,458,564)	(4,458,454)
Net increase/(decrease) in shares outstanding	3,774,179	(2,804,395)	(1,818,126)
Class A
Shares sold	1,842	61,220	34,999
Shares issued in reinvestment of distributions to shareholders	8,441	10,574	15,117
Shares redeemed	(80,824)	(677,021)	(34,278)
Net increase/(decrease) in shares outstanding	(70,541)	(605,227)	15,838
Class C
Shares sold	–	2,509	142
Shares issued in reinvestment of distributions to shareholders	–	396	745
Shares redeemed	–	(66,742)	(42,133)
Net decrease in shares outstanding	–	(63,837)	(41,246)

(a)	Effective September 24, 2018, the Predecessor Kansas Fund merged with and into clone series of ALPS Series Trust. In connection with the merger, the fiscal year-end changed from October 31 to September 30.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 96% of the shares outstanding of the Fund are owned by one omnibus account.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Effective September 13, 2019, Carret Asset Management, LLC (the “Adviser” or “Carret”), serves as the investment adviser to the Fund. The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

Prior to the reorganization, the adviser to the Predecessor Fund was MFA and the sub-adviser to the Predecessor Fund was Carret. Upon completion of the Reorganization, Manifold became the Fund's investment adviser, and Carret continued to serve as the Fund's investment sub-adviser. On September 13, 2019, Manifold ceased to serve as the Fund's investment adviser, and Carret became the investment adviser on that date.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years and the Board may extend the Advisory Agreement for additional one-year terms by approval at an in-person meeting called for the purpose of considering such matters. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 60 days’ prior written notice. The Adviser may terminate the Advisory Agreement upon 120 days’ prior written notice. Pursuant to an investment advisory agreement between the Fund and Manifold, Manifold was entitled to receive an annual fee of 0.30%, computed daily and paid monthly. Of the $464,762 in investment advisory fees disclosed on the Statement of Operations, $442,185 is attributable to Manifold, and $22,577 is attributable to Carret.

Effective September 13, 2019, pursuant to a fee waiver letter agreement (“Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fee, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business to 0.48% of the Fund’s average daily net assets for Institutional Class shares and Class A shares. The Fee Waiver Agreement is in effect through January 31, 2021. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Of the $114,363 in fees waived disclosed on the Statement of Operations, $105,073 is attributable to Manifold, and $9,290 is attributable to Carret.

Annual Report | September 30, 2019	21

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

As of September 30, 2019, the balances of recoupable expenses for the Fund were as follows:

Kansas Tax-Exempt Bond Fund	Expiring in 2022
Class A	$440
Institutional Class	8,850

Previously waived fees by Manifold amounting to $105,073 are not subject to recoupment by Carret.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2019, are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares of the Fund and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Class A Shares. Under the Shareholder Services Plan the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of the Fund’s Class A Shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Starting as of September 24, 2018, the Board authorized 0.00% to be paid on shareholder servicing fees.

The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. The Fund was permitted to pay distribution and service fees at an annual rate of up to 0.50% of its Class A share assets. This fees consisted of up to 0.25% for shareholder services of the Class A share assets (which is currently not being charged) and up to 0.25% for distribution expenses, as defined by FINRA, of Class A share assets. Effective September 24, 2018, the Funds adopted a plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) that allows its Class A shares to pay a distribution and service fee, as defined by the FINRA from its assets for selling and distributing its shares.

American Independence Kansas
Tax-Exempt Bond Fund	Notes to Financial Statements

September 30, 2019

7. TRUSTEES

As of September 30, 2019, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08, “Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund had already been amortizing certain callable debt securities held at a premium to the earliest call date; therefore, the Fund did not adopt this ASU.

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund has elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of September 30, 2019.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2019	23

American Independence Kansas	Report of Independent Registered
Tax-Exempt Bond Fund	Public Accounting Firm

To the Shareholders of American Independence Kansas Tax-Exempt Bond Fund and

Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of American Independence Kansas Tax-Exempt Bond Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended October 31, 2017, and prior, were audited by other auditors whose report dated December 28, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 25, 2019

American Independence Kansas	Disclosure Regarding Renewal and
Tax-Exempt Bond Fund	Approval of Fund Advisory Agreement

September 30, 2019

The Board of Trustees met in person on August 22, 2019 to evaluate, among other things, the proposed new investment advisory agreement and interim advisory agreement (the “New Carret Agreements”) between the Trust (on behalf of the Fund) and Carret Asset Management, LLC (“Adviser” or “Carret”) was in the best interests of the Fund’s shareholders. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by independent legal counsel.

In voting to approve the New Carret Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Fees and Expenses: The Trustees reviewed and considered the proposed contractual annual advisory fee to be paid by the Fund equal to 0.30% of the Fund’s average daily net assets. The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in a peer group and universe of funds provided by FUSE, an independent provider of investment company data. They noted that the peer group for the Fund consisted of single-state municipal bond funds identified by the FUSE.

The Trustees noted that the Fund’s contractual advisory fee of 0.30% was below the peer group median and fell in the lowest decile of the comparable universe of funds. They considered the fee currently paid to Carret as sub-adviser (0.15%, less 50% of any adviser fee waivers) and whether the increased fee was reasonable in light of the additional services, obligations and risks assumed by Carret as the adviser. They discussed the range of fees charged by Carret for managing other accounts, and reasons for the variations described by Carret.

Nature, Extent and Quality of Services: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Carret Advisory Agreement. The Trustees reviewed certain background materials supplied by Carret, including Carret’s Form ADV.

The Trustees reviewed and considered Carret’s history as an asset manager and the quality of services provided to the Fund as the current sub-adviser. The Trustees discussed the research and decision-making processes utilized by Carret, including the methods adopted to seek to achieve compliance with the investment objective, policies and restrictions of the Fund. The Trustees considered the background and experience of Carret’s management team, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund. The Trustees also considered the reputation of Carret, its key personnel and its ability to deliver all services required of an adviser.

Performance: The Trustees noted that the Fund, currently sub-advised by Carret, achieved positive returns in each of the periods presented with returns similar to that of the peer funds. They discussed that the Fund trailed the benchmark index over each period, but acknowledged Carret’s dedication to providing a portfolio limited primarily to Kansas municipal bonds. They discussed the performance of the Fund since Carret became the sub-adviser.

Profitability: The Trustees received and considered information related to Carret’s historical profitability as the Fund’s sub-adviser, as well as an estimated profitability analysis prepared by Carret based on the estimated fees to be paid under the Carret Advisory Agreement. The Trustees considered the impact of the expense limitation agreement on anticipated profits. The Trustees then reviewed and discussed Carret’s financial statements to analyze Carret’s financial condition and stability.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the Carret Advisory Agreement. They recognized the benefits received by shareholders from the expense limitation agreement, which reduced shareholder expenses at lower asset levels. They also considered that Fund shareholders benefit from the current scale of Carret’s advisory business, which affords opportunities in terms of execution, access to markets, and similar benefits of institutional investing, but that the Fund’s assets under management would likely not result in material additional economies of scale for Carret.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Carret from its relationship with the Fund, including research and other support services.

The Trustees, including all the Independent Trustees, concluded that:

●	the proposed annual advisory fee for the Fund was not unreasonable;

●	the terms of the fee waiver/expense reimbursement letter agreement between the Trust (on behalf of the Fund) and Carret were reasonable;

●	the nature, extent and quality of services to be rendered by Carret under the New Advisory Agreement were adequate and the shareholders of the Fund would benefit by retaining an experienced adviser that had provided quality service to the Fund;

Annual Report | September 30, 2019	25

American Independence Kansas	Disclosure Regarding Renewal and
Tax-Exempt Bond Fund	Approval of Fund Advisory Agreement

September 30, 2019

●	the performance of the Fund was acceptable and consistent with the Fund’s investment mandate;

●	bearing in mind the limitations of comparing different types of accounts and the different levels of service typically associated with such accounts, the fee structures applicable to Carret’s other clients employing comparable strategies to the Fund was not indicative of any unreasonableness with respect to the advisory fee payable by the Fund;

●	the estimated profitability of Carret relating to the management of the Fund was not unreasonable; and

●	there were no material economies of scale or other material incidental benefits expected to accrue to Carret because of its relationship with the Fund during the initial term of the New Advisory Agreement.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including a majority of the Independent Trustees, concluded each approval of the New Carret Agreements with Carret was consistent with the best interests of the Fund and its shareholders. Based on its evaluation of the considerations, the Board unanimously voted to approve the New Carret Agreements, and to recommend to the shareholders of the Fund that they approve the New Carret Agreement.

American Independence Kansas
Tax-Exempt Bond Fund	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-800-444-7388 or (ii) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-800-444-7388 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov.

3. TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code, American Independence Kansas Tax Exempt Bond Fund designated $519,509 as long-term capital gain dividends.

For the year ended September 30, 2019, 96.61% of the distributions from net investment income for American Independence Kansas Tax Exempt Bond Fund are exempt from federal income tax.

Annual Report | September 30, 2019	27

American Independence Kansas
Tax-Exempt Bond Fund	Privacy Policy

September 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-833-287-7933.

American Independence Kansas
Tax-Exempt Bond Fund	Privacy Policy

September 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Annual Report | September 30, 2019	29

American Independence Kansas
Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (4 funds).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present), RiverNorth Marketplace Lending Corp. (2018 to present) and RiverNorth Managed Duration Municipal Income Fund (2019 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

American Independence Kansas
Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

Annual Report | September 30, 2019	31

American Independence Kansas
Tax-Exempt Bond Fund	Trustees & Officers

September 30, 2019 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Kimberly Storms, Birth year: 1972	Treasurer	Since October 2012	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Christopher Moore, Birth year: 1984	Secretary	Since May 2019	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP (2013-2016) and as Corporate Counsel at DSW, Inc. (2012-2013). He also served as a certified public accountant for Ernst & Young (2007-2009) and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of the RiverNorth Opportunities Fund, Inc., and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.
Erich Rettinger, Birth year: 1985	Assistant Treasurer	Since May 2019	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.
Anne Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas Foss, Birth Year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Carret Asset Management, LLC does not provide investment advisory services for any of these series other than the Fund, and any other investment companies for which Carret Asset Management, LLC provides investment advisory services, currently none.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-833-287-7933.

This material must be preceded or accompanied by a prospectus.

The American Independence Funds are distributed by ALPS Distributors, Inc

Beacon Funds

- Beacon Accelerated Return Strategy Fund
- Beacon Planned Return Strategy Fund

Annual Report
September 30, 2019

Shareholder Letter	2
Portfolio Update
Beacon Accelerated Return Strategy Fund	4
Beacon Planned Return Strategy Fund	6
Disclosure of Fund Expenses	8
Portfolios of Investments
Beacon Accelerated Return Strategy Fund	10
Beacon Planned Return Strategy Fund	13
Statements of Assets and Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets
Beacon Accelerated Return Strategy Fund	18
Beacon Planned Return Strategy Fund	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	36
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	37
Additional Information	39
Privacy Policy	40
Trustees and Officers	43

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.beacontrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-894-9222 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.beacontrust.com.

Beacon Funds Trust	Shareholder Letter

September 30, 2019 (Unaudited)

Now that we reached the end of 2019 fiscal year, we would like to provide an update on the Beacon Accelerated Return Strategy Fund (BARLX) and the Beacon Planned Return Strategy Fund (BPRLX).

Beacon investment strategies are disciplined, rules-based equity strategies for investors who are looking for a supplement or an alternative to traditional stock-picking strategies which can be negatively impacted by investment styles or market sectors falling in and out of favor, as well as behavioral biases embedded in stock picking strategies.

Beacon’s rules-based strategies, on the other hand, attempt to add value through intelligent portfolio design and implementation, not through individual security or sector selection. They seek to offer a diversified portfolio of domestic equity exposure with contractually defined outcomes and stable returns, taking the emotion out of investing.

Both portfolios consist of approximately 12 unique monthly investments, each one seeking to offer exposure to the S&P 500 price index over a 12 month period, enhanced upside participation and potential alpha (outperformance), as well as a potential monthly income stream from option premiums. Each monthly BPRLX investment also seeks to mitigate risk by providing 10% downside protection against losses in the S&P 500 price index over a 12 month period. The portfolios are systematically re-balanced each month to minimize portfolio risk.

The current environment of late-cycle economic uncertainty, rising geopolitical risks, heightened market volatility and range-bound returns could bode well for Accelerated Return Strategy and Planned Return Strategy. The strategies not only seek to provide a cushion against losses in the equity markets (in the case of BPRLX) and high equity participation, but they can also provide potential upside enhancement on positive results.

During the fourth quarter of 2018, when S&P 500 lost 14% of its value, Planned Return Strategy protected against approximately half of the index losses, providing strong portfolio insurance while preserving a decent upside capture during the eventual recovery.

The past 12 months provide a good example of what’s likely to be ahead of us; a sharp selloff at the end of 2018, followed by a strong market recovery in the first quarter of 2019, and a sideways market in the second and third quarters of 2019; showing all three possible market cycles during the same 12 month term.

During this period, the S&P 500 index was up 4.25%, while the Funds primary benchmark, S&P 500 BuyWrite index, was down -1.11%, and the Funds secondary benchmark, HFRX Global Hedge Fund Index, was up 0.01%.

We are happy to report that both Accelerated Return Strategy and Planned Return Strategy outperformed all three indices during the past 12 months. BARLX was up 5.09%, while BPRLX was up 5.77% with half of the volatility of the broad equity indices during the same time period. Moreover, Beacon Funds continued to have stellar peer group results, with BARLX ranking in the top 13% of its Morningstar peer group universe and BPRLX ranking in the top 11% of the same peer group universe during the 2019 fiscal year1.

2	www.beacontrust.com

Beacon Funds Trust	Shareholder Letter

September 30, 2019 (Unaudited)

Income component of returns generated from short options helped results, while the directional component of returns generated from long options detracted from performance. Portfolio hedging helped maintain a low volatility profile for BPRLX during the 2019 fiscal year.

The rules-based, systematic equity strategy that Accelerated Return Strategy and Planned Return Strategy employ, with downside protection in the case of BPRLX, has been gaining good traction with individual and institutional investors over the past two years, as evidenced by the popularity and robust asset gathering of the defined outcome strategies offered by various fund sponsors and ETF providers.

Beacon’s Accelerated Return Strategy and Planned Return Strategy are early adopters in the defined outcome strategy space, managed by an experienced team. They are much easier to understand alternatives to expensive hedge fund strategies, unproven absolute return products, and hard to understand black swan strategies that investors have used in the past to manage equity risk.

We believe Beacon's systematic equity strategies may also offer a good solution to the dilemma bond investors face today in this ultra-low yield environment when fixed income securities do not offer sufficient yields to meet most investors’ return objectives.

10-year Treasury bonds yield 1.8% as of the time of this writing, which is the most investors can earn over the next 10 years unless yields are suppressed even lower: an unlikely event. If bond yields move up 1% however, investors can lose approximately 8% of the value of their Treasury bonds as bond yields and prices move in opposite directions.

Beacon funds seek to have similar portfolio diversification benefits and the low risk-profile of bonds, however, they also pursue better total return outcomes than bonds without any sensitivity to interest rates. As a result, we believe Beacon's rules-based strategies not only pair up well with traditional equities, but are also good supplements to traditional bond strategies.

Beacon Funds Portfolio Management Team

[1]	Rankings are based on Morningstar’s options based investment category over the 9/30/18 – 9/30/19 period. BPRLX was the 19th best fund out of 170 funds, and BARLX was the 22nd best fund out of 170 funds in the category based on investment performance.

Alpha is a measure of performance. It is the excess return of an investment relative to the return of a benchmark index.

Beta is a measure of volatility. It measures the systematic risk of a portfolio in comparison the market as a whole.

HFRX Global Hedge Fund index is an index that is designed to be representative of the overall composition of the hedge fund universe.

S&P 500 is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the NYSE or NASDAQ.

Annual Report | September 30, 2019	3

Beacon Accelerated Return Strategy Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment
(at Inception* through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2019)

	1 Month	3 Month	6 Month	YTD	1 Year	Since Inception*
Beacon Accelerated Return Strategy Fund – Institutional Class	2.22%	1.91%	6.17%	22.00%	5.09%	9.34%
CBOE S&P 500 BuyWrite Index	0.65%	0.56%	3.85%	10.88%	-1.11%	4.15%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 814-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The Cboe S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

4	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio Update

September 30, 2019 (Unaudited)

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2019 Prospectus), are 1.35 % and 1.35%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Top Ten Holdings (as a % of Net Assets)*

Option Contract	Expiration Date	Strike Price
S&P 500® Mini Index	10/14/2019	0.01	10.63%
S&P 500® Mini Index	3/13/2020	0.01	9.94%
S&P 500® Mini Index	11/14/2019	0.01	8.99%
S&P 500® Mini Index	12/13/2019	0.01	8.72%
S&P 500® Mini Index	1/14/2020	0.01	8.72%
S&P 500® Mini Index	4/14/2020	0.01	8.69%
S&P 500® Mini Index	5/14/2020	0.01	8.43%
S&P 500® Mini Index	6/12/2020	0.01	8.17%
S&P 500® Mini Index	7/14/2020	0.01	8.16%
S&P 500® Mini Index	8/14/2020	0.01	8.02%
Top Ten Holdings			88.47%

Asset Allocation (as a % of Net Assets)*

Purchased Option Contracts	103.30%
Written Option Contracts	(5.34)%
Cash, Money Market Funds, & Other Assets in Excess of Liabilities	2.04%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2019	5

Beacon Planned Return Strategy Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $1,000,000 Initial Investment
(at Inception* through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $1,000,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2019)

	1 Month	3 Month	6 Month	YTD	1 Year	Since Inception*
Beacon Planned Return Strategy Fund – Institutional Class	1.56%	1.26%	4.30%	14.10%	5.77%	6.72%
CBOE S&P 500 BuyWrite Index	0.65%	0.56%	3.85%	10.88%	-1.11%	4.15%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 894-9222 or by visiting www.beacontrust.com.

*	Inception date of October 2, 2017 for Institutional Class.

The Cboe S&P 500 BuyWrite Index (BXM) is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index. The BXM is a passive total return index based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500 Index (SPXSM) “covered” call option, generally on the third Friday of each month. The SPX call written will have about one month remaining to expiration, with an exercise price just above the prevailing index level (i.e., slightly out of the money). The SPX call is held until expiration and cash settled, at which time a new one-month, near-the-money call is written.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

6	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio Update

September 30, 2019 (Unaudited)

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2019 Prospectus), 1.31% and 1.31%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Top Ten Holdings (as a % of Net Assets)*

Option Contract	Expiration Date	Strike Price
S&P 500® Mini Index	10/14/2019	35.96	10.25%
S&P 500® Mini Index	1/14/2020	36.12	10.21%
S&P 500® Mini Index	12/13/2019	33.90	10.04%
S&P 500® Mini Index	6/12/2020	39.30	9.18%
S&P 500® Mini Index	7/14/2020	37.08	8.41%
S&P 500® Mini Index	8/14/2020	39.10	8.12%
S&P 500® Mini Index	5/14/2020	37.75	7.99%
S&P 500® Mini Index	4/14/2020	36.78	7.60%
S&P 500® Mini Index	2/14/2020	36.70	5.76%
S&P 500® Mini Index	3/13/2020	37.88	5.73%
Top Ten Holdings			83.29%

Asset Allocation (as a % of Net Assets)*

Purchased Option Contracts	111.69%
Written Option Contracts	(13.05)%
Cash, Money Market Funds, & Other Assets in Excess of Liabilities	1.36%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2019	7

Beacon Funds Trust	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Example. As a shareholder of the Beacon Accelerated Return Strategy Fund or Beacon Planned Return Strategy Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2019 and held through September 30, 2019.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2019 – September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	www.beacontrust.com

Beacon Funds Trust	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During Period April 1, 2019 - September 30, 2019(b)
Beacon Accelerated Return
Strategy Fund
Institutional Class
Actual	$1,000.00	$1,061.70	1.21%	$6.25
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.21%	$6.12

Beacon Planned Return
Strategy Fund
Institutional Class
Actual	$1,000.00	$1,043.00	1.17%	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.17%	$5.92

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2019	9

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2019

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (103.30%)
Call Option Contracts (103.30%)
S&P 500® Mini Index:
Jefferies	10/14/2019	$0.01	425	$12,650,975	$12,650,938
Jefferies	10/14/2019	276.20	425	12,650,975	932,877
Jefferies	11/14/2019	261.10	360	10,716,120	1,346,810
Jefferies	11/14/2019	0.01	360	10,716,120	10,697,279
Jefferies	12/13/2019	0.01	350	10,418,450	10,385,348
Jefferies	12/13/2019	260.97	150	4,465,050	575,307
Jefferies	12/13/2019	277.00	200	5,953,400	479,450
Jefferies	01/14/2020	0.01	350	10,418,450	10,381,066
Jefferies	01/14/2020	277.00	120	3,572,040	307,728
Jefferies	01/14/2020	282.00	230	6,846,410	496,211
Jefferies	02/14/2020	0.01	300	8,930,100	8,884,271
Jefferies	02/14/2020	282.00	160	4,762,720	368,243
Jefferies	02/14/2020	289.92	140	4,167,380	239,246
Jefferies	03/13/2020	285.40	400	11,906,800	859,917
Jefferies	03/13/2020	0.01	400	11,906,800	11,828,848
Jefferies	04/14/2020	0.01	350	10,418,450	10,338,907
Jefferies	04/14/2020	289.19	350	10,418,450	701,442
Jefferies	05/14/2020	0.01	340	10,120,780	10,030,457
Jefferies	05/14/2020	289.19	90	2,679,030	190,722
Jefferies	05/14/2020	301.17	250	7,441,750	336,035
Jefferies	06/12/2020	0.01	330	9,823,110	9,720,570
Jefferies	06/12/2020	284.80	180	5,358,060	454,713
Jefferies	06/12/2020	301.17	150	4,465,050	216,520
Jefferies	07/14/2020	284.80	180	5,358,060	472,705
Jefferies	07/14/2020	299.47	150	4,465,050	248,200
Jefferies	07/14/2020	0.01	330	9,823,110	9,713,559
Jefferies	08/14/2020	299.47	325	9,674,275	569,684
Jefferies	08/14/2020	0.01	325	9,674,275	9,552,234
				229,801,240	122,979,287
TOTAL PURCHASED OPTION CONTRACTS
(Cost $114,221,359)				$229,801,240	$122,979,287

See Notes to Financial Statements.

10	www.beacontrust.com

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2019

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.90%)
Money Market Funds
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class(a)	1.336%	180,290	180,290
Invesco Short-Term Investments Trust Government & Agency Portfolio -Institutional Class	1.816%	885,416	885,416
			1,065,706
TOTAL SHORT TERM INVESTMENTS
(Cost $1,065,706)			1,065,706

TOTAL INVESTMENTS (104.20%)
(Cost $115,287,065)			$124,044,993

LIABILITIES IN EXCESS OF OTHER ASSETS (-4.20%)			(5,003,089)

NET ASSETS (100.00%)			$119,041,904

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.

Annual Report | September 30, 2019	11

Beacon Accelerated Return Strategy Fund	Portfolio of Investments

September 30, 2019

WRITTEN OPTION CONTRACTS (5.34%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Call Option Contracts - (5.34%)
S&P 500® Mini Index
Jefferies	10/14/19	$300.16	(850)	$597,298	$(25,301,950)	$(151,597)
Jefferies	11/14/19	283.53	(720)	424,585	(21,432,240)	(1,217,408)
Jefferies	12/13/19	284.12	(300)	186,805	(8,930,100)	(541,367)
Jefferies	12/13/19	297.78	(400)	219,075	(11,906,800)	(326,941)
Jefferies	01/14/20	299.16	(240)	137,681	(7,144,080)	(224,853)
Jefferies	01/14/20	301.54	(460)	241,357	(13,692,820)	(366,613)
Jefferies	02/14/20	303.15	(320)	175,898	(9,525,440)	(275,122)
Jefferies	02/14/20	309.55	(280)	142,149	(8,334,760)	(149,828)
Jefferies	03/13/20	305.18	(800)	438,959	(23,813,600)	(696,111)
Jefferies	04/14/20	309.72	(700)	392,488	(20,836,900)	(536,445)
Jefferies	05/14/20	311.46	(180)	103,978	(5,358,060)	(142,144)
Jefferies	05/14/20	320.69	(500)	265,846	(14,883,500)	(201,468)
Jefferies	06/12/20	306.73	(360)	229,926	(10,716,120)	(405,410)
Jefferies	06/12/20	322.28	(300)	165,503	(8,930,100)	(125,546)
Jefferies	07/14/20	308.18	(360)	234,966	(10,716,120)	(417,849)
Jefferies	07/14/20	320.61	(300)	192,804	(8,930,100)	(178,303)
Jefferies	08/14/20	322.32	(650)	432,703	(19,348,550)	(394,811)
TOTAL WRITTEN OPTION CONTRACTS				$4,582,021	$(229,801,240)	$(6,351,816)

See Notes to Financial Statements.

12	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2019

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (111.69%)
Call Option Contracts (108.39%)
S&P 500® Mini Index:
Jefferies	10/14/2019	$35.96	1,200	$35,720,400	$31,409,450
Jefferies	10/14/2019	276.95	1,200	35,720,400	2,546,696
Jefferies	11/14/2019	35.03	550	16,371,850	14,421,373
Jefferies	11/14/2019	270.50	550	16,371,850	1,571,100
Jefferies	11/14/2019	260.69	610	18,157,870	2,305,993
Jefferies	11/14/2019	33.90	610	18,157,870	16,063,386
Jefferies	12/13/2019	260.69	1,170	34,827,390	4,517,740
Jefferies	12/13/2019	33.90	1,170	34,827,390	30,766,140
Jefferies	01/14/2020	276.70	1,200	35,720,400	3,107,250
Jefferies	01/14/2020	36.12	1,200	35,720,400	31,281,153
Jefferies	02/14/2020	36.70	680	20,241,560	17,658,833
Jefferies	02/14/2020	37.88	310	9,227,770	8,014,006
Jefferies	02/14/2020	290.40	310	9,227,770	519,149
Jefferies	02/14/2020	282.75	680	20,241,560	1,525,420
Jefferies	03/13/2020	285.15	200	5,953,400	433,646
Jefferies	03/13/2020	37.88	680	20,241,560	17,553,440
Jefferies	03/13/2020	36.78	200	5,953,400	5,184,609
Jefferies	03/13/2020	290.40	680	20,241,560	1,217,269
Jefferies	04/14/2020	285.15	900	26,790,300	2,064,061
Jefferies	04/14/2020	36.78	900	26,790,300	23,305,872
Jefferies	05/14/2020	289.23	950	28,278,650	2,010,541
Jefferies	05/14/2020	37.75	950	28,278,650	24,477,071
Jefferies	06/12/2020	301.03	1,100	32,743,700	1,597,104
Jefferies	06/12/2020	39.30	1,100	32,743,700	28,128,253
Jefferies	07/14/2020	37.08	1,000	29,767,000	25,773,803
Jefferies	07/14/2020	283.60	1,000	29,767,000	2,711,845
Jefferies	08/14/2020	39.10	975	29,022,825	24,896,828
Jefferies	08/14/2020	299.75	975	29,022,825	1,692,604
Jefferies	09/14/2020	299.75	200	5,953,400	365,844
Jefferies	09/14/2020	39.10	200	5,953,400	5,099,785
				698,036,150	332,220,264

See Notes to Financial Statements.

Annual Report | September 30, 2019	13

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2019

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (111.69%) (continued)
Put Option Contracts (3.30%)
S&P 500® Mini Index:
Jefferies	10/14/2019	$276.95	1,200	$35,720,400	$34,873
Jefferies	11/14/2019	270.50	550	16,371,850	70,939
Jefferies	11/14/2019	260.69	610	18,157,870	45,137
Jefferies	12/13/2019	260.69	1,170	34,827,390	188,759
Jefferies	01/14/2020	276.70	1,200	35,720,400	548,266
Jefferies	02/14/2020	282.75	680	20,241,560	490,214
Jefferies	02/14/2020	290.40	310	9,227,770	282,839
Jefferies	03/13/2020	285.15	200	5,953,400	178,711
Jefferies	03/13/2020	290.40	680	20,241,560	704,779
Jefferies	04/14/2020	285.15	900	26,790,300	912,831
Jefferies	05/14/2020	289.23	950	28,278,650	1,183,561
Jefferies	06/12/2020	301.03	1,100	32,743,700	1,937,705
Jefferies	07/14/2020	283.60	1,000	29,767,000	1,285,634
Jefferies	08/14/2020	299.75	975	29,022,825	1,866,421
Jefferies	09/14/2020	299.75	200	5,953,400	403,011
				349,018,075	10,133,680
TOTAL PURCHASED OPTION CONTRACTS
(Cost $322,460,139)				$1,047,054,225	$342,353,944

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.47%)
Money Market Funds
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class(a)	1.336%	354,067	354,067
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	1.816%	4,156,207	4,156,207
			4,510,274
TOTAL SHORT TERM INVESTMENTS
(Cost $4,510,274)			4,510,274

TOTAL INVESTMENTS (113.16%)
(Cost $326,970,413)			$346,864,218

LIABILITIES IN EXCESS OF OTHER ASSETS (-13.16%)			(40,340,240)

NET ASSETS (100.00%)			$306,523,978

(a)	All or a portion is held as collateral at broker for written options.

See Notes to Financial Statements.

14	www.beacontrust.com

Beacon Planned Return Strategy Fund	Portfolio of Investments

September 30, 2019

WRITTEN OPTION CONTRACTS (13.05%)

Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (1.66%)
S&P 500® Mini Index
Jefferies	10/14/19	$249.26	(1,200)	$1,085,649	$(35,720,400)	$(3,153)
Jefferies	11/14/19	243.45	(550)	530,584	(16,371,850)	(15,502)
Jefferies	11/14/19	234.62	(610)	470,737	(18,157,870)	(10,472)
Jefferies	12/13/19	234.62	(1,170)	967,247	(34,827,390)	(61,288)
Jefferies	01/14/20	249.03	(1,200)	905,644	(35,720,400)	(207,580)
Jefferies	02/14/20	254.48	(680)	477,834	(20,241,560)	(210,027)
Jefferies	02/14/20	261.36	(310)	201,090	(9,227,770)	(118,774)
Jefferies	03/13/20	256.64	(200)	147,332	(5,953,400)	(82,217)
Jefferies	03/13/20	261.36	(680)	480,554	(20,241,560)	(317,435)
Jefferies	04/14/20	256.64	(900)	726,930	(26,790,300)	(446,861)
Jefferies	05/14/20	260.31	(950)	754,016	(28,278,650)	(603,414)
Jefferies	06/12/20	270.93	(1,100)	878,572	(32,743,700)	(1,002,272)
Jefferies	07/14/20	255.24	(1,000)	993,702	(29,767,000)	(709,263)
Jefferies	08/14/20	269.78	(975)	937,659	(29,022,825)	(1,032,119)
Jefferies	09/14/20	269.78	(200)	207,132	(5,953,400)	(229,757)
				9,764,682	(349,018,075)	(5,050,134)

Call Option Contracts - (11.39%)
S&P 500® Mini Index
Jefferies	10/14/19	291.07	(2,400)	2,711,309	(71,440,800)	(1,961,794)
Jefferies	11/14/19	285.49	(1,100)	1,321,877	(32,743,700)	(1,678,581)
Jefferies	11/14/19	272.55	(1,220)	1,252,583	(36,315,740)	(3,254,573)
Jefferies	12/13/19	273.33	(2,340)	2,475,045	(69,654,780)	(6,356,448)
Jefferies	01/14/20	288.81	(2,400)	2,432,898	(71,440,800)	(3,923,459)
Jefferies	02/14/20	294.12	(1,360)	1,309,277	(40,483,120)	(1,928,134)
Jefferies	02/14/20	300.74	(620)	578,271	(18,455,540)	(619,053)
Jefferies	03/13/20	295.90	(400)	398,674	(11,906,800)	(568,073)
Jefferies	03/13/20	301.78	(1,360)	1,303,837	(40,483,120)	(1,440,833)
Jefferies	04/14/20	296.90	(1,800)	1,858,870	(53,580,600)	(2,680,170)
Jefferies	05/14/20	300.83	(1,900)	1,935,541	(56,557,300)	(2,592,612)
Jefferies	06/12/20	312.70	(2,200)	2,032,155	(65,487,400)	(1,807,381)
Jefferies	07/14/20	296.62	(2,000)	2,295,414	(59,534,000)	(3,662,052)
Jefferies	08/14/20	312.25	(1,950)	2,191,228	(58,045,650)	(2,043,024)
Jefferies	09/14/20	313.39	(400)	463,075	(11,906,800)	(431,231)
				24,560,054	(698,036,150)	(34,947,418)

TOTAL WRITTEN OPTION CONTRACTS				$34,324,736	$(1,047,054,225)	$(39,997,552)

See Notes to Financial Statements.

Annual Report | September 30, 2019	15

Beacon Funds Trust	Statements of Assets and Liabilities

September 30, 2019

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
ASSETS:
Investments, at value (Cost $115,287,065 and $326,970,413)	$124,044,993	$346,864,218
Cash and cash equivalents	1,500,000	–
Dividends and interest receivable	3,846	8,522
Other assets	20,969	21,518
Total Assets	125,569,808	346,894,258

LIABILITIES:
Written options, at value (premiums received $4,582,021 and $34,324,736)	6,351,816	39,997,552
Payable for administration and transfer agency fees	24,343	58,749
Payable for shares redeemed	10,971	10,816
Payable to adviser	97,784	251,421
Payable for distribution and service fees	11,804	7,180
Payable for printing	411	930
Payable for professional fees	23,255	29,988
Payable for trustees' fees and expenses	54	139
Payable to Chief Compliance Officer fees	722	1,865
Accrued expenses and other liabilities	6,744	11,640
Total Liabilities	6,527,904	40,370,280
NET ASSETS	$119,041,904	$306,523,978

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$116,366,641	$291,328,204
Total distributable earnings	2,675,263	15,195,774
NET ASSETS	$119,041,904	$306,523,978

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$10.15	$10.44
Net Assets	$119,041,904	$306,523,978
Shares of beneficial interest outstanding	11,724,796	29,368,996

See Notes to Financial Statements.

16	www.beacontrust.com

Beacon Funds Trust	Statements of Operations

For the Year Ended September 30, 2019

	BEACON ACCELERATED RETURN STRATEGY FUND	BEACON PLANNED RETURN STRATEGY FUND
INVESTMENT INCOME:
Dividends	$55,438	$121,706
Total Investment Income	55,438	121,706

EXPENSES:
Investment advisory fees (Note 7)	1,227,896	3,094,171
Administration fees	104,368	260,634
Shareholder service fees
Institutional Class	4,359	25,638
Class A	3	3
Distribution fees
Class A	26	25
Custody fees	5,777	5,794
Legal fees	9,258	24,004
Audit and tax fees	19,195	19,477
Transfer agent fees	27,539	59,415
Trustees fees and expenses	11,721	29,592
Registration and filing fees	38,009	57,332
Printing fees	3,628	8,893
Chief Compliance Officer fees	8,657	21,868
Insurance fees	5,045	14,021
Offering costs	233	230
Other expenses	6,059	9,308
Total Expenses	1,471,773	3,630,405
NET INVESTMENT LOSS	(1,416,335)	(3,508,699)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND WRITTEN OPTIONS:
Net realized gain/(loss) on:
Investments	2,629,789	(2,313,998)
Written options	5,952,817	26,658,081
Net realized gain	8,582,606	24,344,083
Change in unrealized appreciation/(depreciation) on:
Investments	(8,006,478)	(23,681,795)
Written options	3,515,271	18,042,144
Net change	(4,491,207)	(5,639,651)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND WRITTEN OPTIONS	4,091,399	18,704,432
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,675,064	$15,195,733

See Notes to Financial Statements.

Annual Report | September 30, 2019	17

Beacon Accelerated Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
OPERATIONS:
Net investment loss	$(1,416,335)	$(1,773,483)
Net realized gain on investments and written options	8,582,606	9,097,658
Net change in unrealized appreciation/(depreciation) on investments and written options	(4,491,207)	11,479,340
Net increase in net assets resulting from operations	2,675,064	18,803,515

DISTRIBUTIONS TO SHAREHOLDERS
Class A (b)(c)	(1,311)	–
Institutional Class	(17,982,239)	(870,244)
Total distributions	(17,983,550)	(870,244)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Class A (b)(c)
Shares sold	–	10,000
Dividends reinvested	1,311	–
Shares redeemed	(10,971)	–
Net increase/(decrease) from beneficial share transactions	(9,660)	10,000
Institutional Class
Shares sold	20,818,136	151,518,922
Dividends reinvested	17,459,214	153,524
Shares redeemed	(58,445,591)	(15,087,426)
Net increase/(decrease) from beneficial share transactions	(20,168,241)	136,585,020
Net increase/(decrease) in net assets	(35,486,387)	154,528,291

NET ASSETS:
Beginning of period	154,528,291	–
End of period	$119,041,904	$154,528,291

(a)	Commenced operations on October 2, 2017.
(b)	Commenced operations on June 11, 2018.
(c)	Effective as of September 30, 2019, the Fund has suspended the offering of its Class A shares.

See Notes to Financial Statements.

18	www.beacontrust.com

Beacon Planned Return Strategy Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
OPERATIONS:
Net investment loss	$(3,508,699)	$(4,140,058)
Net realized gain on investments and written options	24,344,083	9,765,102
Net change in unrealized appreciation/(depreciation) on investments and written options	(5,639,651)	19,860,640
Net increase in net assets resulting from operations	15,195,733	25,485,684

DISTRIBUTIONS TO SHAREHOLDERS
Class A (b)(c)	(762)	–
Institutional Class	(24,405,566)	(1,129,696)
Total distributions	(24,406,328)	(1,129,696)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Class A (b)(c)
Shares sold	–	10,000
Dividends reinvested	762	–
Shares redeemed	(10,816)	–
Net increase/(decrease) from beneficial share transactions	(10,054)	10,000
Institutional Class
Shares sold	23,162,773	370,673,094
Dividends reinvested	21,646,863	293,880
Shares redeemed	(80,670,196)	(43,727,775)
Net increase/(decrease) from beneficial share transactions	(35,860,560)	327,239,199
Net increase/(decrease) in net assets	(45,081,209)	351,605,187

NET ASSETS:
Beginning of period	351,605,187	–
End of period	$306,523,978	$351,605,187

(a)	Commenced operations on October 2, 2017.
(b)	Commenced operations on June 11, 2018.
(c)	Effective as of September 30, 2019, the Fund has suspended the offering of its Class A shares.

See Notes to Financial Statements.

Annual Report | September 30, 2019	19

Beacon Accelerated Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$11.30	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)	(0.13)
Net realized and unrealized gain on investments	0.37	1.49
Total from investment operations	0.26	1.36

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.41)	(0.06)
Total Distributions	(1.41)	(0.06)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.15)	1.30
NET ASSET VALUE, END OF PERIOD	$10.15	$11.30

TOTAL RETURN(c)	5.09%	13.70%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$119,042	$154,518

RATIOS TO AVERAGE NET ASSETS
Operating expenses (d)	1.20%	1.29	%(e)
Net investment loss	(1.16%)	(1.25	%)(e)

PORTFOLIO TURNOVER RATE(f)(g)	0%	0%

(a)	Commenced operations on October 2, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2019 and period ended September 30, 2018, respectively, in the amount of 0.14% (annualized) and 0.06% (annualized) of average net assets of Institutional Class shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

20	www.beacontrust.com

Beacon Planned Return Strategy Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.73	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.11)	(0.13)
Net realized and unrealized gain on investments	0.62	0.89
Total from investment operations	0.51	0.76

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.80)	(0.03)
Total Distributions	(0.80)	(0.03)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.29)	0.73
NET ASSET VALUE, END OF PERIOD	$10.44	$10.73

TOTAL RETURN(c)	5.77%	7.64%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$306,524	$351,595

RATIOS TO AVERAGE NET ASSETS
Operating expenses (d)	1.17%	1.25	%(e)
Net investment loss	(1.13%)	(1.23	%)(e)

PORTFOLIO TURNOVER RATE(f)(g)	0%	0%

(a)	Commenced operations on October 2, 2017.
(b)	Calculated using the average shares method.
(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)	According to the Fund's shareholder services plan with respect to the Fund's Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund during the period ended September 30, 2019 and period ended September 30, 2018, respectively, in the amount of 0.14% (annualized) and 0.06% (annualized) of average net assets of Institutional Class shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.
(g)	All securities whose maturity or expiration date at time of acquisition were one year or less are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

Annual Report | September 30, 2019	21

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

ALPS Series Trust (the "Trust"), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of multiple separate portfolios or series. This annual report describes the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund (each, a "Fund" and collectively, the "Funds" or "Beacon Funds Trust"). The Funds are non-diversified and the primary investment objectives are to deliver capital appreciation and generate positive alpha for the Beacon Accelerated Return Strategy Fund, and capital preservation and capital appreciation for the Beacon Planned Return Strategy Fund. The Funds currently offer Institutional Class shares. Effective as of September 30, 2019, the Funds have suspended the offering of its Class A shares. Each share class of the Funds has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the "Board") may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies ("U.S. GAAP"). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). Flexible Exchange Options are valued based on prices supplied by an independent third-party pricing service, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company's applicable net asset value ("NAV"). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds' investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2019	23

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

The following is a summary of the inputs used to value the Funds' investments as of September 30, 2019:

BEACON ACCELERATED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$122,979,287	$–	$122,979,287
Short Term Investments	1,065,706	–	–	1,065,706
Total	$1,065,706	$122,979,287	$–	$124,044,993

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(6,351,816)	$–	$(6,351,816)
TOTAL	$–	$(6,351,816)	$–	$(6,351,816)

BEACON PLANNED RETURN STRATEGY FUND

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Purchased Option Contracts	$–	$342,353,944	$–	$342,353,944
Short Term Investments	4,510,274	–	–	4,510,274
Total	$4,510,274	$342,353,944	$–	$346,864,218

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities
Written Option Contracts	$–	$(39,997,552)	$–	$(39,997,552)
TOTAL	$–	$(39,997,552)	$–	$(39,997,552)

There were no Level 3 securities held during the year.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation ("FDIC") insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: The Funds place their cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Offering Costs: The Funds incurred offering costs during the fiscal year ended September 30, 2019. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of the Funds. Amounts amortized through September 30, 2019, are expensed in the Funds' Statements of Operations.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution and services plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds' administrator has analyzed the Funds' tax positions and has concluded that as of September 30, 2019, no provision for income tax is required in the Funds' financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country's tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Annual Report | September 30, 2019	25

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

3. DERIVATIVE INSTRUMENTS

The Funds' investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds' use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds' performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for nonhedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

The Funds use FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation ("OCC"), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the "buyer for every seller and the seller for every buyer," protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter ("OTC") options positions. The Funds bear the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Funds may have difficulty closing out certain FLEX Options positions at desired times and prices.

Purchased Options: When the Funds purchase an option, an amount equal to the premium paid by the Funds are recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Funds write an option, an amount equal to the premium received by the Funds are recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writers of an option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Annual Report | September 30, 2019	27

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

The average option contract notional amount during the fiscal year ended September 30, 2019, is noted below for each of the Funds.

Derivative Type	Unit of Measurement	Monthly Average
Beacon Accelerated Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$234,750,185
Written Option Contracts	Notional value of contracts outstanding	$234,750,185

Derivative Type	Unit of Measurement	Monthly Average
Beacon Planned Return Strategy Fund
Purchased Option Contracts	Notional value of contracts outstanding	$1,029,947,747
Written Option Contracts	Notional value of contracts outstanding	$1,029,947,747

Derivative Instruments: The following tables disclose the amounts related to the Funds' use of Derivative instruments.

The effect of derivative instruments on the Statements of Assets and Liabilities as of September 30, 2019:

Risk Exposure	Statements of Assets and Liabilities Location	Fair Value of Asset Derivatives	Statements of Assets and Liabilities Location	Fair Value of Liability Derivatives
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$122,979,287	Written Options, at value	$6,351,816
		$122,979,287		$6,351,816

Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options/ Written Options)	Investments, at value	$342,353,944	Written Options, at value	$39,997,552
		$342,353,944		$39,997,552

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

The effect of derivative instruments on the Statements of Operations for the fiscal year ended September 30, 2019:

Risk Exposure	Statements of Operations Location	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain (Loss) on Derivatives Recognized in Income
Beacon Accelerated Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$2,629,789	$(8,006,478)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	5,952,817	3,515,271
Total		$8,582,606	$(4,491,207)
Beacon Planned Return Strategy Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/ (depreciation) on investments	$(2,313,998)	$(23,681,795)
Equity Contracts (Written Options)	Net realized gain/(loss) on written option contracts/Net change in unrealized appreciation/ (depreciation) on written option contracts	26,658,081	18,042,144
Total		$24,344,083	$(5,639,651)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2019	29

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

The tax character of distributions paid during the fiscal year ended September 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$6,405,718	$11,577,832
Beacon Planned Return Strategy Fund	7,760,438	16,645,890

The tax character of distributions paid during the fiscal period ended September 30, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gains
Beacon Accelerated Return Strategy Fund	$101,843	$768,401
Beacon Planned Return Strategy Fund	–	1,129,696

Reclassifications: As of September 30, 2019, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Statements of Assets and Liabilities and have no impact on the net asset value of the Funds:

	Paid-in Capital	Distributable Earnings
Beacon Accelerated Return Strategy Fund	$(233)	$233
Beacon Planned Return Strategy Fund	(231)	231

These reclassifications were primarily attributable to offering expenses that are non-deductible for tax.

Unrealized Appreciation and Depreciation on Investments and Derivative Instruments: As of September 30, 2019, the aggregate costs of investments, gross unrealized appreciation/ (depreciation) and net unrealized appreciation of instruments and derivative instruments for Federal tax purposes were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Gross unrealized appreciation (excess of value over tax cost)(a)	$–	$–
Gross unrealized depreciation (excess of tax cost over value)(a)	–	–
Net unrealized appreciation	$–	$–
Cost of investments for income tax purposes	$124,044,993	$346,864,218

(a)	Includes appreciation/(depreciation) on written options.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

Components of Distributable Earnings: At September 30, 2019, components of distributable earnings were as follows:

	Beacon Accelerated Return Strategy Fund	Beacon Planned Return Strategy Fund
Undistributed ordinary income	$217,892	$3,966,726
Accumulated capital gains	2,457,371	11,229,048
Total	$2,675,263	$15,195,774

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Beacon Accelerated Return Strategy Fund	$–	$–
Beacon Planned Return Strategy Fund	–	–

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2019, the redemption fees charged by the Funds, if any, are presented in the Statements of Changes in Net Assets.

Annual Report | September 30, 2019	31

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

Transactions in common shares were as follows:

	For the Year Ended September 30, 2019	For the Period Ended September 30, 2018
Beacon Accelerated Return Strategy Fund
Class A(a)(b)
Shares sold	–	927
Shares issued in reinvestment of distributions to shareholders	158	–
Shares redeemed	(1,085)	–
Net increase/(decrease) in shares outstanding	(927)	927
Institutional Class(c)
Shares sold	2,080,398	15,086,370
Shares issued in reinvestment of distributions to shareholders	2,098,463	14,805
Shares redeemed	(6,123,424)	(1,431,816)
Net increase/(decrease) in shares outstanding	(1,944,563)	13,669,359

Beacon Planned Return Strategy Fund
Class A(a)(b)
Shares sold	–	957
Shares issued in reinvestment of distributions to shareholders	83	–
Shares redeemed	(1,040)	–
Net increase/(decrease) in shares outstanding	(957)	957
Institutional Class(c)
Shares sold	2,426,904	37,004,843
Shares issued in reinvestment of distributions to shareholders	2,368,365	28,840
Shares redeemed	(8,191,159)	(4,268,797)
Net increase/(decrease) in shares outstanding	(3,395,890)	32,764,886

(a)	Commenced operations June 11, 2018.

(b)	Effective as of September 30, 2019, the Fund has suspended the offering of its Class A shares.

(c)	Commenced operations October 2, 2017.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 97% of the outstanding shares of the Beacon Accelerated Return Strategy Fund are held by one omnibus account. Approximately 85% of the outstanding shares of the Beacon Planned Return Strategy Fund are owned by one omnibus account. Share transaction activities of these shareholders could have a material impact on the Funds.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Beacon Investment Advisory Services, Inc. (the "Adviser"), subject to the authority of the Board, is responsible for the management of the Funds' portfolios. The Adviser manages the investments of the Funds in accordance with the Funds' investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the "Advisory Agreement") with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund's average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rate is 1.00% based on average daily net assets for the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days' written notice. The Adviser may terminate the Advisory Agreement upon 60 days' notice.

Pursuant to a fee waiver letter agreement (the "Fee Waiver Agreement"), the Adviser has contractually agreed to limit the amount of each Fund's Total Annual Fund Operating Expenses, exclusive of 12b-1 fees, shareholder servicing fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses to an annual rate of 1.40% of the Beacon Accelerated Return Strategy Fund's average daily net assets for each of the Class A shares and the Institutional Class shares and 1.40% of the Beacon Planned Return Strategy Fund's average daily net assets for the Class A shares and the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2020. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust's Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. There were no fees waived or reimbursed for the fiscal year ended September 30, 2019.

Administrator: ALPS Fund Services, Inc. ("ALPS") (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund's operations. Each Fund's administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year ended September 30, 2019 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Annual Report | September 30, 2019	33

Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

Compliance Services: ALPS provides services as each Fund's Chief Compliance Officer to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the "Distributor") (an affiliate of ALPS) acts as the principal underwriter of each Fund's shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds' principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a Distribution and Services Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act for their Class A shares. The Plan allows the Funds to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Funds, if any, as their funding medium and for related expenses. The Plan permits the Funds to make total payments at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund's Class A assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class A shares, if any, and Class A Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution fees on the Statements of Operations.

Each Fund has adopted a shareholder services plan ("Shareholder Services Plan") for its Class A shares and Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates ("Participating Organizations"), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of each Fund's Class A shares and Institutional Class shares, respectively, to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees paid by the Funds are disclosed in the Statements of Operations.

8. TRUSTEES

As of September 30, 2019, there were four Trustees, three of whom are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Independent Trustees"). The Independent Trustees of the Trust receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust. As discussed in Note 7, the Funds pay ALPS an annual fee for compliance services.

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Beacon Funds Trust	Notes to Financial Statements

September 30, 2019

9. INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of September 30, 2019.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2019	35

Beacon Funds Trust	Report of Independent Registered Public Accounting Firm

To the Shareholders of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund (the "Funds"), each a series of ALPS Series Trust, as of September 30, 2019, and the related statements of operations for the year then ended, and the statements of changes in net assets, including the related notes, and the financial highlights for each of the two periods in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2018.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 25, 2019

36	www.beacontrust.com

Beacon Funds Trust	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

On August 22, 2019, the Board of Trustees (the "Board") of ALPS Series Trust (the "Trust") met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and Beacon Investment Advisory Services, Inc. ("Beacon" or the "Adviser") in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the renewal of the Investment Advisory Agreement with Beacon, the Trustees, including all the Independent Trustees, considered the following factors with respect to the Beacon Accelerated Return Strategy Fund ("BARS Fund") and the Beacon Planned Return Strategy Fund ("BPRS Fund" and together with the BARS Fund, the "Beacon Funds"):

Nature Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the Beacon Funds under the Beacon Agreement. The Trustees reviewed certain background materials supplied by Beacon in its presentation, including its Form ADV and ownership structure as a subsidiary of a larger organization.

The Trustees reviewed and considered Beacon's investment advisory personnel, its history as an asset manager and its performance. The Trustees also reviewed the research and decision-making processes utilized by the Beacon, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Beacon Funds. The Trustees discussed the strong compliance culture of the firm, noting the results of the recent examination of it by the SEC. They considered the Trust's experience with Beacon in the period since the initial approval, including the firm's strong responsiveness to the officers of the Trust and excellent compliance record.

The Trustees considered the background and experience of Beacon's team, including reviewing the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the Beacon Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, Beacon Advisory's Code of Ethics. The Trustees also considered Beacon Advisory's reputation generally and its risk management controls and decision-making processes. The Board agreed that the nature, extent and quality of services rendered by Beacon under the Beacon Agreement were satisfactory.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Beacon Funds to Beacon of 1.00% of the Fund's daily average net assets, considering the nature, extent and quality of the advisory services provided by Beacon Advisory to the Beacon Funds. The Board considered the information they received comparing each Beacon Fund's contractual annual advisory fees and overall expenses with those of funds in the expense group and universe of funds provided by FUSE, an independent provider of investment company data.

The Trustees noted that the BARS Fund's contractual advisory fee of 1.00% was slightly above the peer group median, but within the range of the peer group. The Board also noted that the BARS Fund's net expense ratio was also above the peer group median, but within the range of the peer group. With respect to the BPRS Fund, its contractual advisory fee of 1.00% was slightly above the peer group median, but within the range of the peer group. The Board also noted that the BPRS Fund's net expense ratio was also above the peer group median, but within the range of the peer group. The Board acknowledged Beacon's representation regarding the differences in strategies of the peer funds compared to the Beacon Funds, noting that the Funds' strategy may be more work-intensive than of certain peer funds. The Trustees also noted Beacon's representation that it did not offer the same strategy to other clients, but did offer similar strategies for a fee that was greater than both Funds' management fee. After further consideration, the Trustees determined that the contractual annual advisory fees, taking into consideration the total net expenses for each Fund were not unreasonable for the quality of services provided.

Annual Report | September 30, 2019	37

Beacon Funds Trust	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

Performance: The Board reviewed performance information provided for the Funds for the one year period ended July 30, 2019 compared to each Fund's benchmark index, and for the 3-month, one-year and since inception periods ended June 30, 2019 against a peer group selected by FUSE. The Trustees observed that the returns for each Fund's one year ended July 30, 2019 outperformed the benchmark index. In addition, for each of the 3-month, one year and since inception periods ended June 30, 2019, the Funds each significantly outperformed their respective peer group median performance, ranking among the top funds within the peer group. The Board noted their satisfaction with each Beacon Fund's performance, giving credit to Beacon's disciplined execution of its strategy.

Profitability: The Trustees received and considered a profitability analysis prepared by Beacon based on the fees paid under the Beacon Agreement. The Trustees noted that Beacon's work with the Funds was profitable, but that the amount of profit was not unreasonable in absolute terms or as a percentage of income. They considered the benefit to Beacon of the soft dollar arrangements and reviewed and discussed the financial statements of Beacon's parent company, recognizing that Beacon's parent was well capitalized. Further, in consideration of the fact that Beacon's work with the Funds was profitable, the Board did not have concerns regarding the firm's continued viability.

Economies of Scale: The Trustees considered whether Beacon was benefiting from economies of scale in the provision of services to each Beacon Fund and whether such economies should be shared with the Funds' shareholders under the Beacon Agreement. The Board noted Beacon's belief that, because the firm was part of a large organization, it was able achieve certain internal economies through resource sharing with its parent company and thus was able to charge the Funds a lower advisory fee than it otherwise would be able to if it were a smaller organization. The Board reviewed the size of Beacon Funds and their prospects for growth, and agreed that neither had not yet achieved meaningful economies that would necessitate the establishment of breakpoints, but agreed to continue to monitor and revisit the issue at the appropriate time.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Beacon from its relationship with each Beacon Fund, including research and other support services, noting nothing of concern.

Having requested and reviewed such information from Beacon as the Board believed to be reasonably necessary to evaluate the terms of the Beacon Agreement, the Trustees, including all the Independent Trustees, concluded that the compensation of Beacon was appropriate under the Beacon Agreement and the renewal of the Beacon Agreement was in the best interests of each Beacon Fund and its respective shareholders.

38	www.beacontrust.com

Beacon Funds Trust	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the website of the Securities and Exchange Commission (the "SEC") at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-894-9222 or (ii) on the SEC's website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC website at http://www.sec.gov.

3. TAX DESIGNATIONS

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Beacon Accelerated Return Strategy Fund: $11,577,832

Beacon Planned Return Strategy Fund: $16,645,890

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

Beacon Accelerated Return Strategy Fund: 0.00%

Beacon Planned Return Strategy Fund: 0.00%

The following Funds designate the percentages listed below of the income dividends distributed in 2018 as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

Beacon Accelerated Return Strategy Fund: 0.00%

Beacon Planned Return Strategy Fund: 0.00%

Annual Report | September 30, 2019	39

Beacon Funds Trust	Privacy Policy

September 30, 2019 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•      Social Security number and account transactions

•      Account balances and transaction history

•      Wire transfer instructions

HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-894-9222 or go to www.beacontrust.com.

40	www.beacontrust.com

Beacon Funds Trust	Privacy Policy

September 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Beacon Accelerated Return Strategy fund and Beacon Planned Return Strategy fund (each, a “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates' everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

•     State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

Annual Report | September 30, 2019	41

Beacon Funds Trust	Privacy Policy

September 30, 2019 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

42	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (4 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Beacon Investment Advisory Services, Inc. provides investment advisory services, currently none.

Annual Report | September 30, 2019	43

Beacon Funds Trust	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children's Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present), RiverNorth Marketplace Lending Corp. (2018 to present) and RiverNorth Managed Duration Municipal Income Fund (2019 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Beacon Investment Advisory Services, Inc. provides investment advisory services, currently none.

44	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston's Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Beacon Investment Advisory Services, Inc. provides investment advisory services, currently none.

Annual Report | September 30, 2019	45

Beacon Funds Trust	Trustees and Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s)Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Beacon Investment Advisory Services, Inc. does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Beacon Investment Advisory Services, Inc. provides investment advisory services, currently none.

46	www.beacontrust.com

Beacon Funds Trust	Trustees and Officers

September 30, 2019 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Kimberly Storms Birth year: 1972	Treasurer	Since October 2012	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Christopher Moore Birth year: 1984	Secretary	Since May 2019	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP (2013-2016) and as Corporate Counsel at DSW, Inc. (2012-2013). He also served as a certified public accountant for Ernst & Young (2007-2009) and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of the RiverNorth Opportunities Fund, Inc., and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.
Erich Rettinger Birth year: 1985	Assistant Treasurer	Since May 2019	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Annual Report | September 30, 2019	47

Beacon Funds Trust	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Anne Berg Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas Foss Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-844-894-9222.

48	www.beacontrust.com

This material must be preceded by a prospectus.

The Beacon Funds are distributed by ALPS Distributors, Inc.

CLARKSTON FUNDS

CLARKSTON PARTNERS FUND
CLARKSTON FUND
CLARKSTON FOUNDERS FUND

Annual Report

SEPTEMBER 30, 2019

Shareholder Letter	2
Portfolio Update
Clarkston Partners Fund	5
Clarkston Fund	10
Clarkston Founders Fund	15
Disclosure of Fund Expenses	20
Portfolios of Investments
Clarkston Partners Fund	22
Clarkston Fund	24
Clarkston Founders Fund	26
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets
Clarkston Partners Fund	30
Clarkston Fund	31
Clarkston Founders Fund	32
Financial Highlights	34
Notes to Financial Statements	47
Report of Independent Registered Public Accounting Firm	58
Additional Information	59
Privacy Policy	61
Trustees and Officers	64

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.clarkstonfunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-844-680-6562 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.clarkstonfunds.com.

Clarkston Funds	Shareholder Letter

September 30, 2019 (Unaudited)

Dear Shareholder:

Introduction

Information is integral to Clarkston Capital’s research process. Combined with the appropriate behavior and a long-term mindset, it also forms part of our investment philosophy. Clarkston Capital’s investment philosophy comprises three mutually supporting sources:

1.	Information – Being a more knowledgeable shareholder facilitates the confidence to act appropriately.

2.	Time Horizon – A long-term mindset can be a valuable breeding ground for thinking differently.

3.	Temperament – The determination to exercise patience, act with courage, and maintain discipline even when no one agrees with you.

The time horizon and temperament aspects of Clarkston Capital’s investment philosophy help to distinguish us from other investors who do not act patiently and courageously with an eye to the long term. These two aspects are less defensible, however, without relevant, accurate, and digestible data, along with the proper process and experience to interpret said data. Thus, this discussion will focus on gathering and interpreting data, while future commentaries will focus on how our temperament and time horizon allow us to use this data to our advantage.

Clarkston Capital’s Information Gathering and Interpretation

We are voracious consumers of information. We wake up every morning, drive to work, pour a cup of coffee, and learn about businesses all day long. If we aren’t sitting in front of a computer digging through financial statements, conference calls, or industry publications, we’re gathering information via conversations internally, with management teams, or industry experts.

Daily, we search for, gather, filter, process, and act upon information. Information is at the heart of what we do and provides the foundation for our investment philosophy. While informational advantages have historically been easier to achieve, the advent of the internet and the affordability of hardware and software has leveled the informational playing field for investors. Even amateur investors can gain access to the same data, screens, and algorithms that professionals use. Therefore, today it is more difficult, though still possible, to gain an informational advantage.

Remember, information is the foundation that enables us to maintain a long-term focus and exercise patience and courage when others choose not to. When we are buying shares of a business whose share price has fallen considerably, there is an intelligent investor on the other side who 1) has owned the shares for longer, and 2) is selling them to us. We must be confident in the information upon which we are acting.

Our goal at Clarkston Capital is to be the most knowledgeable shareholder in every company we invest in. The keys to gaining a possible informational edge are inefficiencies that exist in the investment industry and the barriers involved in accessing information.

Investment Industry Inefficiencies

We believe that underfollowed asset classes and underappreciated micro-niche industries offer informationally inefficient investment opportunities.

2	www.clarkstonfunds.com

Clarkston Funds	Shareholder Letter

September 30, 2019 (Unaudited)

Why would underfollowed asset classes exist in an era of increasingly powerful informational tools? The investment industry is increasingly dominated by fewer large firms that manage large pools of capital and are limited to searching for investments in asset classes that offer larger addressable investment opportunities. The sell-side analyst community has directed its efforts to larger and more popular asset classes and investments. This has resulted in informational inefficiencies, including in smaller asset classes and investments, such as U.S. small-cap or emerging markets.

Less popular asset classes and investment opportunities are also underfollowed because humans are attracted to “shiny new toys”. It is only natural that investors gravitate towards newer and more popular investments, like Netflix, Inc. (NFLX) or Beyond Meat, Inc. (BYND). Fortunately for Clarkston Capital, underappreciated industries inhabited by “boring” micro-niche businesses like CDK Global, Inc. (CDK), a leading technology provider to automotive dealers, are often ignored by the broader investment community. An additional reason why investment opportunities may remain underfollowed in micro-niche industries is that these businesses can be eclectic. Sell-side analysts may avoid these companies because they are not directly comparable to the rest of their coverage universe and the research involved is time consuming. Currently, forty sell-side analysts follow Netflix, while only five follow CDK.

We understand, on the surface, why micro-niche businesses may appear unattractive. They are mature companies that operate in small addressable markets with limited growth opportunities. While these businesses might not grow their top line as rapidly as other companies, micro-niche businesses, if run effectively, can be successful businesses, and anything but boring. They can be highly profitable and generate lots of free cash flow, which can be used to reward shareholders via targeted acquisition growth, dividends, or share repurchases. We gravitate toward these businesses, and are glad they are ignored, because we enjoy spending the time gathering the necessary information to become their most knowledgeable shareholder.

Barriers to Accessing Information

Although it has become easier to gain access to information that is published by analysts, researching underfollowed industries and businesses can be challenging due to the scarcity of information that is made available in these areas. Quantitative data is critical to understanding a business and is the starting point of our research. Our team spends thousands of hours per year building financial models, performing industry research, reading, furthering our education through accounting courses, etc. All this leg work prepares us to incorporate qualitative information into our research process. Perhaps the best way to gather qualitative information about a business is to go on-site and meet with the management team.

On-site visits allow us to:

1)	Conduct in-person meetings with executive and non-executive team members,

2)	Evaluate the character of the teams leading the business,

3)	Understand management’s capital allocation framework,

4)	Witness firsthand the culture of the organization, and

5)	Assess the state of the operations of the business.

Our willingness to travel and meet with management teams in their own backyards has proven to be invaluable in our research efforts. During the last twelve months, Clarkston Capital’s investment team researched more than 30 businesses and performed more than 20 on-site visits.

Annual Report | September 30, 2019	3

Clarkston Funds	Shareholder Letter

September 30, 2019 (Unaudited)

We build long-term relationships with management teams through diligent preparation and in-depth discussions centered around capital allocation and durability of the businesses’ competitive advantages. Our long-term mindset and thoughtful analysis have helped us build a reputation as a patient investor.

Conclusion

We spend a considerable amount of time, energy, and resources gathering and processing information about a business in an effort to become the most knowledgeable shareholder. We believe we can gain informational advantages due to inefficiencies that exist in the investment industry and because of barriers present in accessing quantitative and qualitative data on underfollowed businesses. This information, when paired with the proper temperament and investment time horizon, serves as an important source of our investment philosophy.

Sincerely,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

Past performance does not guarantee future results. The views and information discussed in this letter are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of Clarkston Capital Partners, LLC, the investment adviser to the Clarkston Funds, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. The information provided does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Clarkston Funds nor Clarkston Capital Partners, LLC accepts any liability for losses, either direct or consequential, caused by the use of this information.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2019 (Unaudited)

Partners Fund Commentary

For the twelve months ended September 30, 2019, the Clarkston Partners Fund – Institutional Class (the “Fund”) gained 3.45%. The Russell 2500™ Index lost -4.04% during the same period.

This past year, investors continued to favor the highest of high-quality businesses with recurring revenue streams, above-average growth characteristics, and enviable margins; in many cases, this has resulted in share price appreciation beyond growth in underlying intrinsic value, the estimated value of a company and its cash flows. Although we would love for the Fund to hold these quality businesses, we believe no business is worth an infinite amount and are disciplined in our valuation approach. Instead, we have found great value in an eclectic group of businesses facing short-term headwinds that others in the investment community are uninterested in owning. Many of these businesses have a core business that supports the entire value of the enterprise, but have gone on sale due to challenges in other areas of the business. We believe our ability to see past these short-term challenges is a byproduct of our long-term mindset and a distinguishing factor of our investment philosophy.

The largest contributors to Fund performance over the past twelve months were Willis Towers Watson PLC (WLTW) and The Western Union Co. (WU). Conversely, two of the largest individual detractors from the Fund’s performance over the past twelve months were Hillenbrand, Inc. (HI) and John Wiley & Sons, Inc. Class A (JW.A).

Willis Towers Watson is a leading global advisory, broking and solutions company with a rich heritage dating back to 1828. Willis Towers Watson has built strong client relationships, many of which span decades, with clients who represent approximately 86% of the Fortune Global 500 companies. Leveraging these relationships and breadth of expertise, Willis Towers Watson has been able to successfully cross sell its services and attract new clients resulting in strong organic revenue growth and margin expansion.

Western Union is the global leader in sending remittances cross-border and cross-currency. The company enjoys strong competitive advantages related to its economies of scale, compliance capabilities, and agent network. Over the past several years, Western Union has been subjected to operational challenges and regulatory pressures, which have resulted in significant investments to strengthen its compliance capabilities. These investments have enabled Western Union to highlight its competitive advantages both through operational performance and plans to leverage its cross-border capabilities outside of its own network. Management has maintained their disciplined approach to capital allocation with a strong emphasis on returning capital to shareholders both through dividends and share repurchases and have communicated plans to continue to do so. We remain optimistic about Western Union’s future.

Hillenbrand, Inc. (HI) is a global diversified industrial company that produces burial caskets and highly engineered process equipment. Hillenbrand’s transformational story began in 2008 when it was spun-off from Hill-Rom as Batesville Casket. Since then, Hillenbrand has redeployed the strong cash flow from Batesville to make acquisitions in order to build out the Process Equipment Group, which comprises most of Hillenbrand’s revenues today.

What originally attracted us to Hillenbrand was Batesville’s leading position in the micro-niche casket industry, its high and consistent return on capital, and strong cash generation. And, while Batesville is a smaller piece of the business today, we believe its value supports nearly half of Hillenbrand’s value.

Annual Report | September 30, 2019	5

Clarkston Partners Fund	Portfolio Update

September 30, 2019 (Unaudited)

Hillenbrand's Process Equipment Group is a portfolio of niche industrial businesses that design and manufacture highly engineered process equipment used in a variety of applications and end markets. These businesses operate in more cyclical end markets than Batesville, but their financial profile is bolstered by the profitable aftermarket parts and service business. We are pleased with management’s execution and believe the organic growth and margin expansion highlight their ability to effectively deploy capital and deliver shareholder value.

Since May 2018, Hillenbrand’s share price has declined over 40% due to margin compression related to business mix, input cost inflation, and skepticism toward the announced acquisition of Milacron Holdings Corp. (MCRN). We believe the selloff is unwarranted as nothing fundamental has changed with Hillenbrand to impair its quality. The underlying value of Hillenbrand prior to the Milacron acquisition exceeds what the market is appraising it for; factor in Milacron, and the valuation becomes even more compelling.

John Wiley & Sons, Inc. Class A (JW.A), another significant detractor from the Fund’s performance, is a leading publisher and distributor of academic journals and research. In addition, Wiley publishes textbooks and delivers digital solutions to college classrooms while also developing and delivering online graduate and undergraduate degree programs for university partners. These businesses enjoy attractive cash flow characteristics and possess strong competitive advantages, including:

1.	Customer Captivity: Universities and authors need methods to peer review, publish, and read their research. Universities also need tools to offer online courses.

2.	Recurring Revenue: Recurring revenue that is over 50%.

3.	Economies of Scale: As a top 3 academic journal publisher with a global reach, Wiley enjoys strong economics and returns on capital.

4.	Brand Recognition: Wiley has been in existence for over 200 years and is a trusted and respected provider to universities and adjacent markets.

Wiley has taken its strong businesses and employed a very disciplined capital allocation philosophy that balances capital returns with strategic mergers and acquisitions ("M&A"), all while maintaining an under-levered balance sheet.

As Wiley has deployed capital towards adjacent market acquisitions, it has also invested in streamlining its operations and cost structure and laid out an achievable 3-year plan. These different operational and M&A investments have created some noise around the short-term financial performance. Therefore, we believe the shares are trading at a very attractive discount to intrinsic value for a group of quality businesses. On a sum-of-the-parts valuation, we believe the value of the Research business supports the entire market value today, meaning investors are essentially owning the other Wiley businesses for free.

During the twelve months ended September 30, 2019, we added five new holdings to the Fund: Affiliated Managers Group, Inc. (AMG), Molson Coors Brewing Company Class B (TAP), Sabre Corp. (SABR), Change Healthcare, Inc. (CHNG), and KAR Auction Services, Inc. (KAR). We also added capital to several existing holdings. We eliminated IHS Markit Ltd. (INFO), Fastenal Company (FAST), McCormick & Company, Incorporated (MKC), and KAR due to what we considered to be excessive valuations. We trimmed several existing holdings during this period as well.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2019 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Stericycle, Inc.	7.84%
The Western Union Co.	7.20%
Willis Towers Watson PLC	6.20%
Legg Mason, Inc.	5.87%
Brown & Brown, Inc.	5.02%
Nielsen Holdings PLC	5.00%
LPL Financial Holdings, Inc.	4.39%
CDK Global, Inc.	4.27%
Molson Coors Brewing Co.	3.39%
Affiliated Managers Group, Inc.	3.17%
Top Ten Holdings	52.35%

Sector Allocation (as a % of Net Assets)*

Financial Services	38.25%
Producer Durables	20.74%
Consumer Discretionary	10.72%
Consumer Staples	5.54%
Technology	4.36%
Health Care	2.01%
Cash, Cash Equivalents, & Other Net Assets	18.38%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2019	7

Clarkston Partners Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2019)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
Clarkston Partners Fund – Founders Class	1.51%	4.74%	3.49%	8.28%	8.93%
Clarkston Partners Fund – Institutional Class	1.51%	4.68%	3.45%	8.17%	8.78%
Russell 2500TM Index TR	-1.28%	1.64%	-4.04%	9.51%	9.21%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index TR is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index TR is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

8	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2019 (Unaudited)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2019 Prospectus), are 0.94% and 0.85% and 1.10% and 1.00%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Annual Report | September 30, 2019	9

Clarkston Fund	Portfolio Update

September 30, 2019 (Unaudited)

Clarkston Fund Commentary

For the twelve months ended September 30, 2019, the Clarkston Fund – Institutional Class (the “Fund”) gained 10.92%. The Russell 1000® Index gained 3.87% during the same period.

This past year, investors favored large, fast-growing technology businesses with stellar economics, as well as established consumer staple businesses that have demonstrated an ability to grow, albeit at a much more modest pace than the former. We believe these opposing behaviors reflect investors’ enthusiasm for growth, as well as an acknowledgment that we are more than a decade into the current economic cycle. We have been able to resist the temptation to pay up for such businesses and have instead found a group of eclectic businesses that we feel comfortable holding in the Fund over a full market cycle. Many of these businesses have a core business that supports the entire value of the enterprise, but has gone on sale due to challenges in other areas of the business. We believe our ability to see past these short-term challenges is a byproduct of our long-term mindset and a distinguishing factor of our investment philosophy.

The largest contributors to Fund performance over the past twelve months were The Procter & Gamble Co. (PG) and Willis Towers Watson PLC (WLTW). Conversely, the two largest individual detractors from the Fund’s performance over the past twelve months were Affiliated Managers Group, Inc. (AMG) and Nielsen Holdings PLC (NLSN).

P&G’s revenue growth continued to accelerate, providing further evidence that the company is now nimbler and more focused following a series of portfolio rationalization moves. Additionally, P&G surpassed the halfway point of its second $10 billion productivity plan. Further acceleration of revenue growth coupled with cost savings initiatives should lead to meaningful margin expansion and growth in free cash flow.

Willis Towers Watson is a leading global advisory, broking and solutions company with a rich heritage dating back to 1828. Willis Towers Watson has built strong client relationships, many of which span decades, with clients who represent approximately 86% of the Fortune Global 500 companies. Leveraging these relationships and breadth of expertise, Willis Towers Watson has been able to successfully cross sell its services and attract new clients resulting in strong organic revenue growth and margin expansion.

AMG is the permanent partner of choice for boutique asset managers seeking a succession solution. In exchange for a share of the asset management firms’ revenues, AMG takes minority and majority stakes in the managers. This business model possesses four important structural advantages:

1.	It allows the managers to retain independence.

2.	It keeps a significant portion of economic ownership with the people running the firm.

3.	It enables the transfer of equity from the founding partners to the next generation of partners.

4.	It creates a positive selection bias; founders that value independence and firm continuity throughout generations are more likely to be successful.

AMG pioneered this model and has been employing it for more than 25 years. Over that time, the Company has invested in more than 50 managers: notably, Tweedy, Browne Company LLC, ValueAct Capital, and AQR Capital Management.

10	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2019 (Unaudited)

Since January 2018, AMG’s share price has fallen more than 60%, primarily due to fee compression, active management outflows, and challenged performance of a few large affiliates. We believe the sell-off is largely overblown. AMG has invested more in its affiliates than reflected in its current enterprise value, a measure of a company’s total value, and most of those affiliates have experienced meaningful growth in assets under management since AMG’s investment.

Nielsen Holdings PLC (NLSN) is a global media and retail measurement business. The company possesses many attractive attributes, such as recurring revenue streams, pricing power, high returns on capital, and durable competitive moats. Nielsen comprises two businesses: Global Media and Global Connect.

The Global Media business measures what media is consumed and, more importantly, who is consuming it – both in the U.S. and internationally. This measurement data is used by advertisers and media publishers to buy and sell advertising space. Nielsen has been the standard in radio measurement since the 1940s, television measurement since the 1950s, and digital measurement since the late 2000s. We believe this business supports the entire market value of Nielsen today. Nielsen’s Global Connect business, on the other hand, measures the market shares of fast-moving consumer goods in over 100 countries, requiring immense scale and a robust network of retail relationships. In contrast with Global Media, this business has struggled due to a challenged end market coupled with years of product underinvestment.

Nielsen is more than 12 months into a strategic review of the company that will result in one of three outcomes: (1) retain and improve both Media and Connect businesses, (2) sell the Global Connect business, or (3) sell the entire business. Although we have no insight into which outcome will manifest, we have confidence that the value of the underlying business – whether in whole or pieces – is worth significantly more than what the market is appraising it for today.

During the twelve months ended September 30, 2019, we added four new holdings to the Fund: Nielsen Holdings PLC (NLSN), Affiliated Managers Group, Inc. (AMG), Molson Coors Brewing Co., Class B (TAP), and FedEx Corp. (FDX). We also added capital to several existing holdings. We eliminated Walmart, Inc. (WMT), Markel Corp. (MKL), Mondelez International, Inc. Class A (MDLZ), and Medtronic PLC (MDT) due to what we considered to be excessive valuations. We trimmed several existing holdings during this period as well.

Annual Report | September 30, 2019	11

Clarkston Fund	Portfolio Update

September 30, 2019 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Procter & Gamble Co.	6.83%
General Electric Co.	6.51%
The Western Union Co.	5.62%
Anheuser-Busch InBev SA/NV	5.40%
Nielsen Holdings PLC	5.25%
PepsiCo, Inc.	4.52%
Sysco Corp.	3.78%
Willis Towers Watson PLC	3.71%
American Express Co.	3.68%
Affiliated Managers Group, Inc.	3.66%
Top Ten Holdings	48.96%

Sector Allocation (as a % of Net Assets)*

Consumer Staples	30.65%
Financial Services	24.52%
Producer Durables	13.92%
Technology	8.10%
Consumer Discretionary	6.08%
Health Care	5.61%
Cash, Cash Equivalents, & Other Net Assets	11.12%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

12	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2019)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
Clarkston Fund – Institutional Class	2.54%	7.57%	10.92%	8.99%	9.23%
Russell 1000® Index TR	1.42%	5.73%	3.87%	13.19%	13.08%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index TR measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index TR represents approximately 92% of the U.S. market. The Russell 1000® Index TR is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

Annual Report | September 30, 2019	13

Clarkston Fund	Portfolio Update

September 30, 2019 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2019 Prospectus), are 0.98% and 0.70%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

14	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2019 (Unaudited)

Founders Fund Commentary

For the twelve months ended September 30, 2019, the Clarkston Founders Fund – Institutional Class (the “Fund”) gained 5.31%. The Russell Midcap® Index gained 3.19% during the same period.

This past year, investors continued to favor the highest of high-quality businesses with recurring revenue streams, above-average growth characteristics, and enviable margins; in many cases, this has resulted in share price appreciation beyond growth in underlying intrinsic value, the estimated value of a company and its cash flows. Although we would love for the Fund to hold these quality businesses, we believe no business is worth an infinite amount and are disciplined in our valuation approach. Instead, we have found great value in an eclectic group of businesses facing short-term headwinds that others in the investment community are uninterested in owning. Many of these businesses have a core business that supports the entire value of the enterprise, but have gone on sale due to challenges in other areas of the business. We believe our ability to see past these short-term challenges is a byproduct of our long-term mindset and a distinguishing factor of our investment philosophy.

The largest contributors to Fund performance over the past twelve months were Willis Towers Watson PLC (WLTW) and The Western Union Co. (WU). Conversely, the two largest individual detractors from the Fund’s performance over the past twelve months were Affiliated Managers Group, Inc. (AMG) and Nielsen Holdings PLC (NLSN).

Willis Towers Watson is a leading global advisory, broking and solutions company with a rich heritage dating back to 1828. Willis Towers Watson has built strong client relationships, many of which span decades, with clients who represent approximately 86% of the Fortune Global 500 companies. Leveraging these relationships and breadth of expertise, Willis Towers Watson has been able to successfully cross sell its services and attract new clients resulting in strong organic revenue growth and margin expansion.

Western Union is the global leader in sending remittances cross-border and cross-currency. The company enjoys strong competitive advantages related to its economies of scale, compliance capabilities, and agent network. Over the past several years, Western Union has been subjected to operational challenges and regulatory pressures, which have resulted in significant investments to strengthen its compliance capabilities. These investments have enabled Western Union to highlight its competitive advantages both through operational performance and plans to leverage its cross-border capabilities outside of its own network. Management has maintained their disciplined approach to capital allocation with a strong emphasis on returning capital to shareholders both through dividends and share repurchases and have communicated plans to continue to do so. We remain optimistic about Western Union’s future.

AMG is the permanent partner of choice for boutique asset managers seeking a succession solution. In exchange for a share of the asset management firms’ revenues, AMG takes minority and majority stakes in the managers. This business model possesses four important structural advantages:

1.	It allows the managers to retain independence.

2.	It keeps a significant portion of economic ownership with the people running the firm.

3.	It enables the transfer of equity from the founding partners to the next generation of partners.

Annual Report | September 30, 2019	15

Clarkston Founders Fund	Portfolio Update

September 30, 2019 (Unaudited)

4.	It creates a positive selection bias; founders that value independence and firm continuity throughout generations are more likely to be successful.

AMG pioneered this model and has been employing it for more than 25 years. Over that time, the Company has invested in more than 50 managers: notably, Tweedy, Browne Company LLC, ValueAct Capital, and AQR Capital Management.

Since January 2018, AMG’s share price has fallen more than 60%, primarily due to fee compression, active management outflows, and challenged performance of a few large affiliates. We believe the sell-off is largely overblown. AMG has invested more in its affiliates than reflected in its current Enterprise Value, and most of those affiliates have experienced meaningful growth in assets under management since AMG’s investment.

Nielsen Holdings PLC (NLSN) is a global media and retail measurement business. The company possesses many attractive attributes, such as recurring revenue streams, pricing power, high returns on capital, and durable competitive moats. Nielsen comprises two businesses: Global Media and Global Connect.

The Global Media business measures what media is consumed and, more importantly, who is consuming it – both in the U.S. and internationally. This measurement data is used by advertisers and media publishers to buy and sell advertising space. Nielsen has been the standard in radio measurement since the 1940s, television measurement since the 1950s, and digital measurement since the late 2000s. We believe this business supports the entire market value of Nielsen today. Nielsen’s Global Connect business, on the other hand, measures the market shares of fast-moving consumer goods in over 100 countries, requiring immense scale and a robust network of retail relationships. Contrary to Global Media, this business has struggled due to a challenged end market coupled with years of product underinvestment.

Nielsen is more than 12 months into a strategic review of the company that will result in one of three outcomes: (1) retain and improve both Media and Connect businesses, (2) sell the Global Connect business, or (3) sell the entire business. Although we have no special insight into which outcome will manifest, we have confidence that the value of the underlying business – whether in whole or pieces – is worth significantly more than what the market is appraising it for today.

During the twelve months ended September 30, 2019, we added five new holdings to the Fund: Affiliated Managers Group, Inc. (AMG), Molson Coors Brewing Co., Class B (TAP), Sabre Corp. (SABR), Post Holdings, Inc. (POST), and Change Healthcare, Inc. (CHNG). We also added capital to several existing holdings. We eliminated DENTSPLY SIRONA, Inc. (XRAY), Fastenal Co. (FAST), Cintas Corp. (CTAS), IHS Markit Ltd. (INFO), Roper Technologies, Inc. (ROP), and McCormick & Co., Inc. (MKC) due to what we considered to be excessive valuations. We trimmed several existing holdings during this period as well.

16	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2019 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Stericycle, Inc.	7.91%
The Western Union Co.	6.78%
Nielsen Holdings PLC	5.26%
Willis Towers Watson PLC	5.21%
Brown & Brown, Inc.	4.87%
Affiliated Managers Group, Inc.	4.60%
Legg Mason, Inc.	4.34%
CDK Global, Inc.	4.33%
Molson Coors Brewing Co.	4.25%
Sysco Corp.	3.40%
Top Ten Holdings	50.95%

Sector Allocation (as a % of Net Assets)*

Financial Services	32.17%
Producer Durables	13.95%
Consumer Staples	9.72%
Consumer Discretionary	6.75%
Health Care	5.89%
Technology	4.41%
Cash, Cash Equivalents, & Other Net Assets	27.11%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2019	17

Clarkston Founders Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2019)

	3 Month	6 Month	1 Year	Since Inception*
Clarkston Founders Fund – Institutional Class	2.73%	5.52%	5.31%	7.06%
Russell Midcap® Index TR	0.48%	4.63%	3.19%	9.82%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is January 31, 2017.

The Russell Midcap® Index is a market capitalization weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market and includes approximately 800 of the smallest issuers in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index, which consists of the 3,000 largest U.S. public companies.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or underlying data and no party may rely on any Russell Indexes and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication.

18	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio Update

September 30, 2019 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2019 Prospectus), are 1.26% and 0.95%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Annual Report | September 30, 2019	19

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund, Clarkston Fund, or Clarkston Founders Fund (the “Funds”), you incur one type of cost, ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2019 and held through September 30, 2019.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2019 – September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During Period April 1, 2019 - September 30, 2019(b)
Clarkston Partners Fund
Founders Class
Actual	$1,000.00	$1,047.40	0.85%	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Institutional Class
Actual	$1,000.00	$1,046.80	0.95%	$4.87
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81
Clarkston Fund
Institutional Class
Actual	$1,000.00	$1,075.70	0.67%	$3.49
Hypothetical (5% return before expenses)	$1,000.00	$1,021.71	0.67%	$3.40
Clarkston Founders Fund
Institutional Class
Actual	$1,000.00	$1,055.20	0.91%	$4.69
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	0.91%	$4.61

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.

(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2019	21

Clarkston Partners Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
COMMON STOCK (81.62%)
Consumer Discretionary (10.72%)
IAA, Inc.(a)	180,000	$7,511,400
John Wiley & Sons, Inc., Class A	594,000	26,100,360
Matthews International Corp., Class A	560,000	19,818,400
Nielsen Holdings PLC	2,195,000	46,643,750
Total Consumer Discretionary		100,073,910

Consumer Staples (5.54%)
Molson Coors Brewing Co., Class B	550,000	31,625,000
Post Holdings, Inc.(a)	190,000	20,109,600
Total Consumer Staples		51,734,600

Financial Services (38.25%)(b)
Affiliated Managers Group, Inc.	355,000	29,589,250
Artisan Partners Asset Management, Inc., REIT, Class A	725,000	20,474,000
Broadridge Financial Solutions, Inc.	200,000	24,886,000
Brown & Brown, Inc.	1,300,000	46,878,000
Legg Mason, Inc.	1,435,000	54,802,650
LPL Financial Holdings, Inc.	500,000	40,950,000
Markel Corp.(a)	12,000	14,182,800
The Western Union Co.	2,900,000	67,193,000
Willis Towers Watson PLC	300,000	57,891,000
Total Financial Services		356,846,700

Health Care (2.01%)
Change Healthcare, Inc.(a)	1,550,000	18,724,000

Producer Durables (20.74%)
Actuant Corp., Class A	1,090,000	23,914,600
CH Robinson Worldwide, Inc.	270,000	22,890,600
Graco, Inc.	165,000	7,596,600
Hillenbrand, Inc.	832,451	25,706,087
Landstar System, Inc.	205,000	23,078,900
Stericycle, Inc.(a)	1,436,000	73,135,480
Waters Corp.(a)	77,000	17,188,710
Total Producer Durables		193,510,977

Technology (4.36%)
CDK Global, Inc.	829,000	39,866,610

See Notes to Financial Statements.

22	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Technology (continued)
Sabre Corp.	35,084	$785,706
Total Technology		40,652,316

TOTAL COMMON STOCK
(Cost $645,159,169)		761,542,503

TOTAL INVESTMENTS (81.62%)
(Cost $645,159,169)		$761,542,503

OTHER ASSETS IN EXCESS OF LIABILITIES (18.38%)		171,460,591

NET ASSETS (100.00%)		$933,003,094

(a)	Non-income producing security.

(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2019	23

Clarkston Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
COMMON STOCK (88.88%)
Consumer Discretionary (6.08%)
Nielsen Holdings PLC	135,000	$2,868,750
The Walt Disney Co.	3,500	456,120
Total Consumer Discretionary		3,324,870

Consumer Staples (30.65%)(a)
Anheuser-Busch InBev SA/NV, Sponsored ADR	31,000	2,949,650
Diageo PLC, Sponsored ADR	11,700	1,913,184
Molson Coors Brewing Co., Class B	30,000	1,725,000
Nestle SA, Sponsored, ADR	17,500	1,897,000
PepsiCo, Inc.	18,000	2,467,800
Sysco Corp.	26,000	2,064,400
The Procter & Gamble Co.	30,000	3,731,400
Total Consumer Staples		16,748,434

Financial Services (24.52%)
Affiliated Managers Group, Inc.	24,000	2,000,400
American Express Co.	17,000	2,010,760
Capital One Financial Corp.	12,800	1,164,544
Mastercard, Inc., Class A	3,500	950,495
The Charles Schwab Corp.	27,500	1,150,325
The Western Union Co.	132,500	3,070,025
US Bancorp	18,500	1,023,790
Willis Towers Watson PLC	10,500	2,026,185
Total Financial Services		13,396,524

Health Care (5.61%)
AmerisourceBergen Corp.	7,550	621,591
Johnson & Johnson	13,500	1,746,630
McKesson Corp.	5,100	696,966
Total Health Care		3,065,187

Producer Durables (13.92%)
3M Co.	500	82,200
CH Robinson Worldwide, Inc.	9,500	805,410
FedEx Corp.	7,000	1,018,990
General Electric Co.	398,000	3,558,120
Paychex, Inc.	8,500	703,545
United Parcel Service, Inc., Class B	12,000	1,437,840
Total Producer Durables		7,606,105

Technology (8.10%)
Cisco Systems, Inc.	18,500	914,085

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Technology (continued)
International Business Machines Corp.	13,500	$1,963,170
Microsoft Corp.	11,150	1,550,185
Total Technology		4,427,440

TOTAL COMMON STOCK
(Cost $42,762,871)		48,568,560

TOTAL INVESTMENTS (88.88%)
(Cost $42,762,871)		$48,568,560

OTHER ASSETS IN EXCESS OF LIABILITIES (11.12%)		6,075,685

NET ASSETS (100.00%)		$54,644,245

(a)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2019	25

Clarkston Founders Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
COMMON STOCK (72.89%)
Consumer Discretionary (6.75%)
LKQ Corp.(a)	21,000	$660,450
Nielsen Holdings PLC	110,000	2,337,500
Total Consumer Discretionary		2,997,950

Consumer Staples (9.72%)
Molson Coors Brewing Co., Class B	32,800	1,886,000
Post Holdings, Inc.(a)	8,700	920,808
Sysco Corp.	19,000	1,508,600
Total Consumer Staples		4,315,408

Financial Services (32.17%)(b)
Affiliated Managers Group, Inc.	24,500	2,042,075
Broadridge Financial Solutions, Inc.	7,800	970,554
Brown & Brown, Inc.	60,000	2,163,600
FactSet Research Systems, Inc.	1,500	364,455
Legg Mason, Inc.	50,500	1,928,595
Markel Corp.(a)	500	590,950
The Charles Schwab Corp.	21,500	899,345
The Western Union Co.	130,000	3,012,100
Willis Towers Watson PLC	12,000	2,315,640
Total Financial Services		14,287,314

Health Care (5.89%)
AmerisourceBergen Corp.	5,000	411,650
Change Healthcare, Inc.(a)	75,000	906,000
McKesson Corp.	9,500	1,298,270
Total Health Care		2,615,920

Producer Durables (13.95%)
CH Robinson Worldwide, Inc.	13,000	1,102,140
Paychex, Inc.	11,000	910,470
Stericycle, Inc.(a)	69,000	3,514,170
Waters Corp.(a)	3,000	669,690
Total Producer Durables		6,196,470

Technology (4.41%)
CDK Global, Inc.	40,000	1,923,600

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Clarkston Founders Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Technology (continued)
Sabre Corp.	1,581	$35,407
Total Technology		1,959,007

TOTAL COMMON STOCK
(Cost $29,444,289)		32,372,069

TOTAL INVESTMENTS (72.89%)
(Cost $29,444,289)		$32,372,069

OTHER ASSETS IN EXCESS OF LIABILITIES (27.11%)		12,038,485

NET ASSETS (100.00%)		$44,410,554

(a)	Non-income producing security.

(b)	To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. When sector categorization is broken down by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2019	27

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2019

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
ASSETS:
Investments, at value (Cost $645,159,169, $42,762,871 and $29,444,289)	$761,542,503	$48,568,560	$32,372,069
Cash and Cash Equivalents	171,431,324	7,061,681	12,526,142
Receivable for shares sold	984,838	50,132	25,086
Dividends and interest receivable	559,749	52,797	30,784
Other assets	35,130	5,975	3,786
Total Assets	934,553,544	55,739,145	44,957,867

LIABILITIES:
Payable for administration and transfer agency fees	57,730	5,978	5,334
Payable for shares redeemed	750,286	1,038,012	494,016
Payable to adviser	560,140	6,137	19,020
Payable for distribution and service fees	105,681	20,136	8,863
Payable for printing	7,236	419	280
Payable for professional fees	45,588	20,304	16,449
Payable for trustees' fees and expenses	411	24	20
Payable to Chief Compliance Officer fees	3,245	178	146
Accrued expenses and other liabilities	20,133	3,712	3,185
Total Liabilities	1,550,450	1,094,900	547,313
NET ASSETS	$933,003,094	$54,644,245	$44,410,554

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$781,845,025	$46,496,581	$39,935,681
Total distributable earnings	151,158,069	8,147,664	4,474,873
NET ASSETS	$933,003,094	$54,644,245	$44,410,554

PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$12.81	N/A	N/A
Net Assets	$451,293,719	N/A	N/A
Shares of beneficial interest outstanding	35,221,415	N/A	N/A
Institutional Class:
Net Asset Value, offering and redemption price per share	$12.76	$12.50	$11.67
Net Assets	$481,709,375	$54,644,245	$44,410,554
Shares of beneficial interest outstanding	37,748,751	4,372,485	3,805,414

See Notes to Financial Statements.

28	www.clarkstonfunds.com

Clarkston Funds	Statements of Operations

For the Year Ended September 30, 2019

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
INVESTMENT INCOME:
Dividends	$17,374,691	$1,000,331	$733,903
Non cash income	–	101,198 *	–
Foreign taxes withheld	–	(36,490)	–
Total Investment Income	17,374,691	1,065,039	733,903

EXPENSES:
Investment advisory fees (Note 6)	6,920,219	210,151	279,061
Administration fees	523,715	26,440	23,801
Shareholder service fees Institutional Class	494,962	50,944	39,520
Custody fees	79,190	7,062	5,217
Legal fees	62,816	2,864	2,766
Audit and tax fees	16,066	11,753	15,040
Transfer agent fees	102,613	27,038	26,752
Trustees fees and expenses	79,260	3,817	3,377
Registration and filing fees	57,113	37,768	22,985
Printing fees	39,414	3,277	1,459
Chief Compliance Officer fees	42,677	1,978	1,812
Insurance fees	30,550	1,520	1,301
Other expenses	16,705	6,110	5,136
Total Expenses	8,465,300	390,722	428,227
Less fees waived by investment adviser (Note 6)
Founders Class	(303,538)	N/A	N/A
Institutional Class	(312,594)	(108,159)	(90,772)
Total fees waived by investment adviser (Note 6)	(616,132)	(108,159)	(90,772)
Net Expenses	7,849,168	282,563	337,455
NET INVESTMENT INCOME	9,525,523	782,476	396,448

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	29,592,638	2,146,659	1,249,683
Net realized gain	29,592,638	2,146,659	1,249,683
Change in unrealized appreciation/(depreciation) on:
Investments	(11,852,769)	1,833,211	471,650
Net change	(11,852,769)	1,833,211	471,650

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	17,739,869	3,979,870	1,721,333
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,265,392	$4,762,346	$2,117,781

*	Represents non-cash distributions in connection with capital changes for certain investments held by the Fund recorded on ex-date and based on fair value.

See Notes to Financial Statements.

Annual Report | September 30, 2019	29

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$9,525,523	$4,408,691
Net realized gain on investments	29,592,638	45,315,879
Net change in unrealized appreciation/(depreciation) on investments	(11,852,769)	12,796,620
Net increase in net assets resulting from operations	27,265,392	62,521,190

DISTRIBUTIONS TO SHAREHOLDERS
Founders Class	(26,457,456)	(5,470,612)
Institutional Class	(24,254,843)	(4,232,656)
Total distributions	(50,712,299)	(9,703,268)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders Class
Shares sold	50,669,709	45,054,690
Dividends reinvested	831,516	187,284
Shares redeemed	(31,213,365)	(26,289,800)
Net increase from beneficial share transactions	20,287,860	18,952,174
Institutional Class
Shares sold	143,599,610	168,049,486
Dividends reinvested	23,711,613	3,956,110
Shares redeemed	(106,287,492)	(133,503,789)
Net increase from beneficial share transactions	61,023,731	38,501,807
Net increase in net assets	57,864,684	110,271,903

NET ASSETS:
Beginning of year	875,138,410	764,886,507
End of year	$933,003,094	$875,138,410

See Notes to Financial Statements.

30	www.clarkstonfunds.com

Clarkston Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$782,476	$488,069
Net realized gain on investments	2,146,659	818,342
Net change in unrealized appreciation on investments	1,833,211	542,726
Net increase in net assets resulting from operations	4,762,346	1,849,137

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(1,800,994)	(400,570)
Total distributions	(1,800,994)	(400,570)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	12,188,610	8,817,309
Dividends reinvested	1,794,252	398,503
Shares redeemed	(7,770,785)	(8,398,319)
Acquisition (Note 9)	13,797,848	–
Net increase from beneficial share transactions	20,009,925	817,493
Net increase in net assets	22,971,277	2,266,060

NET ASSETS:
Beginning of year	31,672,968	29,406,908
End of year	$54,644,245	$31,672,968

See Notes to Financial Statements.

Annual Report | September 30, 2019	31

Clarkston Founders Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$396,448	$179,693
Net realized gain on investments	1,249,683	477,317
Net change in unrealized appreciation on investments	471,650	1,228,620
Net increase in net assets resulting from operations	2,117,781	1,885,630

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(685,991)	(111,451)
Total distributions	(685,991)	(111,451)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	12,105,072	11,412,364
Dividends reinvested	685,991	111,451
Shares redeemed	(4,012,879)	(3,244,063)
Net increase from beneficial share transactions	8,778,184	8,279,752
Net increase in net assets	10,209,974	10,053,931

NET ASSETS:
Beginning of year	34,200,580	24,146,649
End of year	$44,410,554	$34,200,580

See Notes to Financial Statements.

32	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions

NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(g)

See Notes to Financial Statements.

34	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
$13.29	$12.39	$11.11	$9.70		$10.00

0.14	0.08	0.05	0.06		0.00	(c)
0.17	0.99	1.37	1.37		(0.30)
0.31	1.07	1.42	1.43		(0.30)

(0.09)	(0.04)	(0.06)	(0.02)		–
(0.70)	(0.13)	(0.08)	–		–
(0.79)	(0.17)	(0.14)	(0.02)		–
(0.48)	0.90	1.28	1.41		(0.30)
$12.81	$13.29	$12.39	$11.11		$9.70

3.49%	8.70%	12.86%	14.73	%(e)	(3.00%)

$451,294	$445,516	$397,474	$308,607		$126,281

0.92%	0.94%	0.96%	1.02%		1.81	%(f)
0.85%	0.85%	0.85%	0.85%		0.85	%(f)
1.16%	0.60%	0.40%	0.62%		0.05	%(f)

10%	23%	13%	16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	35

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions

NET INCREASE/(DECREASE) IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(h)

See Notes to Financial Statements.

36	www.clarkstonfunds.com

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
$13.24		$12.36		$11.09		$9.70		$10.00

0.13		0.06		0.03		0.05		(0.00	)(c)
0.18		0.99		1.37		1.35		(0.30)
0.31		1.05		1.40		1.40		(0.30)

(0.09)		(0.04)		(0.05)		(0.01)		–
(0.70)		(0.13)		(0.08)		–		–
(0.79)		(0.17)		(0.13)		(0.01)		–
(0.48)		0.88		1.27		1.39		(0.30)
$12.76		$13.24		$12.36		$11.09		$9.70

3.45%		8.52%		12.75%		14.47	%(e)	(3.00%)

$481,709		$429,622		$367,393		$242,295		$24

1.03%		1.08%		1.09%		1.16%		1.96	%(f)
0.96	%(g)	0.98	%(g)	0.98	%(g)	1.00%		1.00	%(f)
1.04%		0.47%		0.27%		0.46%		(0.10	%)(f)

10%		23%		13%		16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.005%.
(f)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	37

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(g)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2019, September 30, 2018, and September 30, 2017, respectively, in the amount of 0.04%, 0.02% and 0.02% of average net assets of Institutional shares.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

38	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions

NET INCREASE IN NET ASSET VALUE

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(g)

See Notes to Financial Statements.

40	www.clarkstonfunds.com

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Period Ended September 30, 2016 (a)
$11.99		$11.46		$10.52		$10.00

0.22		0.19		0.16		0.08
0.94		0.49		0.90		0.44
1.16		0.68		1.06		0.52

(0.26)		(0.15)		(0.10)		–
(0.39)		(0.00	)(c)	(0.02)		–
(0.65)		(0.15)		(0.12)		–
0.51		0.53		0.94		0.52
$12.50		$11.99		$11.46		$10.52

10.92%		5.99%		10.13%		5.20%

$54,644		$31,673		$29,407		$20,173
0.93%		0.93%		1.04%		1.48	%(e)
0.67	%(f)	0.65	%(f)	0.65	%(f)	0.70	%(e)
1.86%		1.60%		1.41%		1.36	%(e)

17%		11%		5%		0%

(a)	Commenced operations on April 4, 2016.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	41

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(f)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2019, September 30, 2018, and September 30, 2017, respectively, in the amount of 0.03%, 0.05% and 0.05% of average net assets of Institutional shares.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

42	www.clarkstonfunds.com

Page Intentionally Left Blank

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Total Distributions
NET INCREASE IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(c)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

44	www.clarkstonfunds.com

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Period Ended September 30, 2017(a)
$11.34		$10.64		$10.00

0.12		0.07		0.02
0.44		0.67		0.62
0.56		0.74		0.64

(0.08)		(0.04)		–
(0.15)		–		–
(0.23)		(0.04)		–
0.33		0.70		0.64
$11.67		$11.34		$10.64

5.31%		7.01%		6.40%

$44,411		$34,201		$24,147

1.15%		1.22%		1.46	%(d)
0.91	%(e)	0.91	%(e)	0.92	%(d)(e)
1.06%		0.59%		0.29	%(d)

15%		9%		4%

(a)	Commenced operations on February 1, 2017.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	45

Clarkston Founders Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(e)	According to the Fund's shareholder services plan with respect to the Fund's Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2019, September 30, 2018, and September 30, 2017, respectively, in the amount of 0.04%, 0.04% and 0.03% of average net assets of Institutional shares.

(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund” and collectively, the “Funds”). The Funds are non-diversified and the primary investment objectives are to achieve long-term capital appreciation. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares, and the Clarkston Fund and the Clarkston Founders Fund currently offer Institutional Class shares. Each share class of the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Annual Report | September 30, 2019	47

Clarkston Funds	Notes to Financial Statements

September 30, 2019

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$100,073,910	$–	$–	$100,073,910
Consumer Staples	51,734,600	–	–	51,734,600
Financial Services	356,846,700	–	–	356,846,700
Health Care	18,724,000	–	–	18,724,000
Producer Durables	193,510,977	–	–	193,510,977
Technology	40,652,316	–	–	40,652,316
Total	$761,542,503	$–	$–	$761,542,503

48	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2019

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$3,324,870	$–	$–	$3,324,870
Consumer Staples	16,748,434	–	–	16,748,434
Financial Services	13,396,524	–	–	13,396,524
Health Care	3,065,187	–	–	3,065,187
Producer Durables	7,606,105	–	–	7,606,105
Technology	4,427,440	–	–	4,427,440
Total	$48,568,560	$–	$–	$48,568,560

Clarkston Founders Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$2,997,950	$–	$–	$2,997,950
Consumer Staples	4,315,408	–	–	4,315,408
Financial Services	14,287,314	–	–	14,287,314
Health Care	2,615,920	–	–	2,615,920
Producer Durables	6,196,470	–	–	6,196,470
Technology	1,959,007	–	–	1,959,007
Total	$32,372,069	$–	$–	$32,372,069

There were no Level 3 securities held during the year.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject the Funds to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Annual Report | September 30, 2019	49

Clarkston Funds	Notes to Financial Statements

September 30, 2019

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to federal income or excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses of a Fund and net investment income of a Fund are allocated daily to each class of the Fund in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

50	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2019

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid during the fiscal year ended September 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$5,951,971	$44,760,328
Clarkston Fund	762,288	1,038,706
Clarkston Founders Fund	247,661	438,330

The tax character of distributions paid during the fiscal year ended September 30, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gains
Clarkston Partners Fund	$2,206,133	$7,497,135
Clarkston Fund	400,570	–
Clarkston Founders Fund	111,451	–

Reclassifications: As of September 30, 2019, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Clarkston Partners Fund	$1,520,276	$(1,520,276)

These differences are primarily attributable to equalization utilized.

Annual Report | September 30, 2019	51

Clarkston Funds	Notes to Financial Statements

September 30, 2019

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2019, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Gross unrealized appreciation (excess of value over tax cost)	$163,237,901	$9,952,310	$4,749,373
Gross unrealized depreciation (excess of tax cost over value)	(47,100,895)	(4,146,621)	(1,821,593)
Net unrealized appreciation	$116,137,006	$5,805,689	$2,927,780
Cost of investments for income tax purposes	$645,405,497	$42,762,871	$29,444,289

These differences are primarily attributed to wash sales.

Components of Distributable Earnings: As of September 30, 2019, components of distributable earnings were as follows:

	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Undistributed ordinary income	$8,312,861	$453,683	$297,410
Accumulated capital gains	26,708,202	1,888,292	1,249,683
Net unrealized appreciation	116,137,006	5,805,689	2,927,780
Total	$151,158,069	$8,147,664	$4,474,873

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$207,159,865	$69,165,962
Clarkston Fund	21,884,949	6,425,790
Clarkston Founders Fund	11,519,695	4,027,071

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

52	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2019

Transactions in common shares were as follows:

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Clarkston Partners Fund
Founders Class
Shares sold	4,157,522	3,460,916
Shares issued in reinvestment of distributions to shareholders	77,350	14,712
Shares redeemed	(2,546,307)	(2,019,083)
Net increase in shares outstanding	1,688,565	1,456,545
Institutional Class
Shares sold	11,873,807	13,016,378
Shares issued in reinvestment of distributions to shareholders	2,211,904	311,259
Shares redeemed	(8,775,921)	(10,603,468)
Net increase in shares outstanding	5,309,790	2,724,169

Clarkston Fund
Institutional Class
Shares sold	1,027,807	754,271
Shares issued in reinvestment of distributions to shareholders	171,825	33,601
Shares redeemed	(658,401)	(712,502)
Acquisition (Note 9)	1,189,405	–
Net increase in shares outstanding	1,730,636	75,370

Clarkston Founders Fund
Institutional Class
Shares sold	1,087,117	1,025,855
Shares issued in reinvestment of distributions to shareholders	70,430	10,050
Shares redeemed	(368,631)	(288,005)
Net increase in shares outstanding	788,916	747,900

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 47% of the outstanding shares of the Clarkston Partners Fund are held by one record shareholder that owns shares on behalf of its underlying beneficial owners. Approximately 79% of the outstanding shares of the Clarkston Fund are owned by one omnibus account. Approximately 97% of the outstanding shares of the Clarkston Founders Fund are owned by two omnibus accounts. Share transaction activities of these shareholders could have a material impact on the Funds.

Annual Report | September 30, 2019	53

Clarkston Funds	Notes to Financial Statements

September 30, 2019

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80%, 0.50% and 0.75% for the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund, respectively. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder servicing fees, brokerage expenses, interest expenses, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares, 0.55% of the Clarkston Fund’s average daily net assets for the Institutional Class shares and 0.80% of the Clarkston Founders Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January 31, 2020. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

For the fiscal year ended September 30, 2019, the fee waivers and/or reimbursements were $303,538, $312,594, $108,159, and $90,772 for the Clarkston Partners Fund Founders Class, Clarkston Partners Fund Institutional Class, Clarkston Fund Institutional Class, and Clarkston Founders Fund Institutional Class, respectively.

As of September 30, 2019, the balances of recoupable expenses for each Fund were as follows:

	Expiring in 2020	Expiring in 2021	Expiring in 2022
Clarkston Partners Fund
Founders	$389,579	$399,992	$303,538
Institutional	349,038	361,957	312,594
Clarkston Fund
Institutional	101,949	84,677	108,159
Clarkston Founders Fund
Institutional	73,077	95,166	90,772

54	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2019

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Funds for the fiscal year ended September 30, 2019 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as each Fund’s Chief Compliance Officer to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

Each Fund has adopted a shareholder services plan (“Shareholder Services Plan”) for its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares to Participating Organizations as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

7. TRUSTEES

As of September 30, 2019, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Funds pay ALPS an annual fee for compliance services.

Annual Report | September 30, 2019	55

Clarkston Funds	Notes to Financial Statements

September 30, 2019

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. FUND REORGANIZATION

At a special meeting of shareholders held on March 13, 2019, the shareholders of Clarkston Select Fund (the “Acquired Fund”), a former series of the Trust, approved the reorganization, pursuant to an Agreement and Plan of Reorganization (the “Plan”), of the Acquired Fund into the Clarkston Fund (“Acquiring Fund”). For accounting and financial reporting purposes, the Acquiring Fund is the accounting survivor and as a result, the financial statements and financial highlights do not reflect the operations of the Acquired Fund. The Board of Trustees of the Trust had previously approved the Plan providing for the reorganization.

The purpose of the Reorganization was to combine two funds with substantially identical investment objectives and similar principal investment strategies and policies.

Following the completion of the reorganization at the close of business on March 15, 2019, and pursuant to the terms of the Plan, Institutional Class shareholders of the Clarkston Select Fund became shareholders of the Clarkston Fund and received Institutional Class shares, respectively, of the Clarkston Fund. The reorganization qualified as a tax-free “reorganization” under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. The Acquired Fund's securities were recorded at fair value, however, the cost basis of the investments received from the Clarkston Select Fund were carried forward to align ongoing reporting of the Clarkston Fund’s realized and unrealized gains and losses with amounts distributable for tax purposes.

As of the close of business on March 15, 2019, assets of the Acquired Fund were acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. On the Reorganization date, the Acquiring Fund and the Acquired Fund reported the following financial information:

Acquiring Fund	Shares Outstanding of Acquiring Fund	Net Assets of Acquiring Fund	Acquired Fund	Acquired Fund Shares Exchanged	Net Assets of Acquired Fund Exchanged
Clarkston Fund	2,899,370	33,634,424	Clarkston Select Fund	1,301,165	13,797,848

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Clarkston Funds	Notes to Financial Statements

September 30, 2019

The investment portfolio value and unrealized appreciation/(depreciation) as of the Reorganization Date of the Acquired Fund was as follows:

Acquired Fund	Portfolio Value	Unrealized Appreciation of Acquired Fund
Clarkston Select Fund	$12,640,986	$621,303

Immediately following the Reorganization the net assets of the combined Acquiring Fund were $47,432,272.

As a result of the Reorganization, 1,189,405 Shares were issued in the Acquiring Fund.

Assuming the Reorganization had been completed on October 1, 2018, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the year ended September 30, 2019, are as follows:

Pro Forma (unaudited)
Net Investment Income	$969,370
Net Realized and Unrealized Gain on Investments	4,185,040
Net Increase in Net Assets Resulting from Operations	$5,154,410

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Clarkston Select Fund that have been included in the Clarkston Fund's Statement of Operations since March 15, 2019. The Clarkston Select Fund had no capital loss carryforward.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of September 30, 2019.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2019	57

Clarkston Funds	Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended September 30, 2016, and prior, were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 25, 2019

58	www.clarkstonfunds.com

Clarkston Funds	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov.

3. SHAREHOLDER PROXY RESULTS

At a Special Meeting of Shareholders of the Funds on February 13, 2019, shareholders of record as of the close of business on December 3, 2018 voted to approve the following proposals:

Proposal 1: To approve a new Investment Advisory Agreement among the Trust, on behalf of the Funds, and Clarkston Capital Partners, LLC.

	Share Voted in Favor	Shares Voted Against or Abstentions
Clarkston Founders Fund	2,848,734	0
Clarkston Fund	2,470,101	0
Clarkston Partners Fund	52,307,669	48,674

4. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2018 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Clarkston Partners Fund	100.00%
Clarkston Fund	100.00%
Clarkston Founders Fund	100.00%

Annual Report | September 30, 2019	59

Clarkston Funds	Additional Information

September 30, 2019 (Unaudited)

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2018 qualify for the corporate dividends received deduction:

Amount
Clarkston Partners Fund	100.00%
Clarkston Fund	98.97%
Clarkston Founders Fund	100.00%

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Amount
Clarkston Partners Fund	$46,280,604
Clarkston Fund	$1,038,706
Clarkston Founders Fund	$438,330

The amount above includes $1,520,276 of earnings and profits distributed to shareholders on redemptions for the Clarkston Partners Fund.

60	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy

September 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and account transactions

●    Account balances and transaction history

●    Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-680-6562 or go to www.clarkstonfunds.com

Annual Report | September 30, 2019	61

Clarkston Funds	Privacy Policy

September 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Clarkston Partners Fund, Clarkston Fund, and Clarkston Founders Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes-information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

62	www.clarkstonfunds.com

Clarkston Funds	Privacy Policy

September 30, 2019 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2019	63

Clarkston Funds	Trustees and Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (4 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 9 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

64	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present), RiverNorth Marketplace Lending Corp. (2018 to present) and RiverNorth Managed Duration Municipal Income Fund (2019 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 9 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2019	65

Clarkston Funds	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 9 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

66	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 9 series of the Trust; Clarkston Capital Partners, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Clarkston Capital Partners, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2019	67

Clarkston Funds	Trustees and Officers

September 30, 2019 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Kimberly Storms Birth year: 1972	Treasurer	Since October 2012	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Christopher Moore Birth year: 1984	Secretary	Since May 2019	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP (2013-2016) and as Corporate Counsel at DSW, Inc. (2012-2013). He also served as a certified public accountant for Ernst & Young (2007-2009) and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of the RiverNorth Opportunities Fund, Inc., and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.
Erich Rettinger Birth year: 1985	Assistant Treasurer	Since May 2019	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

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Clarkston Funds	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Anne Berg Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas Foss Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

Annual Report | September 30, 2019	69

CLARKSTON FUNDS

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.
Clarkston Capital and Clarkston Funds are registered trademarks of
Clarkston Capital Partners, LLC. All rights reserved.

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	26
Disclosure Regarding Renewal and Approval of Fund Advisory Agreement	27
Additional Information	29
Privacy Policy	30
Trustees & Officers	32

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.ddjfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-363-4898 to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.ddjfunds.com.

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2019 (Unaudited)

Message from the President: 12-Month Review as of 9/30/19

After experiencing the worst quarterly performance in over three years in the fourth quarter of 2018, the high yield market bounced back in 2019, particularly in the first two quarters, generating the strongest first-half performance since 2009. A major driver of this rebound in performance occurred at the beginning of the year when the U.S. Federal Reserve (“the Fed”) signaled a more accommodative monetary policy stance going forward. The shift in monetary policy was solidified in March when the Fed, after increasing rates four times in 2018, cut its forecast for rate hikes in 2019 from two to zero, and then proceeded in July to cut rates for the first time since 2008.

The prompt reversal of the Fed’s monetary policy stance was driven by concerns that escalating trade tensions between the U.S. and China will cause the global economy to slip into a recession. As a result, interest rates in the U.S. have significantly declined, while the amount of negative-yielding debt outstanding globally hit a record level during the third quarter of 2019. This decline in rates has buoyed risk markets broadly in 2019 as well as caused market technicals to drive dispersion in the performance within the leveraged credit markets. In particular, over the last twelve months, high yield bonds have outperformed bank loans, and higher-quality bonds within the high yield market (i.e., BB/B-rated) have significantly outperformed their lower-quality peers (i.e., CCC-rated). Bank loan mutual funds have experienced sizable outflows as declining interest rates and a more dovish Fed reduced the attractiveness of the floating rate coupon typical of most bank loans. High yield bond mutual funds, on the other hand, are on pace for significant inflows in 2019 after two calendar years of large outflows. These flow trends have benefited high yield bond performance via increased demand for such bonds in the secondary market. At the same time, declining interest rates have disproportionally benefited the performance of higher-quality bonds, which tend to have longer durations – and thus greater interest rate sensitivity – than lower-quality bonds. In addition, given the recession fears cited above, investors have favored higher-quality high yield bonds, further pressuring the relative performance of the lower-quality segment. While the impact from these technical driven factors on performance thus far in 2019 has been significant, it is important to remember that in our experience, issuer fundamentals drive performance over the long-term.

DDJ does not share the view of many market participants that a recession is imminent; however, we are observing signs of softness in the global economy, including in the U.S. Much of the softness has been caused by the escalation in trade tensions between the U.S. and China and the disruptions of global supply chains as a result. In addition, market participants continue to punish debt issued by underperforming companies, a trend that we expect to continue. In fact, this “punishment” has been more pronounced recently following what can best be described as a disappointing earnings season. Therefore, given slowing economic growth as a result of the factors highlighted above, investors will need to closely monitor issuer fundamentals for signs of weakness.

While DDJ believes that an all-out trade war with China remains unlikely, hostilities between the two parties have recently escalated, resulting in increased volatility in the high yield market. Until the consummation of a trade deal, all markets, including the leveraged credit market, will be sensitive to any news pertaining to the status of such negotiations. While DDJ continues to believe that trade negotiations between the U.S. and China will end favorably, any resolution will take time, and the longer that such negotiations persist, the greater the likely drag on global (including U.S.) growth.

Overall, our base case scenario remains that the U.S. will experience continued economic growth for the next couple of quarters, albeit likely at a diminished pace; the U.S. Federal Reserve will maintain its accommodative stance; gradual progress on trade negotiations will be achieved; and issuer fundamentals in the aggregate within the leveraged credit market will remain relatively stable. However, as the market continues to sharpen its focus on fundamentals, we expect dispersion in performance amongst sectors as well as amongst individual issuers as the risks highlighted above will impact companies to varying degrees.

Turning to the Fund, over the twelve-months ending September 30, 2019, the Fund underperformed the BofA Merrill Lynch U.S. High Yield Index. The technical factors that impacted the performance of the leveraged credit markets described above have been headwinds to the Fund’s relative performance, specifically year-to-date in 2019. The investment strategy pursued by DDJ on behalf of the Fund seeks to exploit inefficiencies in the lower-tier (i.e., B/CCC-rated) segment of the leveraged credit market, and typically has zero-to-minimal exposure to holdings rated BB. As mentioned above, recessionary concerns have caused investors to avoid the lower-tier of the high yield market, which has contributed to the Fund’s underperformance in the short term. In addition, DDJ’s bottom-up fundamental research process has identified attractive investment opportunities in a number of bank loans, a segment of the market that has underperformed high yield bonds over the last twelve-months and is not included in the Fund’s benchmark.

While market technical factors have certainly impacted performance in a negative way, security selection has also been a significant detractor for the Fund over the past year. In particular, individual credits within the Healthcare, Telecommunications, and Automotive sectors have meaningfully lagged the Fund’s benchmark due to price depreciation following poor operational performance. As is always the case, conducting rigorous credit analysis remains our paramount responsibility. Given the relatively concentrated nature of the Fund, we dedicate much of our time to actively monitoring the holdings within the Fund. Accordingly, DDJ has been aggressively reviewing the investment thesis for each of these holdings, with close attention paid to those credits that have underperformed our expectations. Our research gives us confidence that in most cases there is adequate enterprise value to support the Fund’s investments over the long-term. DDJ will continue to remain extremely vigilant in the monitoring of existing positions in the Fund as well as in the selection of new positions, and will seek to take steps to judiciously manage downside risks going forward.

Annual Report | September 30, 2019	1

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2019 (Unaudited)

Sincerely,

David J. Breazzano

President, Chief Investment Officer and Co-Portfolio Manager

DDJ Capital Management, LLC

The ICE BofA Merrill Lynch U.S. High Yield Index is maintained by ICE BofA Merrill Lynch and comprises U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. One cannot invest directly into an index.

Coupon: The stated interest rate paid on a bond. Coupon payments for high yield bonds are typically made semi-annually.

Yield: The yield is the income return on an investment, such as interest or dividends received from holding a particular security.

Yield Premium: As referenced in this letter, refers to the yield of individual investments in the Fund, or the yield of the Fund in aggregate, being higher than the yield of the Fund’s benchmark.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Adviser only and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Credit ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All Fund securities except for those labeled “Not Rated” and “Other” have been rated by Moody’s, S&P or Fitch, which are each a Nationally Recognized Statistical Rating Organization (“NRSRO”). All Index securities except for those labeled “Not Rated” have been rated by Moody’s or S&P. Credit ratings are subject to change.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with DDJ Capital Management, LLC, the investment adviser to the Fund.

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2019 (Unaudited)

Average Annual Total Returns (as of September 30, 2019)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
DDJ Opportunistic High Yield Fund – Institutional Class	-1.63%	-1.07%	0.12%	5.57%	5.51%
DDJ Opportunistic High Yield Fund – Class I	-1.49%	-1.03%	0.16%	5.65%	5.54%
DDJ Opportunistic High Yield Fund – Class II	-1.60%	-1.04%	-0.12%	5.28%	5.21%
ICE BofA Merrill Lynch U.S. High Yield Index(a)	1.22%	3.82%	6.30%	6.07%	6.00%
ICE BofA Merrill Lynch U.S. High Yield Non-Financial Index(b)	1.04%	3.51%	5.89%	5.93%	5.89%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.

(a)	Effective April 2, 2019, the benchmark of the Fund is the ICE BofAML US High Yield Index, maintained by ICE BofA Merrill Lynch and comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. DDJ Capital Management, LLC (the “Adviser”) believes that the new benchmark is a more appropriate benchmark for the Fund as it is more representative of the broad high yield market against which potential investors in the Fund typically measure high yield mutual funds, including the Fund.

(b)	The ICE BofA Merrill Lynch U.S. High Yield Non-Financial Index is a subset of The BofA Merrill Lynch US High Yield Index but that excludes all securities of financial issuers.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class, Class I and Class II shares (as reported in the January 28, 2019 Prospectus) are 3.81% and 0.79%, 3.14% and 0.89% and 3.89% and 1.14% respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Performance of $5,000,000 Initial Investment (as of September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $5,000,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2019	3

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2019 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Asurion LLC	4.52%
Century Aluminum Co.	3.26%
Evergreen Skills Lux Sarl	2.77%
Deliver Buyer, Inc.	2.76%
Surgery Center Holdings, Inc.	2.54%
Alliant Holdings Intermediate LLC /Alliant Holdings Co.-Issuer	2.53%
MEG Energy Corp.	2.46%
Eagle Holding Co. II LLC	2.27%
Polaris Intermediate Corp.	2.27%
MH Sub I LLC	2.19%
Top Ten Holdings	27.57%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

4	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2019 and held through September 30, 2019.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2019 - September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expense Paid During Period April 1, 2019 - September 30, 2019(b)
DDJ Opportunistic High Yield Fund
Institutional Class
Actual	$1,000.00	$989.30	0.79%	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.11	0.79%	$4.00
Class I
Actual	$1,000.00	$989.70	0.82%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	0.82%	$4.15
Class II
Actual	$1,000.00	$988.50	1.14%	$5.68
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	1.14%	$5.77

(a)	Each Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2019	5

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (1.18%)
Consumer Discretionary (0.28%)
American Tire Distributors(a)(b)(c)(d)(e)	2,940	$75,617

Materials (0.90%)
Real Alloy Holding, Inc.(a)(b)(c)(d)(e)	3	112,628
Specialty Steel Holdco, Inc.(a)(b)(c)(d)(e)	1	136,422
Total Materials		249,050

TOTAL COMMON STOCKS
(Cost $299,738)		324,667

	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (31.27%)
Communications (2.85%)
MH Sub I LLC, Series Amendment No. 2 Initial(f)(g)	1M US L + 7.50%, 1.00% Floor	9/15/2025	$600,000	$604,500
Ten-X LLC, Series Senior Secured(a)(b)(c)(f)	1M US L + 8.00%, 1.00% Floor	9/29/2025	180,000	180,000
Total Communications				784,500

Consumer Discretionary (1.06%)
18 Fremont Street Acquisition LLC, Series B(a)(f)	6M US L + 8.00%, 1.50% Floor	8/9/2025	250,000	251,250
American Tire Distributors, Inc., Series Initial (DIP) (b)(f)(h)	Cash L + 6.00 + PIK 1.0%, 1.00% Floor	9/1/2023	25,705	25,508
American Tire Distributors, Inc., Series Initial(b)(f)(h)	Cash L + 6.50 + PIK 1.50%, 1.00% Floor	9/2/2024	17,009	15,036
Total Consumer Discretionary				291,794

Consumer, Cyclical (3.24%)
DexKo Global, Inc., Series B(a)(c)(f)	3M US L + 8.25%	7/24/2025	238,910	238,910
KUEHG Corp, Series Tranche B(f)	3M US L + 8.25%, 1.00% Floor	8/22/2025	130,000	130,041
Truck Hero, Inc., Series Initial(f)(g)	1M US L + 3.75%	4/22/2024	299,619	281,143
Truck Hero, Inc., Series Initial(a)(f)	1M US L + 8.25%, 1.00% Floor	4/21/2025	260,000	243,100
Total Consumer, Cyclical				893,194

Consumer, Non-cyclical (7.76%)
Aveanna Healthcare LLC, Series Initial(f)	1M US L + 8.00%, 1.00% Floor	3/17/2025	120,000	115,800
Aveanna Healthcare LLC, Series Initial New(f)	1M US L + 5.50%, 1.00% Floor	3/18/2024	128,792	127,102
Aveanna Healthcare LLC, Series Term Loan (Second Lien) (f)(g)	1M US L + 8.75%, 1.00% Floor	5/30/2027	370,000	357,050
Dentalcorp Health Services ULC, Series Initial(f)	1M US L + 7.50%, 1.00% Floor	6/8/2026	230,000	226,838
Envision Healthcare Corp., Series Initial(f)(g)	L + 3.75%	10/10/2025	600,000	491,436
Lanai Holdings III, Inc., Series Initial(a)(b)(f)	3M US L + 8.50%, 1.00% Floor	8/28/2023	160,000	144,000
Learning Care Group No. 2, Inc., Series Initial(a)(b)(c)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	110,000	109,450
One Call Corp., Series Extended(b)(f)	3M US L + 5.25%, 1.00% Floor	11/27/2022	198,500	157,147
Packaging Coordinators Midco, Inc., Series Initial(a)(f)	3M US L + 8.75%, 1.00% Floor	7/1/2024	160,000	160,800
Parfums Holding Company, Inc., Series Initial(f)	3M US L + 8.75%, 1.00% Floor	6/30/2025	250,000	249,687
Total Consumer, Non-cyclical				2,139,310

Financials (6.05%)
Asurion LLC, Series Replacement B-2(f)(g)	1M US L + 6.50%	8/4/2025	1,225,000	1,246,284
Granite Holdings US Acquisition Co., Series B(a)(f)(g)	L + 5.25%	9/25/2026	220,000	214,775
Masergy Holdings, Inc., Series Initial(f)	3M US L + 7.50%, 1.00% Floor	12/16/2024	125,585	123,493
Zest Acquisition Corp., Series Initial(a)(f)	3M US L + 7.50%, 1.00% Floor	3/13/2026	90,000	83,250
Total Financials				1,667,802

See Notes to Financial Statements.

6	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2019

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Health Care (0.33%)
National Mentor Holdings, Inc., Series Initial(a)(f)	1M US L + 8.50%, 1.00% Floor	3/8/2027	$90,000	$90,000

Industrials (5.42%)
Deliver Buyer, Inc., Series Senior Secured(f)(g)	3M US L + 5.00%, 1.00% Floor	5/1/2024	778,125	760,131
Engineered Machinery Holdings, Inc., Series Initial(f)	3M US L + 7.25%, 1.00% Floor	7/18/2025	325,812	323,096
Utex Industries, Inc., Series Initial(a)(f)	1M US L + 7.25%, 1.00% Floor	5/20/2022	460,000	358,800
Utex Industries, Inc. - Initial Loan (First Lien), Series Initial(f)	1M US L + 4.00%, 1.00% Floor	5/21/2021	59,529	50,897
Total Industrials				1,492,924

Technology (4.56%)
Evergreen Skills Lux Sarl, Series Initial(f)(g)	6M US L + 4.75%, 1.00% Floor	4/28/2021	938,110	762,449
Evergreen Skills Lux Sarl, Series Initial(f)	6M US L + 8.25%, 1.00% Floor	4/28/2022	59,990	18,330
Peak 10 Holding Corp., Series Initial(f)	3M US L + 7.25%, 1.00% Floor	8/1/2025	140,000	103,600
TierPoint LLC, Series Initial(f)	1M US L + 7.25%, 1.00% Floor	5/5/2025	400,000	371,334
Total Technology				1,255,713

TOTAL BANK LOANS
(Cost $8,859,654)				8,615,237

HIGH YIELD BONDS AND NOTES (65.36%)
Basic Materials (9.65%)
AK Steel Corp.	7.625%	10/1/2021	280,000	277,200
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP(i)	8.750%	7/15/2026	580,000	596,849
Big River Steel LLC / BRS Finance Corp.(i)	7.250%	9/1/2025	260,000	274,950
Century Aluminum Co.(i)	7.500%	6/1/2021	910,000	898,625
Cornerstone Chemical Co.(i)	6.750%	8/15/2024	320,000	297,107
Northwest Acquisitions ULC / Dominion Finco, Inc.(i)	7.125%	11/1/2022	530,000	314,025
Total Basic Materials				2,658,756

Communications (8.27%)
CCO Holdings LLC / CCO Holdings Capital Corp.(i)	5.000%	2/1/2028	420,000	435,225
CSC Holdings LLC(i)	5.500%	4/15/2027	260,000	275,571
GTT Communications, Inc.(i)	7.875%	12/31/2024	710,000	404,700
Sirius XM Radio, Inc.(i)	5.375%	7/15/2026	460,000	484,661
Townsquare Media, Inc.(i)	6.500%	4/1/2023	80,000	80,100
Urban One, Inc.(i)	7.375%	4/15/2022	260,000	254,800
ViaSat, Inc.(i)	5.625%	9/15/2025	340,000	344,250
Total Communications				2,279,307

Consumer, Cyclical (6.65%)
BCD Acquisition, Inc.(i)	9.625%	9/15/2023	150,000	153,750
Beacon Roofing Supply, Inc.(i)	4.875%	11/1/2025	180,000	177,300
Carlson Travel, Inc.(i)	9.500%	12/15/2024	410,000	415,125
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp.(i)	10.250%	11/15/2022	520,000	551,850
Sportsnet(a)(b)(c)(e)	10.250%	1/15/2025	100,000	106,000
SRS Distribution, Inc.(i)	8.250%	7/1/2026	420,000	429,450
Total Consumer, Cyclical				1,833,475

See Notes to Financial Statements.

Annual Report | September 30, 2019	7

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2019

	Rate	Maturity Date	Principal Amount	Value (Note 2)
Consumer, Non-cyclical (15.57%)
Acadia Healthcare Co., Inc.	5.125%	7/1/2022	$270,000	$273,037
Eagle Holding Co. II LLC(h)(i)	Cash 7.625% + PIK 8.375%	5/15/2022	620,000	626,200
High Ridge Brands Co.(b)(e)(i)(j)	8.875%	3/15/2025	125,000	11,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II
Finance, Inc.(i)	7.875%	10/1/2022	295,000	275,087
NVA Holdings, Inc.(i)	6.875%	4/1/2026	190,000	202,588
One Call Corp., Series Ai(a)(b)(c)(h)	Cash 7.50% + PIK 11.00%%	7/1/2024	522,155	405,542
Polaris Intermediate Corp.(h)(i)	Cash 8.50% + PIK 9.25%%	12/1/2022	730,000	624,150
Simmons Foods, Inc.(i)	5.750%	11/1/2024	430,000	421,400
Surgery Center Holdings, Inc.(i)	6.750%	7/1/2025	775,000	699,438
Team Health Holdings, Inc.(i)	6.375%	2/1/2025	480,000	334,080
West Street Merger Sub, Inc.(i)	6.375%	9/1/2025	450,000	416,250
Total Consumer, Non-cyclical				4,289,022

Energy (5.98%)
Antero Midstream Partners LP / Antero Midstream Finance Corp.	5.375%	9/15/2024	120,000	108,564
Energy Ventures Gom LLC / EnVen Finance Corp.(i)	11.000%	2/15/2023	290,000	292,900
Foresight Energy LLC / Foresight Energy(b)(e)(i)	11.500%	4/1/2023	350,000	76,125
Forum Energy Technologies, Inc., Series WI	6.250%	10/1/2021	330,000	275,550
MEG Energy Corp.(i)	6.375%	1/30/2023	120,000	116,250
MEG Energy Corp.(i)	7.000%	3/31/2024	700,000	679,000
Transocean, Inc.(i)	7.500%	1/15/2026	110,000	98,175
Total Energy				1,646,564

Financials (9.70%)
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(i)	8.250%	8/1/2023	680,000	696,150
AssuredPartners, Inc.(i)	7.000%	8/15/2025	580,000	582,900
HUB International, Ltd.(i)	7.000%	5/1/2026	180,000	185,625
NFP Corp.(i)	6.875%	7/15/2025	420,000	418,425
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(i)	7.125%	12/15/2024	265,000	231,213
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(i)	6.000%	4/15/2023	220,000	213,262
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC	8.250%	10/15/2023	380,000	345,800
Total Financials				2,673,375

Industrials (7.77%)
Apex Tool Group LLC / BC Mountain Finance, Inc.(i)	9.000%	2/15/2023	330,000	294,525
JPW Industries Holding Corp.(i)	9.000%	10/1/2024	290,000	275,500
Material Sciences Corp.(a)(b)(c)(e)(f)(h)	L + 8.25 or PIK 2.00%	1/9/2024	107,945	107,945
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.(b)(e)(i)	8.625%	6/1/2021	300,000	210,000
Plastipak Holdings, Inc.(i)	6.250%	10/15/2025	350,000	293,125
Titan Acquisition, Ltd. / Titan Co.-Borrower LLC(i)	7.750%	4/15/2026	200,000	188,000
TransDigm, Inc.	6.375%	6/15/2026	390,000	411,450
Trident TPI Holdings, Inc.(i)	6.625%	11/1/2025	410,000	360,800
Total Industrials				2,141,345

Materials (1.77%)
Joseph T Ryerson & Son, Inc.(i)	11.000%	5/15/2022	150,000	158,625
Real Alloy Holding, Inc.(a)(b)(c)(e)(f)(h)	L+12.00%, 1.00% Floor	11/28/2023	118,182	118,182
Specialty Steel Holdco, Inc.(a)(b)(c)(e)	11.620%	11/15/2022	210,000	210,000
Total Materials				486,807

TOTAL HIGH YIELD BONDS AND NOTES (Cost $18,964,746)				18,008,651

TOTAL INVESTMENTS (97.81%)

See Notes to Financial Statements.

8	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2019

	Rate	Maturity Date	Principal Amount	Value (Note 2)
(Cost $28,124,138)				$26,948,555

OTHER ASSETS IN EXCESS OF LIABILITIES (2.19%)				604,381

NET ASSETS (100.00%)				$27,552,936

(a)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(b)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2019, the market value of illiquid securities in the aggregate was $2,200,852, representing 7.99% of the Fund’s net assets.

(c)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

(d)	Non-income producing security.

(e)	Security deemed to be restricted as of September 30, 2019. As of September 30, 2019, the market value of restricted securities in the aggregate was $1,164,169, representing 4.23% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(f)	Floating or variable rate security. The reference rate is described below. The rate in effect as of September 30, 2019 is based on the reference rate plus the displayed spread as of the securities last reset date.

(g)	All or a portion of this position has not settled as of September 30, 2019. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(h)	Payment in-kind.

(i)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019 the market value of securities restricted under Rule 144A in the aggregate was $15,369,381, representing 55.78% of net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board unless indicated as illiquid as denoted in footnote (b).

(j)	Security is currently in default.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

PIK - Payment in-kind

Libor Rates:

1M US L - 1 Month LIBOR as of September 30, 2019 was 2.02%

3M US L - 3 Month LIBOR as of September 30, 2019 was 2.09%

6M US L - 6 Month LIBOR as of September 30, 2019 was 2.06%

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2019	9

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

September 30, 2019

ASSETS:
Investments, at value (Cost $28,124,138)	$26,948,555
Cash and cash equivalents	3,030,567
Receivable for investments sold	24,999
Receivable for shares sold	2,500
Dividends and interest receivable	451,046
Receivable due from adviser	26,882
Prepaid expenses	19,828
Total Assets	30,504,377

LIABILITIES:
Payable for administration and transfer agency fees	26,210
Payable for investments purchased	2,891,412
Payable for shareholder services
Class I	506
Class II	430
Payable for distribution fees
Class II	1,430
Payable for printing	728
Payable for professional fees	23,048
Payable for trustees' fees and expenses	13
Payable to Chief Compliance Officer fees	5,208
Accrued expenses and other liabilities	2,456
Total Liabilities	2,951,441
NET ASSETS	$27,552,936

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$29,477,041
Total distributable earnings/(deficit)	(1,924,105)
NET ASSETS	$27,552,936

PRICING OF SHARES
Institutional Class :
Net Asset Value, offering and redemption price per share	$8.72
Net Assets	$20,367,171
Shares of beneficial interest outstanding	2,334,459
Class I :
Net Asset Value, offering and redemption price per share	$8.72
Net Assets	$719,120
Shares of beneficial interest outstanding	82,481
Class II :
Net Asset Value, offering and redemption price per share	$8.75
Net Assets	$6,466,645
Shares of beneficial interest outstanding	739,332

Commitments and Contingencies (Note 8)

See Notes to Financial Statements.

10	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statement of Operations

For the Year Ended September 30, 2019

INVESTMENT INCOME:
Dividends	$154,085
Interest	1,441,933
Total Investment Income	1,596,018
EXPENSES:
Investment advisory fees (Note 6)	112,338
Administration fees	175,430
Shareholder service fees
Class II	5,279
Distribution fees
Class II	13,212
Custody fees	5,315
Legal fees	10,365
Audit and tax fees	20,012
Transfer agent fees	52,113
Trustees fees and expenses	1,342
Registration and filing fees	46,215
Printing fees	4,567
Chief Compliance Officer fees	31,458
Insurance fees	470
Other expenses	16,057
Total Expenses	494,173
Less fees waived/reimbursed by investment adviser (Note 6)
Institutional Class	(221,366)
Class I	(17,790)
Class II	(109,325)
Net Expenses	145,692
NET INVESTMENT INCOME	1,450,326
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(465,576)
Net realized loss	(465,576)
Change in unrealized appreciation/(depreciation) on:
Investments	(1,048,284)
Net change	(1,048,284)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,513,860)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,534)

See Notes to Financial Statements.

Annual Report | September 30, 2019	11

DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
OPERATIONS:
Net investment income	$1,450,326	$930,299
Net realized loss on investments	(465,576)	(302,081)
Net change in unrealized depreciation on investments	(1,048,284)	(347,937)
Net increase/(decrease) in net assets resulting from operations	(63,534)	280,281

DISTRIBUTIONS TO SHAREHOLDERS
Institutional Class	(915,656)	(720,503)
Class I	(72,341)	(210,379)
Class II	(458,179)	(67,029)
Total distributions	(1,446,176)	(997,911)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	13,604,457	1,590,038
Dividends reinvested	533,113	664,896
Shares redeemed	(1,602,313)	(158,328)
Net increase from beneficial share transactions	12,535,257	2,096,606
Class I
Shares sold	233,319	7,730,002
Dividends reinvested	67,635	210,379
Shares redeemed	(228,124)	(7,688,156)
Redemption fees	–	20
Net increase from beneficial share transactions	72,830	252,245
Class II
Shares sold	9,164,237	2,121,691
Dividends reinvested	370,661	67,028
Shares redeemed	(3,900,068)	(1,038,479)
Redemption fees	3,166	156
Net increase from beneficial share transactions	5,637,996	1,150,396
Net increase in net assets	16,736,373	2,781,617

NET ASSETS:
Beginning of year	10,816,563	8,034,946
End of year	$27,552,936	$10,816,563

See Notes to Financial Statements.

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DDJ Opportunistic High Yield Fund	Statement of Cash Flows

For the Year Ended September 30, 2019

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(63,534)
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(22,038,429)
Proceeds from disposition of investment securities	6,820,316
Amortization of premium and accretion of discount on investments	(76,980)
Net realized loss on investments	465,576
Net change in unrealized depreciation on investments	1,048,284
(Increase)/Decrease in assets:
Dividends and interest receivable	(276,318)
Receivable due from adviser	(2,810)
Prepaid expenses	(21)
Increase/(Decrease) in liabilities:
Payable for shareholder services
Class I	1
Class II	430
Payable for distribution fees
Class II	1,180
Payable for administration and transfer agency fees	(1,114)
Payable to trustees' fees and expenses	8
Payable to Chief Compliance Officer fees	2,708
Payable for printing	728
Payable for professional fees	2,915
Accrued expenses and other liabilities	(1,684)
Net cash used in operating activities	(14,118,744)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Proceeds from sale of shares	23,010,013
Payment on shares redeemed	(5,727,339)
Cash distributions paid	(474,767)
Net cash provided by financing activities	16,807,907

Net change in cash & cash equivalents	2,689,163
Cash & cash equivalents, beginning of period	$341,404
Cash & cash equivalents, end of period	$3,030,567

Non-cash financing activities not included herein consist of reinvestment of distributions of:	$971,409

See Notes to Financial Statements.

Annual Report | September 30, 2019	13

DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.53	$10.04	$9.84	$9.76	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.83	0.84	0.87	0.72	0.08
Net realized and unrealized gain/(loss) on investments	(0.82)	(0.43)	0.33	0.06	(0.26)
Total from investment operations	0.01	0.41	1.20	0.78	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.82)	(0.82)	(0.89)	(0.70)	(0.06)
From net realized gains on investments	–	(0.10)	(0.11)	–	–
Total Distributions	(0.82)	(0.92)	(1.00)	(0.70)	(0.06)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.81)	(0.51)	0.20	0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$8.72	$9.53	$10.04	$9.84	$9.76

TOTAL RETURN(c)	0.12%	4.26%	12.73%	8.41%	(1.77%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$20,367	$8,801	$7,101	$7,916	$2,968

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.01%	3.81%	4.61%	5.19%	14.66	%(d)
Operating expenses including reimbursement/waiver	0.79%	0.79%	0.79%	0.79%	0.79	%(d)
Net investment income including reimbursement/waiver	9.14%	8.56%	8.67%	7.55%	3.71	%(d)

PORTFOLIO TURNOVER RATE(e)	43%	147%	86%	72%	4%

(a)	Commenced operations on July 17, 2015.

(b)	Calculated using the average shares method.

(c)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.54		$10.04		$9.84		$9.76	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.84		0.81		0.86		0.73	0.07
Net realized and unrealized gain/(loss) on investments	(0.83)		(0.39)		0.33		0.05	(0.24)
Total from investment operations	0.01		0.42		1.19		0.78	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.83)		(0.82)		(0.88)		(0.70)	(0.07)
From net realized gains on investments	–		(0.10)		(0.11)		–	–
Total Distributions	(0.83)		(0.92)		(0.99)		(0.70)	(0.07)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	–		0.00	(c)	–		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.82)		(0.50)		0.20		0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$8.72		$9.54		$10.04		$9.84	$9.76

TOTAL RETURN(d)	0.16%		4.42%		12.63%		8.43%	(1.76%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$719		$723		$732		$650	$98

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	2.98%		3.04%		4.63%		5.10%	14.74	%(e)
Operating expenses including reimbursement/waiver	0.79	%(f)	0.79	%(f)	0.80	%(f)	0.89%	0.89	%(e)
Net investment income including reimbursement/waiver	9.20%		8.29%		8.66%		7.55%	3.47	%(e)

PORTFOLIO TURNOVER RATE(g)	43%		147%		86%		72%	4%

(a)	Commenced operations on July 17, 2015.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	According to the Fund's shareholder services plan with respect to the Fund's Class I shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2019, September 30, 2018 and September 30, 2017, in the amounts of 0.10%, 0.10% and 0.09% of average net assets of Class I shares.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	15

DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2019		For the Year Ended September 30, 2018		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Period Ended September 30, 2015 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.55		$10.04		$9.83		$9.76	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.80		0.79		0.84		0.68	0.07
Net realized and unrealized gain/(loss) on investments	(0.82)		(0.41)		0.32		0.06	(0.25)
Total from investment operations	(0.02)		0.38		1.16		0.74	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.79)		(0.77)		(0.84)		(0.67)	(0.06)
From net realized gains on investments	–		(0.10)		(0.11)		–	–
Total Distributions	(0.79)		(0.87)		(0.95)		(0.67)	(0.06)
REDEMPTION FEES ADDED TO PAID-IN-CAPITAL (Note 5)	0.01		0.00	(c)	–		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.80)		(0.49)		0.21		0.07	(0.24)
NET ASSET VALUE, END OF PERIOD	$8.75		$9.55		$10.04		$9.83	$9.76

TOTAL RETURN(d)	(0.12%)		3.97%		12.38%		8.06%	(1.80%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$6,467		$1,292		$201		$106	$98

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.20%		3.83%		4.86%		6.18%	14.99	%(e)
Operating expenses including reimbursement/waiver	1.14	%(f)	1.08	%(f)	1.05	%(f)	1.14%	1.14	%(e)
Net investment income including reimbursement/waiver	8.74%		8.16%		8.41%		7.15%	3.22	%(e)

PORTFOLIO TURNOVER RATE(g)	43%		147%		86%		72%	4%

(a)	Commenced operations on July 17, 2015.

(b)	Calculated using the average shares method.

(c)	Less than $0.005 per share.

(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	According to the Fund's shareholder services plan with respect to the Fund's Class II shares, any amount of such payment not paid during the Fund's fiscal year for such services activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the years ended September 30, 2019, September 30, 2018 and September 30, 2017, in the amounts of 0.00%, 0.06% and 0.09% of average net assets of Class II shares.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund is diversified, and its primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price, at the mean, supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities. Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Annual Report | September 30, 2019	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2019:

DDJ OPPORTUNISTIC HIGH YIELD FUND

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$–	$–	$75,617	$75,617
Materials	–	–	249,050	249,050
Bank Loans
Communications	–	604,500	180,000	784,500
Consumer Discretionary	–	40,544	251,250	291,794
Consumer, Cyclical	–	411,184	482,010	893,194
Consumer, Non-cyclical	–	1,725,060	414,250	2,139,310
Financial	–	1,369,777	298,025	1,667,802
Health Care	–	–	90,000	90,000
Industrials	–	1,134,124	358,800	1,492,924
Technology	–	1,255,713	–	1,255,713
High Yield Bonds and Notes
Basic Materials	–	2,658,756	–	2,658,756
Communications	–	2,279,307	–	2,279,307
Consumer, Cyclical	–	1,727,475	106,000	1,833,475
Consumer, Non-cyclical	–	3,883,480	405,542	4,289,022
Energy	–	1,646,564	–	1,646,564
Financial	–	2,673,375	–	2,673,375
Industrials	–	2,033,400	107,945	2,141,345
Materials	–	158,625	328,182	486,807
Total	$–	$23,601,884	$3,346,671	$26,948,555

18	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

DDJ Opportunistic High Yield Fund	Common Stocks	Bank Loans	High Yield Bonds And Notes	Warrant	Total
Balance as of September 30, 2018	$376,551	$1,751,283	$550,445	$19,532	$2,697,811
Accrued discount/ premium	–	3,544	5,990	–	9,534
Realized Gain/(Loss)	–	1,064	(76,808)	56,725	(19,019)
Change in Unrealized Appreciation/(Depreciation)	(114,418)	(17,083)	37,925	(9,669)	(103,245)
Purchases	62,534	1,101,458	441,935	–	1,605,927
Sales Proceeds	–	(608,200)	(11,818)	(66,588)	(686,606)
Transfer into Level 3	–	442,050	–	–	442,050
Transfer out of Level 3	–	(599,781)	–	–	(599,781)
Balance as of September 30, 2019	$324,667	$2,074,335	$947,669	$–	$3,346,671
Net change in unrealized appreciation/(depreciation) included in the Statement of Operations attributable to Level 3 investments held at September 30, 2019	$(114,418)	$(106,269)	$(39,070)	$–	$(259,757)

Information about Level 3 measurements as of September 30, 2019:

Asset Class	Market Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stocks	$324,667	Discounted Cash Flow Analysis, Market Analysis	Discount Rate, EBITDA Multiple	11.2% - 17.0%/5.0x - 7.75x
Bank Loans	$1,545,975	Third-Party Vendor Pricing Service	Vendor Quotes	N/A
Bank Loans	$528,360	Market Analysis	Market Data of Similar Companies	N/A
High Yield Bonds and Notes	$947,669	Market Analysis	Market Data of Similar Companies	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease
Vendor Quotes	Increase	Decrease
Discount Rate	Decrease	Increase
EBITDA Multiple	Increase	Decrease

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

Annual Report | September 30, 2019	19

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

As of and during the fiscal year ended September 30, 2019, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective yield method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Loan Assignments: The Fund acquires loans via loan assignments. The Fund considers loans acquired via assignment to be investments in debt instruments. When the Fund purchases loans from lenders via assignment, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans and debt instruments are subject to credit risk. Credit risk relates to the ability of the borrower under such fixed income instruments to make interest and principal payments as they become due.

As of September 30, 2019, the Fund held $8,615,237, or 31.27% of the Fund’s net assets, in loans acquired via assignment.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments, and as a result the Fund’s share price, may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities in particular may be less liquid than higher quality fixed income securities, and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Restricted Securities: Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Fund will not incur any registration costs upon such resale. The Fund’s restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Fund has acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

The below securities are restricted from resale as of September 30, 2019:

	Security Type	Acquisition Date	Amortized Cost	Fair Value
American Tire Distributors	Common Stocks	12/21/18	$62,534	$75,617
Foresight Energy LLC / Foresight Energy	High Yield Bonds and Notes	4/5/18 - 1/16/19	305,955	76,125
High Ridge Brands Co.	High Yield Bonds and Notes	3/23/18 - 4/19/18	112,798	11,250
Material Sciences Corp.	High Yield Bonds and Notes	7/9/18	107,945	107,945
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.	High Yield Bonds and Notes	7/20/16 - 5/23/19	275,219	210,000
Real Alloy Holding, Inc.	High Yield Bonds and Notes	5/31/18	118,182	118,182
Real Alloy Holding, Inc.	Common Stocks	5/31/18	103,329	112,628
Specialty Steel Holdco, Inc.	Common Stocks	11/15/17	133,875	136,422
Specialty Steel Holdco, Inc.	High Yield Bonds and Notes	11/15/17	210,000	210,000
Sportsnet	High Yield Bonds and Notes	12/27/17	98,779	106,000
				$1,164,169

Restricted securities under Rule 144A, including the aggregate value and percentage of net assets of the Fund, have been identified in the Portfolio of Investments.

3.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2019	2018
Ordinary Income	$1,446,176	$982,156
Capital Gains	–	15,755
Total	$1,446,176	$997,911

Reclassifications: As of September 30, 2019, there were no permanent reclassifications.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2019, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$236,722
Gross unrealized depreciation (excess of tax cost over value)	(1,449,025)
Net unrealized depreciation	(1,212,303)
Cost of investments for income tax purposes	$28,160,858

Temporary differences are attributed to wash sales and difference in premium amortization.

Components of Distributable Earnings: As of September 30, 2019, components of distributable earnings were as follows:

Undistributed ordinary income	$23,291
Accumulated capital losses	(735,093)
Net unrealized depreciation on investments	(1,212,303)
Total	$(1,924,105)

Annual Report | September 30, 2019	21

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term Non-expiring	Long-Term
DDJ Opportunistic High Yield Fund	$270,079	$115,754

The Fund has elected to defer to the twelve month period ending September 30, 2020, capital losses recognized during the period November 1, 2018 to September 30, 2019 in the amount of $349,260. Capital losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carryovers as described above.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2019 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$24,865,936	$6,842,016

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2019, the redemption fees charged by the Fund, if any, are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Institutional Class
Shares sold	1,530,079	164,309
Dividends reinvested	59,015	68,135
Shares redeemed	(177,768)	(16,270)
Net increase in shares outstanding	1,411,326	216,174
Class I
Shares sold	25,223	779,553
Dividends reinvested	7,446	21,650
Shares redeemed	(25,953)	(798,363)
Net increase in shares outstanding	6,716	2,840
Class II
Shares sold	996,036	216,025
Dividends reinvested	40,912	6,921
Shares redeemed	(432,917)	(107,689)
Net increase in shares outstanding	604,031	115,257

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 71% of the shares outstanding are held by two omnibus accounts of shareholders of record. Share transaction activities of these shareholders could have a material impact on the Fund.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: DDJ Capital Management, LLC (“DDJ” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board may extend the Advisory Agreement for additional one-year terms. The Board and the shareholders of the Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Servicing expenses, acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through January 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that the Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the fiscal year ended September 30, 2019 are disclosed in the Statement of Operations.

As of September 30, 2019, the balance of recoupable expenses was as follows:

	Expiring in 2020	Expiring in 2021	Expiring in 2022
Institutional Class	$267,174	$234,535	$221,366
Class I	26,613	54,953	17,790
Class II	4,896	21,371	109,325

Such amounts include waived advisory fees (with respect to each of the aforementioned three Classes of the Fund's shares) of $48,952, $4,857 and $899, respectively expiring in 2020; $54,305, $17,070 and $5,464, respectively expiring in 2021; and $69,644, $5,681 and $37,013, respectively expiring in 2022.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2019 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

Annual Report | September 30, 2019	23

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net assets of the Class I shares and Class II shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services Plan fees are included with shareholder service fees on the Statement of Operations. The Fund's Class I and Class II Shareholder Services Plan fees are currently accruing at 0.10% of the average daily net asset value of each share class, respectively, on an annual basis.

7. TRUSTEES

As of September 30, 2019, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust will receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Fund pays ALPS an annual fee for compliance services.

8. COMMITMENTS AND CONTINGENCIES

The Fund may make commitments pursuant to bridge loan facilities. Such commitments typically remain off balance sheet as it is more likely than not, based on the good faith judgement of the Adviser, that such bridge facilities will not ever fund. As of September 30, 2019, the Fund had no outstanding bridge facility commitments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-08, “Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 changed the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment to distributable earnings as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of January 1, 2019, the amortized cost basis of investments was reduced by $7,933 and unrealized appreciation of investments was increased by $7,933. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements. Management has evaluated the impact of this ASU and has adopted the changes into these financial statements.

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Fund has elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of September 30, 2019.

24	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2019

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2019	25

DDJ Opportunistic High Yield Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders of DDJ Opportunistic High Yield Fund and

Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of DDJ Opportunistic High Yield Fund (the “Fund”), a series of ALPS Series Trust, as of September 30, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period the ended, and financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years or periods ended September 30, 2016, and prior, were audited by other auditors whose report dated December 2, 2016, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, agent banks and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio

November 25, 2019

26	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2019 (Unaudited)

On May 23, 2019, the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and DDJ Capital Management, LLC in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In approving the renewal of the Investment Advisory Agreement with DDJ Capital, the Trustees, including all the Independent Trustees, considered the following factors with respect to the DDJ Fund:

Investment Advisory Fee Rate and Total Net Expense Ratio: The Trustees reviewed and considered the contractual annual advisory fee paid by the DDJ Fund to DDJ Capital of 0.70% of the Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services provided by DDJ Capital to the DDJ Fund.

The Trustees considered the information comparing the DDJ Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group provided by an independent provider of investment company data (the “Data Provider”). The peer group consisted of the DDJ Fund and 16 other high yield bond funds identified by the Data Provider. The Trustees also considered the comparative fee data provided by DDJ Capital.

The Trustees noted that DDJ Capital’s contractual advisory fee of 0.70% was above the Data Provider peer group median of 0.60%, and that the DDJ Fund’s Institutional Class total net expense of 0.79% (after fee waiver and expense reimbursement) was above the Data Provider peer group median of 0.71%. They discussed the extensive research efforts of DDJ to source investment opportunities for the Fund, focusing on bottom-up, fundamental analysis, with internal analysts assigned to specific sectors.

Nature, Extent and Quality of the Services: The Trustees received and considered information regarding the nature, extent and quality of services provided to the DDJ Fund under the Investment Advisory Agreement with DDJ Capital. The Trustees reviewed information supplied by DDJ Capital in its presentation, including its Form ADV.

The Trustees reviewed and considered DDJ Capital’s investment advisory personnel, its history as an asset manager, and its experience with other accounts. The Trustees also reviewed the research and decision-making processes utilized by DDJ Capital, including the methods adopted to seek to achieve compliance with the investment objective, policies and restrictions of the DDJ Fund.

The Trustees considered the background and experience of DDJ Capital’s personnel, including the qualifications, background and responsibilities of the portfolio manager primarily responsible for the day-to-day portfolio management of the DDJ Fund, and the extent of the resources devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with DDJ Capital, including DDJ Capital’s responsiveness and Fund’s compliance record, as well as the firm’s internal legal team that evaluates the structural aspects of the notes in which the Fund invests. The Trustees also considered DDJ Capital’s reputation generally and its investment techniques, strategies, risk management controls and decision-making processes.

Performance: The Trustees reviewed performance information for the DDJ Fund’s Class I, Class II and Institutional Class shares for the one-year, three-year and three-month periods ended March 31, 2019, as well as the since-inception performance (July 16, 2015) through March 31, 2019. The review included a comparison of the DDJ Fund’s performance to the performance of a peer group of comparable funds, as identified by a third-party data provider. The Trustees noted in particular that for the since inception period ended March 31, 2019, the performance of the DDJ Fund’s Class I ranked fourth in its peer group, the performance of the DDJ Fund’s Class II ranked second in its peer group, and the performance of the DDJ Fund’s Institutional Class ranked third in its peer group. The Trustees noted DDJ’s observation that reasonable interest payments combined with some price appreciation and low default rates had resulted in favorable returns.

Accounts Using Comparable Strategies: The Trustees considered the advisory fees charged by the Adviser to the Adviser’s client accounts that employ a comparable strategy to the Fund, noting they were generally lower than the advisory fee charged to the Fund, and considered the Adviser’s rationale for the differences.

The Adviser’s Profitability: The Trustees received and considered a profitability analysis prepared by DDJ Capital based on the fees paid (and to be paid) under the Investment Advisory Agreement. The Trustees noted that DDJ Capital had not yet earned a profit from managing the DDJ Fund. The Trustees then reviewed and discussed DDJ Capital’s financial statements in order to analyze the financial condition and stability of DDJ Capital.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the DDJ Fund would be passed along to the shareholders under the Investment Advisory Agreement. The Board agreed that economies of scale were not anticipated to be achieved at projected DDJ Fund asset levels in the near term.

Annual Report | September 30, 2019	27

DDJ Opportunistic High Yield Fund	Disclosure Regarding Renewal and Approval of Fund Advisory Agreement

September 30, 2019 (Unaudited)

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DDJ Capital from its relationship with the DDJ Fund. They noted that, because the DDJ Fund is pursuing an investment strategy that is primarily fixed income, rather than equity, soft dollars were not a material consideration.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with DDJ Capital. In evaluating DDJ Capital and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all the Independent Trustees, concluded that:

●	the contractual annual advisory fee of 0.70% of the DDJ Fund’s daily average net assets and the DDJ Fund’s total net expense of 0.79% (after fee waiver and expense reimbursement) were not unreasonable;

●	the nature, extent and quality of services rendered by DDJ Capital under the Investment Advisory Agreement were adequate;

●	the performance for the DDJ Fund was acceptable;

●	the estimated profitability of DDJ Capital in connection with the management of the DDJ Fund was not unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to DDJ Capital in connection with its relationship with the DDJ Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all the Independent Trustees, concluded that renewal of the Investment Advisory Agreement with DDJ Capital was consistent with the best interests of the DDJ Fund and its shareholders.

28	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2019 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov.

Annual Report | September 30, 2019	29

DDJ Opportunistic High Yield Fund	Privacy Policy

September 30, 2019 (Unaudited)

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number and account transactions

●     Account balances and transaction history

●     Wire transfer instructions

HOW?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DOES THE FUND SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-844-363-4898 or go to www.ddjfunds.com.

30	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Privacy Policy

September 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	DDJ Opportunistic High Yield Fund (the “Fund”)
WHAT WE DO
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Fund does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2019	31

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (4 funds).
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present), RiverNorth Marketplace Lending Corp. (2018 to present) and RiverNorth Managed Duration Municipal Income Fund (2019 to present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

32	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

Annual Report | September 30, 2019	33

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2019 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson, Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Kimberly Storms, Birth year: 1972	Treasurer	Since October 2012	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Christopher Moore, Birth year: 1984	Secretary	Since May 2019	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP (2013-2016) and as Corporate Counsel at DSW, Inc. (2012-2013). He also served as a certified public accountant for Ernst & Young (2007-2009) and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of the RiverNorth Opportunities Fund, Inc., and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.
Erich Rettinger, Birth year: 1985	Assistant Treasurer	Since May 2019	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.
Anne Berg, Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas Foss, Birth Year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; DDJ Capital Management, LLC does not provide investment advisory services for any of these series other than the Fund, and any other investment companies for which DDJ Capital Management, LLC provides investment advisory services, currently none.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) 1-844-363-4898.

34	www.ddjcap.com

Intentionally Left Blank

SEVEN
CANYONS ADVISORS

ANNUAL REPORT | 9.30.19

SEVEN CANYONS STRATEGIC INCOME FUND

SEVEN CANYONS WORLD INNOVATORS FUND

Shareholder Letter	1
Portfolio Update
Seven Canyons Strategic Income Fund	6
Seven Canyons World Innovators Fund	8
Disclosure of Fund Expenses	10
Portfolios of Investments
Seven Canyons Strategic Income Fund	12
Seven Canyons World Innovators Fund	19
Statements of Assets and Liabilities	25
Statements of Operations	27
Statements of Changes in Net Assets
Seven Canyons Strategic Income Fund	29
Seven Canyons World Innovators Fund	30
Financial Highlights	32
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	55
Additional Information	56
Privacy Policy	57
Trustees and Officers	60

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website at www.sevencanyonsadvisors.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may, notwithstanding the availability of shareholder reports online, elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-833-7-CANYON to let the Fund know you wish to continue receiving paper copies of your shareholder reports.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at www.sevencanyonsadvisors.com.

Seven Canyons Advisors	Shareholder Letter

September 30, 2019 (Unaudited)

Dear Fellow Shareholders:

Each quarter I write a chairman’s report to shareholders. In these quarterly letters, I have noted that not much has changed over the course of this year. The US continues in a slow expansion, producing full employment without inflation (which usually accompanies full employment). This is a rare but happy economic state.

Yes, headlines are ever negative, implying big changes just ahead. But to date in our current expansion, they amount to the boy who cried “Wolf.” Headlines provoke episodic adrenaline rushes, but paying too much attention to headlines can lead to unneeded, even unwarranted portfolio changes. The analogy of waves and tides can provide perspective. Headlines are like waves which ebb and flow on the ocean’s surface, but the real story is the tide beneath the surface. If the tide is rising, the waves will move closer and closer to the shore. If the tide is receding, the waves will also recede.

For the past decade, the state of the economy has been that of a rising tide. To be sure, some waves have given the impression that the tide is receding. But the reality is that the tide has been ever-rising. Daily headline waves may suggest a change in tidal direction, but so far the tide has continued rising.

I believe that one of three events will eventually change the tidal direction of the US economy: excessive private debt, excessive spending in cyclical industries, or rising inflation.

Renowned financial economist Hyman Minsky explained that excessive private debt develops in three phases. In the initial phase, both lenders and borrowers are cautious; debt is only undertaken when cash flows from the debt-financed project are sufficient to pay both the interest on the loan and to repay the principal. More aggressive lenders and borrowers mark the second stage. In this stage, cash flows from the debt-financed project are only sufficient to pay the interest; both lender and borrower count on capital appreciation of the project to repay the loan principal. In the final phase, each party relies on a rise in the value of the debt-financed project to service the debt, as the cash flows from the project aren’t even sufficient to pay the interest on the loan.

The '08 Global Financial Crisis (GFC) presents a recent example of how this plays out. In the years leading up to the GFC, aggressive lenders enabled aggressive borrowers to borrow far beyond their ability to service home loans. They both counted on the continuing rise in home prices to enable the refinancing of the loan. When home prices stopped rising, worried lenders demanded loan repayment. The only way for that to happen was for the borrowers to sell the home. But too often the home could not be sold for more than the value of the loan. The loan was underwater. This caused both lenders and borrowers to panic. More lenders wanted repayment and more borrowers tried to sell their homes. Ultimately this led to a collapse in home prices.

During the current expansion, rising private debt has not been an issue. It is apparent that both borrowers and lenders bear scars from the GFC. Anxious lenders remain reluctant to lend, and traumatized borrowers remain reluctant to borrow.

Annual Report | September 30, 2019	1

Seven Canyons Advisors	Shareholder Letter

September 30, 2019 (Unaudited)

Excessive spending in cyclical industries (e.g. airlines, autos, construction) is often most visible in real estate. The Texas oil bust in the '80s left 200,000 vacant homes in Houston. In turn, this led to bank failures resulting from the overly aggressive lending. Over the years, Miami has experienced a series of condo booms culminating in vacant, partly-completed projects. The GFC left tracts of unfinished housing developments across the country. As noted in the above paragraphs on private debt, excessive spending on cyclical projects depends on overly aggressive lenders who provide the funding for the ill-conceived borrowing. It is likely that residual angst from the GFC is reigning in cyclical-industry spending in the same way that it is subduing private debt.

The lack of inflation in the current business cycle has puzzled observers. Most expansions feature some type of over-investment financed by aggressive lenders, which usually brings rising interest rates and rising inflation. In this cycle, the Federal Reserve (Fed) has tried to get inflation to rise to 2%. Yet inflation has remained stubbornly low. One reason is that both lenders and borrowers remain cautious, as they did for years following the Great Depression. This caution has led to investment levels insufficient to spark inflation, which is not necessarily bad. In fact, the lower level of investment appears adequate to meet the needs of the economy. Employment is at near-record lows, and inflation is contained. Instead of being designed to dampen an overheated economy, the recent rate cuts by the Fed are intended to keep our current expansion going.

Demographics are also playing a role in low inflation. When the population is predominantly young, there is ample demand for many kinds of goods, most notably housing. But when a population ages, spending tends to dry up. Most of the desired goods have already been purchased, and homes are often sold in favor of simpler apartment living. Saving takes the place of spending. Inflation has a hard time igniting in an environment where the demand for goods is weak while the supply of savings is strong. Japan has led the way in demonstrating the tendency of prices to decline as the population ages, and Europe is following the path laid out by Japan. While the median age in the US is not increasing as rapidly as in Japan and Europe, it is shifting in the same direction.

Low inflation and low-interest rates tend to go hand in hand. One reason for this is that a large component of interest rates is the inflation rate. For example, during President Jimmy Carter’s term, interest rates were in double-digit territory driven by an inflation rate of 13%. Our current interest rate is, in part, driven by our low inflation rate. Low rates invoke two different responses. Some respond by borrowing aggressively to invest in projects made viable by the low rates, or they seek to invest in riskier but higher-yielding projects. Others pull in their horns and save more to offset the low rates. If the majority decide to save more, the Fed’s attempt to stimulate the economy via low rates will fail. It will be tantamount to pushing on a string -- lower and lower rates bringing ever more saving instead of being the spark to get the economy moving.

While the three economic causes of recession are benign, non-economic political factors could lead to a market setback, if not a recession. Tariff wars have already slowed economies around the globe. The end of such wars has been promised many times, but, as with Charlie Brown’s elusive kick, Lucy keeps moving the football. Brexit is already affecting European trade and threatens an even more severe impact. Conflict with Iran brings the threat of a hot war. Who knows what the riots in Hong Kong might bring?

2	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Shareholder Letter

September 30, 2019 (Unaudited)

It is not yet time to ride through the streets like Paul Revere shouting: “A recession is coming! A recession is coming!” But sooner or later a recession will come. When that happens, stocks will decline. That doesn’t mean we should abandon ship. I like the analogy of a speedboat versus an ocean liner to describe our approach. Once an ocean liner is moving in one direction, it is a lengthy process to get it moving in another. On the other hand, a speedboat is nimble enough to freely change directions.

We are seeking investments in companies that are “speedboats.” They have the ability to navigate in a way that ocean liners do not. Though they may not have the ability to sidestep a recession, they usually exit a recession in a better competitive position than they entered. They may have been able to make a favorable acquisition. They may have been able to hire some good people who were let go. They may have been able to negotiate favorable terms with stressed suppliers. And so on.

While speedboats don’t want a recession, neither do they fear one.

FUNDS SUMMARY

World Innovators Fund

We deliberately recommitted our research efforts to seeking out the best secular growth companies this quarter. We are about two-thirds of the way through the most comprehensive global secular growth screen we’ve executed since the inception of the Fund. This is not a strategy change but rather our response to recent volatility offering better pricing on fast-growing innovators. On top of that, we think growth companies, as opposed to value, will be the best segment of the market going forward. In fact, we think we’ve seen this movie before in Japanese stocks. Since the Asian financial crisis in 1997, the Japanese economy has been dragged down by excessive levels of debt. Japanese equity investors have been willing to pay a premium to own growth stocks, while ignoring value companies with flatlining sales and profit growth. We think the sequel has begun to play out around the rest of the globe, and we have the fund positioned to benefit. Faster sales growth than peers has always been a key metric used by the World Innovators Fund, because faster growth is a hallmark of innovation and market share gain. The median revenue growth rate of companies we own has consistently been 50% higher than the benchmark’s median. As a result of our global secular growth screen, we are finding new higher-growth companies in which to invest.

DETAILS FOR THE YEAR

For the 2019 fiscal year, which ended on September 30th, the World Innovators Fund declined by 7.13% for the Institutional Class shares, compared to a 0.48% increase in the MSCI All Country World Investable Markets Index.

Meaningful contributors to performance during the fiscal year, (stocks that added or subtracted more than 1% to the return), include two positives and one negative. The biggest positive, adding 135 basis points, was New York Times Co. (NYT). Despite several declarations by Donald J. Trump that the Times is “failing”, and perhaps aided by the free publicity, the company continues to grow digital subscribers at a double-digit pace. Today, recurring subscription revenue is approaching two-thirds of the business, up from about half of total sales five years ago and just a quarter of sales ten years ago. The stock, which was our second largest holding during the period, responded well to the increase in digital subscriptions and increased by 23.8%. Indonesian cellular tower company Sarana Menara Nusantara PT (TOWR IJ) added a positive 127 basis points to performance. It was our sixth biggest holding during the period and the stock increased by 45.7%. TOWR IJ signed a large 10 year contract renewal with top-3 customer Hutchison Whampoa, and also acquired smaller tower company Komet Infra Nusantara PT. Investors rewarded the improved revenue visibility.

Annual Report | September 30, 2019	3

Seven Canyons Advisors	Shareholder Letter

September 30, 2019 (Unaudited)

The one meaningful negative contribution during the past year was Sony Corp (6758 JP). The company has been rationalizing the business for at least five years, selling or closing less profitable lower-margin businesses, and the stock tripled during that time. Profits continued to grow over the last year, but sales growth stalled due to the PlayStation 4 getting late in its lifecycle, and the slowing global economy’s impact on the companies more cyclical businesses. The stock was down 6.1% during the fiscal year, but we sold much of our position during the pullback last December; bad timing, in hindsight, that subtracted 125 basis points from the Fund’s return.

Strategic Income Fund

WASIX aims to invest in companies with both the ability and the willingness to pay a growing stream of dividends. About two years ago, we started to buy international, smaller-cap stocks. They have not only added growth, but also yield compared to what large-cap US stocks are able to offer. The market has yet to reward this move. Not only have international stocks fallen short of US stocks, but small-cap stocks have fallen short of large-cap stocks. That doesn’t make the move wrong, but we believe it does make it early. Even so, we believe that it made sense to buy international stocks such as Polish homebuilder Dom Development, which has been growing at a double-digit rate and paying an 11% yield. We also added TAV Havalimanlari, an airport operator with airports in Turkey, Georgia, Tunisia, Macedonia, Saudi Arabia, and Latvia. TAV has also been growing at double-digits, and pays an almost 9% yield.

DETAILS FOR THE YEAR

Mastercard and Comcast are worth mentioning on the positive side as contributors to the Strategic Income Fund. Comcast was the only stock that contributed 1.0% to our returns. Mastercard fell just short, at .9%. Both of these stocks are typical of the larger cap stocks that drove benchmark returns over the past year. Further, their businesses continued to progress along the expected path. On the unfavorable side, FedEx had a poor year resulting in an almost 1% decline in our returns. They attributed their weak results to softness in global trade. In addition, their acquisition of TNT continues to be “the gift that keeps on NOT giving.” The one bright note for the year is that the underlying results of the companies we own were solid, producing a median dividend growth of 13%. Our companies did much better than our stocks.

I want to thank you again for having the confidence to invest your money alongside ours. While we won’t hit every pitch, we hope to hit enough to make your investment grow over time.

Sincerely,

Sam Stewart

Partner

4	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Shareholder Letter

September 30, 2019 (Unaudited)

DISCLOSURES

This letter is for informational purposes only and does not constitute investment advice or a recommendation of any particular security, strategy, or investment product. The expressed views and opinions presented are for informational purposes only, are based on current market conditions, and are subject to change without notice. Although information and statistics contained herein have been obtained from sources believed to be reliable and are accurate to the best of our knowledge, Seven Canyons Advisors cannot and does not guarantee the accuracy, validity, timeliness, or completeness of such information and statistics made available to you for any particular purpose. Past performance is not indicative of future results.

All investing involves risk. Investments in securities of foreign companies involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability and differences in financial reporting standards and securities market regulation. Investing in small and micro-cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

Annual Report | September 30, 2019	5

Seven Canyons Strategic Income Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2009 through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of fees or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2019)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons Strategic Income Fund - Investor	-2.01%**	3.37%	10.01%	6.44%
MSCI All Country World Index - NR(a)	1.38%	6.65%	8.35%	5.70%
S&P 500 Total Return Index(b)	4.25%	10.84%	13.24%	8.62%
Bloomberg Barclays US Aggregate Bond Index(c)	10.30%	3.38%	3.75%	4.38%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	The Fund commenced operations on February 1, 2006. The Predecessor Fund, Wasatch Strategic Income Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons Strategic Income Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

(a)	Effective January 28, 2019, the fund changed its primary benchmark index from the S&P 500® Index to the MSCI ACWI Index. The adviser believes that the foregoing benchmark index change provides a more appropriate comparison for evaluating the fund’s performance. The MSCI ACWI is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International (MSCI) and is comprised of stocks from 23 developed countries and 24 emerging markets.

6	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio Update

September 30, 2019 (Unaudited)

(b)	The S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

(c)	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is not actively managed and does not reflect any deductions for fees, expenses or taxes.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Investor Class (as reported in the January 28, 2019 Prospectus) are 1.77% and 1.43%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Top Ten Equity Holdings (as a % of Net Assets)*

Mastercard, Inc.	3.77%
Comcast Corp.	3.73%
UnitedHealth Group, Inc.	3.72%
Visa, Inc.	3.65%
Canadian National Railway Co.	3.33%
Cognizant Technology Solutions Corp.	3.20%
Magellan Midstream Partners LP	3.03%
Suncor Energy, Inc.	2.92%
Great Ajax Corp.	2.41%
Ares Capital Corp.	2.37%
Top Ten Holdings	32.13%

Sector Allocation (as a % of Net Assets)*

Financials	25.55%
Information Technology	16.30%
Consumer Discretionary	9.75%
Health Care	8.67%
Industrials	8.53%
Energy	7.45%
Communication Services	5.34%
Consumer Staples	5.03%
Real Estate	2.08%
Materials	1.90%
Cash	9.40%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2019	7

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2019 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment

(September 30, 2009 through September 30, 2019)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Investor Class. Due to differing expenses, performance of the Institutional Class will vary. Past performance does not guarantee future results. Returns do not reflect the deduction of fees, sales charges, or taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of September 30, 2019)

	1 Year	5 Year	10 Year	Since Inception*
Seven Canyons World Innovators Fund - Investor	-7.13%	7.33%	11.79%	7.70%
Seven Canyons World Innovators Fund - Institutional	-6.91%**	7.53%	11.90%	7.75%
MSCI All Country World Index IMI(a)	0.48%	6.61%	8.45%	5.68%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (833) 722-6966 or by visiting www.sevencanyonsadvisors.com.

*	Seven Canyons World Innovators Fund – Investor Class has an inception date of December 19, 2000. Seven Canyons World Innovators Fund – Institutional Class has an inception date of February 1, 2016. Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses. The Predecessor Fund, Wasatch World Innovators Fund, managed by Wasatch Advisors, Inc., was reorganized into the Seven Canyons World Innovators Fund on September 10, 2018. Seven Canyons Advisors, LLC has been the Fund’s investment adviser since September 10, 2018. Fund performance prior to September 10, 2018 is reflective of the past performance of the Predecessor Fund.

8	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio Update

September 30, 2019 (Unaudited)

**	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.
(a)	The MSCI ACWI (All Country World Index) IMI (Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Investor Class and Institutional Class shares (as reported in the January 28, 2019 Prospectus) are 1.95% and 1.75% and 1.95% and 1.55%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2020.

Top Ten Equity Holdings (as a % of Net Assets)*

Avon Rubber PLC	3.98%
Pets at Home Group PLC	3.04%
ZOZO, Inc.	2.93%
Japan Animal Referral Medical Center Co., Ltd.	2.80%
MNF Group, Ltd.	2.62%
Ypsomed Holding AG	2.30%
PCA Corp.	2.09%
Gamma Communications PLC	2.08%
Ion Beam Applications	2.04%
Borussia Dortmund GmbH & Co. KGaA	1.96%
Top Ten Holdings	25.84%

Sector Allocation (as a % of Net Assets)*

Health Care	21.93%
Information Technology	17.46%
Communication Services	13.90%
Consumer Discretionary	11.57%
Industrials	5.83%
Consumer Staples	5.39%
Financials	0.92%
Cash	23.00%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2019	9

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

Example. As a shareholder of the Seven Canyons Strategic Income Fund or Seven Canyons World Innovators Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2019 and held through September 30, 2019.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2019 – September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Disclosure of Fund Expenses

September 30, 2019 (Unaudited)

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expense Ratio(a)	Expenses Paid During Period April 1, 2019 - September 30, 2019(b)
Seven Canyons Strategic
Income Fund
Investor Class
Actual	$1,000.00	$1,027.30	0.95%	$4.83
Hypothetical (5% return before expenses)	$1,000.00	$1,020.31	0.95%	$4.81

Seven Canyons World
Innovators Fund
Investor Class
Actual	$1,000.00	$992.50	1.75%	$8.74
Hypothetical (5% return before expenses)	$1,000.00	$1,016.29	1.75%	$8.85

Institutional Class
Actual	$1,000.00	$993.20	1.55%	$7.74
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	1.55%	$7.84

(a)	Each Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)	Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2019	11

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (89.71%)
Air Freight & Logistics (1.69%)
FedEx Corp.	4,000	$582,280

Airport Services (1.82%)
Grupo Aeroportuario del Pacifico SAB de CV, Class B	31,900	307,878
TAV Havalimanlari Holding AS	76,000	317,620
Total Airport Services		625,498

Apparel Retail (0.96%)
Ross Stores, Inc.	3,000	329,550

Asset Management & Custody Banks (8.33%)
Apollo Investment Corp.	17,829	286,869
Ares Capital Corp.	43,728	814,871
Burford Capital, Ltd.	16,000	162,103
Fondul Proprietatea SA, GDR(a)	19,000	256,500
FS KKR Capital Corp.	44,000	256,520
Solar Capital, Ltd.	34,105	704,268
Solar Senior Capital, Ltd.	21,911	389,140
Total Asset Management & Custody Banks		2,870,271

Auto Parts & Equipment (1.38%)
Aptiv PLC	3,500	305,970
Selamat Sempurna Tbk PT	1,708,900	170,348
Total Auto Parts & Equipment		476,318

Automotive Retail (0.73%)
Combined Motor Holdings, Ltd.	205,689	252,612

Broadcasting (0.00%)(b)
Fox Corp., Class B	33	1,041

Cable & Satellite (3.73%)
Comcast Corp., Class A	28,500	1,284,780

Coal & Consumable Fuels (0.50%)
NAC Kazatomprom JSC, GDR(a)	13,000	171,600

Construction Materials (1.03%)
Tecnoglass, Inc.	43,429	353,078

See Notes to Financial Statements.

12	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Consumer Finance (2.43%)
SLM Corp.	35,000	$308,875
Transaction Capital, Ltd.	195,000	285,193
Unifin Financiera SAB de CV SOFOM ENR	133,000	243,705
Total Consumer Finance		837,773

Data Processing & Outsourced Services (7.42%)
Mastercard, Inc., Class A	4,785	1,299,462
Visa, Inc.	7,300	1,255,673
Total Data Processing & Outsourced Services		2,555,135

Department Stores (0.49%)
Mitra Adiperkasa Tbk PT	2,332,000	169,212

Diversified Banks (6.30%)
Bank Rakyat Indonesia Persero Tbk PT	1,020,000	296,048
Grupo Financiero Galicia SA, ADR	13,000	169,000
Halyk Savings Bank of Kazakhstan JSC, GDR(a)	16,251	197,450
HDFC Bank, Ltd., ADR	6,000	342,300
Sberbank of Russia PJSC, Sponsored ADR	22,000	311,850
Secure Trust Bank PLC	20,039	311,681
Security Bank Corp.	80,000	304,071
TBC Bank Group PLC	15,619	237,364
Total Diversified Banks		2,169,764

Diversified REITs (2.28%)
Star Asia Capital Corp.(c)(d)(e)(f)(g)	355,714	786,128

Diversified Support Services (0.91%)
Clipper Logistics PLC	120,000	314,271

Drug Retail (1.35%)
Walgreens Boots Alliance, Inc.	8,400	464,604

Financial Exchanges & Data (1.00%)
MSCI, Inc.	91	19,815
OTC Markets Group, Inc., Class A	9,000	326,250
Total Financial Exchanges & Data		346,065

Health Care Services (2.16%)
CVS Health Corp.	8,900	561,323

See Notes to Financial Statements.

Annual Report | September 30, 2019	13

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Health Care Services (continued)
Integrated Diagnostics Holdings PLC(a)(d)	39,681	$182,533
Total Health Care Services		743,856

Home Improvement Retail (2.16%)
Home Depot, Inc.	3,200	742,464

Homebuilding (0.87%)
Dom Development SA	14,591	301,273

Hypermarkets & Super Centers (0.76%)
Metro Retail Stores Group, Inc.	5,700,000	260,641

Industrial Gases (0.88%)
Taiyo Nippon Sanso Corp.	15,000	302,844

Industrial Machinery (0.77%)
Snap-on, Inc.	1,700	266,118

Integrated Oil & Gas (2.92%)
Suncor Energy, Inc.	31,921	1,006,890

Internet & Direct Marketing Retail (0.57%)
Naspers, Ltd., Class N	1,300	197,000

IT Consulting & Other Services (3.20%)
Cognizant Technology Solutions Corp., Class A	18,300	1,102,850

Leisure Products (0.85%)
Photo-Me International PLC	248,000	293,645

Managed Health Care (3.72%)
UnitedHealth Group, Inc.	5,900	1,282,188

Mortgage REITs (5.21%)
Great Ajax Corp.	53,600	830,800
Starwood Property Trust, Inc.	25,700	622,454
Tremont Mortgage Trust	70,000	341,600
Total Mortgage REITs		1,794,854

Oil & Gas Storage & Transportation (4.02%)
Golar LNG Partners LP	35,600	341,048

See Notes to Financial Statements.

14	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Oil & Gas Storage & Transportation (continued)
Magellan Midstream Partners LP	15,771	$1,045,144
Total Oil & Gas Storage & Transportation		1,386,192

Packaged Foods & Meats (0.91%)
Grupo Herdez SAB de CV	147,000	312,116

Personal Products (2.02%)
Chlitina Holding, Ltd.	46,000	314,332
Herbalife Nutrition, Ltd.(h)	5,800	219,588
TCI Co., Ltd.	16,085	162,019
Total Personal Products		695,939

Pharmaceuticals (1.90%)
CSPC Pharmaceutical Group, Ltd.	160,000	321,319
Hypera SA	41,000	331,556
Total Pharmaceuticals		652,875

Publishing (1.01%)
Future PLC	23,000	346,707

Railroads (3.33%)
Canadian National Railway Co.	12,767	1,146,366

Restaurants (0.81%)
La Kaffa International Co., Ltd.	58,000	279,489

Retail REITs (2.08%)
Simon Property Group, Inc.	4,600	715,990

Semiconductor Equipment (1.81%)
BE Semiconductor Industries NV	13,855	433,861
Micro-Mechanics Holdings, Ltd.	155,000	189,523
Total Semiconductor Equipment		623,384

Semiconductors (3.87%)
Microchip Technology, Inc.	7,428	690,136
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	13,815	642,121
Total Semiconductors		1,332,257

Specialty Stores (0.92%)
Tractor Supply Co.	3,500	316,540

See Notes to Financial Statements.

Annual Report | September 30, 2019	15

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Trading Companies & Distributors (0.01%)
Triton International, Ltd.	100	$3,384

Wireless Telecommunication Services (0.60%)
Safaricom PLC	782,800	207,289

TOTAL COMMON STOCKS
(Cost $26,921,664)		30,903,131

EXCHANGE TRADED FUNDS (0.89%)
Invesco Dynamic Pharmaceuticals ETF	5,400	305,964

TOTAL EXCHANGE TRADED FUNDS
(Cost $353,644)		305,964

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (9.28%)

State Street Institutional US Government Money Market Fund	1.799%	3,195,787	3,195,787
			3,195,787
TOTAL SHORT TERM INVESTMENT
(Cost $3,195,787)			3,195,787

TOTAL INVESTMENTS (99.88%)
(Cost $30,471,095)			$34,404,882

OTHER ASSETS IN EXCESS OF LIABILITIES (0.12%)			41,788

NET ASSETS (100.00%)			$34,446,670

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2019, the market value of those securities was $808,083 representing 2.35% of net assets.

(b)	Less than .005%.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

See Notes to Financial Statements.

16	www.sevencanyonsadvisors.com

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019 the market value of securities restricted under Rule 144A in the aggregate was $968,661, representing 2.81% of net assets.
(e)	Security deemed to be restricted as of September 30, 2019. As of September 30, 2019, the market value of restricted securities in the aggregate was $786,128, representing 2.28% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2 and 8.
(f)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.
(g)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2019, the market value of illiquid securities in the aggregate was $786,128, representing 2.28% of the Fund’s net assets.
(h)	Non-income producing security.

See Notes to Financial Statements.

Annual Report | September 30, 2019	17

Seven Canyons Strategic Income Fund	Portfolio of Investments

September 30, 2019

At September 30, 2019, Seven Canyons Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Argentina	0.5
Bermuda	0.0(a)
Brazil	1.1
Canada	6.9
China	2.0
Colombia	1.1
Egypt	0.6
Georgia	0.8
Great Britain	5.2
India	1.1
Indonesia	2.0
Ireland	1.0
Japan	1.0
Kazakhstan	1.2
Kenya	0.7
Mexico	2.8
Netherlands	1.4
Philippines	1.8
Poland	1.0
Romania	0.8
Russia	1.0
Singapore	0.6
South Africa	2.4
Taiwan	3.5
Turkey	1.0
United States	58.5
100.0

(a)	Less than .005%.

See Notes to Financial Statements.

18	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
COMMON STOCKS (76.86%)
Aerospace & Defense (3.98%)
Avon Rubber PLC	230,000	$4,700,053

Alternative Carriers (5.93%)
Gamma Communications PLC	180,710	2,455,208
MNF Group, Ltd.	864,355	3,092,004
NFON AG(a)(b)	100,000	1,070,880
V-Cube, Inc.(b)	100,000	381,040
Total Alternative Carriers		6,999,132

Apparel, Accessories & Luxury Goods (0.69%)
Mavi Giyim Sanayi Ve Ticaret AS(b)(c)(d)	100,000	817,071

Application Software (9.92%)
Atled Corp.	40,000	584,509
Bigtincan Holdings, Ltd.(b)	3,054,934	1,174,126
eGain Corp.(b)	268,310	2,147,821
Elmo Software, Ltd.(b)	91,385	388,586
LoopUp Group PLC(b)	510,000	351,158
Miroku Jyoho Service Co., Ltd.	40,500	1,104,222
PCA Corp.	69,000	2,466,451
Quartix Holdings PLC(a)	400,000	1,647,588
Silverlake Axis, Ltd.	3,450,000	1,148,211
Tracsis PLC	80,000	590,181
Whispir, Ltd.(b)	100,000	108,667
Total Application Software		11,711,520

Biotechnology (1.59%)
Abcam PLC	100,000	1,407,827
Bioventix PLC	10,000	460,464
Medy-Tox, Inc.	10	3,011
Total Biotechnology		1,871,302

Data Processing & Outsourced Services (1.41%)
My EG Services Bhd	2,542,700	850,198
Pagseguro Digital, Ltd., Class A(b)	17,500	810,425
Total Data Processing & Outsourced Services		1,660,623

Distillers & Vintners (1.70%)
Becle SAB de CV	500,000	735,026
Radico Khaitan, Ltd.	285,437	1,268,720
Total Distillers & Vintners		2,003,746

See Notes to Financial Statements.

Annual Report | September 30, 2019	19

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Electrical Components & Equipment (0.98%)
FineTek Co., Ltd.	78,750	$211,188
Vitzrocell Co., Ltd.(b)	109,107	948,638
Total Electrical Components & Equipment		1,159,826

Electronic Equipment & Instruments (3.75%)
Catapult Group International, Ltd.(b)	2,033,605	2,003,971
Coda Octopus Group, Inc.(b)	73,284	601,662
Eroad, Ltd.(a)(b)	675,000	1,255,377
GL Sciences, Inc.(a)	45,000	567,676
Total Electronic Equipment & Instruments		4,428,686

Food Retail (0.52%)
Naked Wines PLC	200,000	612,313

Health Care Equipment (4.85%)
DiaSorin SpA	18,000	2,093,366
Ion Beam Applications(b)	140,000	2,407,926
Mizuho Medy Co., Ltd.	49,400	1,098,793
Surgical Innovations Group PLC(b)	5,400,000	126,151
Total Health Care Equipment		5,726,236

Health Care Facilities (5.44%)
Japan Animal Referral Medical Center Co., Ltd.(b)(e)	150,000	3,303,121
M1 Kliniken AG	50,000	675,771
Medikaloka Hermina Tbk PT(a)(d)	6,054,000	1,488,444
Mitra Keluarga Karyasehat Tbk PT(d)	5,000,000	954,562
Total Health Care Facilities		6,421,898

Health Care Services (1.14%)
Integrated Diagnostics Holdings PLC(c)(d)	291,891	1,342,699

Health Care Supplies (2.81%)
Eiken Chemical Co., Ltd.	40,000	604,115
Ypsomed Holding AG	21,000	2,710,085
Total Health Care Supplies		3,314,200

Health Care Technology (0.46%)
MedPeer, Inc.(b)	50,000	538,728

Human Resource & Employment Services (0.45%)
Upwork, Inc.(b)	40,000	532,200

See Notes to Financial Statements.

20	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Industrial Machinery (0.41%)
Confidence Petroleum India, Ltd.	1,158,906	$488,132

Integrated Telecommunication Services (1.61%)
Sarana Menara Nusantara Tbk PT	41,250,000	1,903,399

Interactive Home Entertainment (0.53%)
Take-Two Interactive Software, Inc.(b)	5,000	626,700

Internet & Direct Marketing Retail (3.61%)
Sportamore AB(a)(b)	134,755	807,650
ZOZO, Inc.	150,000	3,457,110
Total Internet & Direct Marketing Retail		4,264,760

Investment Banking & Brokerage (0.78%)
JDC Group AG(a)(b)	140,000	918,613

IT Consulting & Other Services (1.84%)
Easyvista SA(b)	6,321	447,825
TechMatrix Corp.	80,000	1,720,231
Total IT Consulting & Other Services		2,168,056

Leisure Facilities (0.00%)(f)
Goals Soccer Centres PLC(a)(b)(g)(h)(i)	1,492,500	0

Leisure Products (2.69%)
Bandai Namco Holdings, Inc.	32,000	1,991,769
Photo-Me International PLC	1,000,000	1,184,050
Total Leisure Products		3,175,819

Life Sciences Tools & Services (3.21%)
Horizon Discovery Group PLC(b)	1,009,829	1,939,424
Syngene International, Ltd.(c)(d)	204,150	893,154
Tecan Group AG	4,000	955,463
Total Life Sciences Tools & Services		3,788,041

Movies & Entertainment (4.16%)
AFC Ajax NV(b)	85,878	1,741,017
Borussia Dortmund GmbH & Co. KGaA	230,000	2,313,863
OL Groupe SA(a)(b)	240,000	850,164
Total Movies & Entertainment		4,905,044

See Notes to Financial Statements.

Annual Report | September 30, 2019	21

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2019

	Shares	Value (Note 2)
Packaged Foods & Meats (0.58%)
Orion Corp./Republic of Korea	8,350	$686,904

Personal Products (1.07%)
Chlitina Holding, Ltd.	185,000	1,264,162

Pharmaceuticals (2.44%)
Benchmark Holdings PLC(b)	500,000	292,016
Genomma Lab Internacional SAB de CV(b)	725,000	699,871
JW Life Science Corp.	66,000	1,172,512
Ouro Fino Saude Animal Participacoes SA	77,000	712,560
Total Pharmaceuticals		2,876,959

Publishing (0.97%)
New York Times Co.	40,000	1,139,200

Restaurants (1.54%)
La Kaffa International Co., Ltd.	186,000	896,292
Silver Life Co., Ltd.(b)	38,000	917,623
Total Restaurants		1,813,915

Semiconductors (0.54%)
M31 Technology Corp.	60,000	632,403

Soft Drinks (1.52%)
Fevertree Drinks PLC	60,110	1,790,787

Specialty Stores (3.04%)
Pets at Home Group PLC	1,400,000	3,583,873

Wireless Telecommunication Services (0.70%)
Safaricom PLC	3,135,000	830,164

TOTAL COMMON STOCKS
(Cost $84,061,345)		90,697,164

LIMITED PARTNERSHIP INTEREST (0.14%)
Greenspring Global Partners II LP(a)(h)	1	161,422

TOTAL LIMITED PARTNERSHIP INTEREST
(Cost $185,658)		161,422

See Notes to Financial Statements.

22	www.sevencanyonsadvisors.com

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2019

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (19.93%)

State Street Institutional US Government Money Market Fund	1.799%	23,522,974	23,522,974
			23,522,974
TOTAL SHORT TERM INVESTMENT
(Cost $23,522,974)			23,522,974

TOTAL INVESTMENTS (96.93%)
(Cost $107,769,977)			$114,381,560

OTHER ASSETS IN EXCESS OF LIABILITIES (3.07%)			3,620,341

NET ASSETS (100.00%)			$118,001,901

(a)	Security deemed to be illiquid under the procedures approved by the Fund’s Board of Trustees. As of September 30, 2019, the market value of illiquid securities in the aggregate was $8,767,814, representing 7.43% of the Fund’s net assets.

(b)	Non-income producing security.

(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019 the market value of securities restricted under Rule 144A in the aggregate was $3,052,924, representing 2.59% of net assets.

(d)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of September 30, 2019, the market value of those securities was $5,495,930 representing 4.66% of net assets.

(e)	Affiliated Company. See Note 9 in Notes to Financial Statements.

(f)	Less than .005%.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. Additional information on Level 3 assets can be found in Note 2. Significant Accounting Policies in the Notes to Financial Statements section.

(h)	Security deemed to be restricted as of September 30, 2019. As of September 30, 2019, the market value of restricted securities in the aggregate was $161,422, representing 0.14% of the Fund’s net assets. Additional information on restricted securities can be found in Note 2 and 8.

(i)	Fair valued security under the procedures approved by the Fund’s Board of Trustees.

See Notes to Financial Statements.

Annual Report | September 30, 2019	23

Seven Canyons World Innovators Fund	Portfolio of Investments

September 30, 2019

At September 30, 2019, Seven Canyons World Innovators Fund's investments, excluding short-term investments, were in the following countries:

Country	% of Total Market Value
Australia	7.4
Belgium	2.7
Brazil	1.7
China	1.4
Egypt	1.5
France	1.4
Germany	5.5
Great Britain	23.3
India	2.9
Indonesia	4.8
Italy	2.3
Japan	20.6
Kenya	0.9
Malaysia	0.9
Mexico	1.6
Netherlands	1.9
New Zealand	1.4
Singapore	1.3
South Korea	3.1
Sweden	0.9
Switzerland	4.0
Taiwan	1.9
Turkey	0.9
United States	5.7
100.0

See Notes to Financial Statements.

24	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2019

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
ASSETS:
Investments, at value (Cost $30,471,095 and $104,200,311)	$34,404,882	$111,078,439
Investments in affiliates, at value (Cost $– and $3,569,666)	–	3,303,121
Foreign currency, at value (Cost 97,841 and 2,746,595, respectively)	97,850	2,724,006
Receivable for investments sold	35,930	1,515,110
Receivable for shares sold	30,186	203,201
Dividends and interest receivable	104,027	179,829
Other assets	11,515	19,840
Total Assets	34,684,390	119,023,546

LIABILITIES:
Distributions payable	3,751	–
Payable to custodian	17,826	–
Payable for administration and transfer agency fees	22,201	70,151
Payable for investments purchased	142,300	714,779
Payable for shares redeemed	14,845	63,254
Payable to adviser	757	115,848
Payable for printing	2,155	7,981
Payable for professional fees	21,248	24,433
Payable for trustees' fees and expenses	802	2,846
Payable to Chief Compliance Officer fees	1,465	5,202
Accrued expenses and other liabilities	10,370	17,151
Total Liabilities	237,720	1,021,645
NET ASSETS	$34,446,670	$118,001,901

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$31,038,414	$112,158,245
Total distributable earnings	3,408,256	5,843,656
NET ASSETS	$34,446,670	$118,001,901

See Notes to Financial Statements.

Annual Report | September 30, 2019	25

Seven Canyons Advisors	Statements of Assets and Liabilities

September 30, 2019

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$12.05	$15.97
Net Assets	$34,446,670	$111,448,742
Shares of beneficial interest outstanding	2,859,056	6,977,527
Institutional Class:
Net Asset Value, offering and redemption price per share	N/A	$16.18
Net Assets	N/A	$6,553,159
Shares of beneficial interest outstanding	N/A	404,957

See Notes to Financial Statements.

26	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2019

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND
INVESTMENT INCOME:
Dividends from unaffiliated issuers	$1,398,842	$2,008,265
Foreign taxes withheld	(52,561)	(114,662)
Total Investment Income	1,346,281	1,893,603

EXPENSES:
Investment advisory fees (Note 6)	248,218	1,962,910
Administration fees	49,131	165,688
Custody fees	42,531	63,560
Legal fees	2,889	10,167
Audit and tax fees	21,579	21,579
Transfer agent fees	59,224	199,958
Trustees fees and expenses	3,427	12,599
Registration and filing fees	16,722	36,108
Printing fees	3,038	12,215
Chief Compliance Officer fees	8,595	31,405
Insurance fees	1,122	4,224
Other expenses	9,359	19,010
Total Expenses	465,835	2,539,423
Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	(129,098)	(239,226)
Institutional Class	–	(25,386)
Total fees waived/reimbursed by investment adviser (Note 6)	(129,098)	(264,612)
Net Expenses	336,737	2,274,811
NET INVESTMENT INCOME/(LOSS)	1,009,544	(381,208)
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain/(loss) on:
Affiliated Investments	–	(1,227,457)
Unaffiliated Investments	1,000,599	4,388,639
Foreign currency transactions	(22,491)	(232,095)
Net realized gain	978,108	2,929,087
Change in unrealized appreciation/(depreciation) on:
Unaffiliated Investments	(2,948,749)	(15,162,337)
Affiliated Investments	–	236,229
Translation of asset and liabilities denominated in foreign currency	(926)	(23,031)
Net change	(2,949,675)	(14,949,139)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(1,971,567)	(12,020,052)

See Notes to Financial Statements.

Annual Report | September 30, 2019	27

Seven Canyons Advisors	Statements of Operations

For the Year Ended September 30, 2019

	SEVEN CANYONS STRATEGIC INCOME FUND	SEVEN CANYONS WORLD INNOVATORS FUND

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(962,023)	$(12,401,260)

See Notes to Financial Statements.

28	www.sevencanyonsadvisors.com

Seven Canyons
Strategic Income Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018 (a)
OPERATIONS:
Net investment income	$1,009,544	$862,493
Net realized gain on investments	978,108	4,715,250
Net change in unrealized depreciation on investments	(2,949,675)	(318,885)
Net increase/(decrease) in net assets resulting from operations	(962,023)	5,258,858

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(1,187,763)	(1,098,927)
Total distributions	(1,187,763)	(1,098,927)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	1,901,387	16,148,550
Dividends reinvested	1,162,426	1,082,568
Shares redeemed	(6,085,645)	(26,818,552)
Redemption fees	394	695
Net decrease from beneficial share transactions	(3,021,438)	(9,586,739)

Net decrease in net assets	(5,171,224)	(5,426,808)

NET ASSETS:
Beginning of year	39,617,894	45,044,702
End of year	$34,446,670	$39,617,894

(a)	Effective September 10, 2018, the Seven Canyons Strategic Income Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

See Notes to Financial Statements.

Annual Report | September 30, 2019	29

Seven Canyons
World Innovators Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018 (a)
OPERATIONS:
Net investment loss	$(381,208)	$(1,317,710)
Net realized gain on investments	2,929,087	40,070,906
Net change in unrealized depreciation on investments	(14,949,139)	(13,956,881)
Net increase/(decrease) in net assets resulting from operations	(12,401,260)	24,796,315

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(29,476,916)	(27,785,763)
Institutional Class	(1,390,437)	(635,561)
Total distributions	(30,867,353)	(28,421,324)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	7,718,872	41,810,867
Dividends reinvested	28,546,551	27,070,171
Shares redeemed	(36,860,332)	(102,936,752)
Redemption fees	1,345	12,022
Net decrease from beneficial share transactions	(593,564)	(34,043,692)
Institutional Class
Shares sold	3,141,721	4,386,142
Dividends reinvested	1,301,695	621,806
Shares redeemed	(3,927,591)	(848,095)
Redemption fees	547	–
Net increase from beneficial share transactions	516,372	4,159,853

Net decrease in net assets	(43,345,805)	(33,508,848)

NET ASSETS:
Beginning of year	161,347,706	194,856,554
End of year	$118,001,901	$161,347,706

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.

See Notes to Financial Statements.

30	www.sevencanyonsadvisors.com

Page Intentionally Left Blank

Seven Canyons
Strategic Income Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net investment income
From net realized gains on investments
Tax return of capital
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(e)

See Notes to Financial Statements.

32	www.sevencanyonsadvisors.com

Seven Canyons
Strategic Income Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
$12.74	$11.78	$10.62	$10.49	$12.63

0.34	0.21	0.16	0.26	0.30
(0.62)	1.04	1.12	0.49	(1.38)
(0.28)	1.25	1.28	0.75	(1.08)

(0.41)	(0.29)	(0.12)	(0.23)	(0.44)
–	–	–	(0.35)	(0.62)
–	–	–	(0.04)	–
(0.41)	(0.29)	(0.12)	(0.62)	(1.06)
0.00 (c)	0.00 (c)	–	–	–
(0.69)	0.96	1.16	0.13	(2.14)
$12.05	$12.74	$11.78	$10.62	$10.49

(2.09% )	10.71%	12.09%	7.38%	(9.54%)

$34,447	$39,618	$45,045	$55,112	$88,661

1.31%	1.08%	1.10%	1.04%	0.95%
0.95%	0.95%	0.95%	0.95%	0.95%
2.85%	1.71%	1.12%	2.50%	2.51%

50%	72%	34%	45%	78%

(a)	Effective September 10, 2018, the Seven Canyons Strategic Income Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

Annual Report | September 30, 2019	33

Seven Canyons
Strategic Income Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34	www.sevencanyonsadvisors.com

Page Intentionally Left Blank

Seven Canyons
World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(e)

See Notes to Financial Statements.

36	www.sevencanyonsadvisors.com

Seven Canyons
World Innovators Fund – Investor Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2019	For the Year Ended September 30, 2018(a)	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
$22.59	$22.75	$19.32	$20.17	$22.62

(0.05)	(0.14)	(0.13)	(0.12)	(0.21)
(2.04)	3.30	4.26	1.90	0.30
(2.09)	3.16	4.13	1.78	0.09

(4.53)	(3.32)	(0.70)	(2.63)	(2.54)
(4.53)	(3.32)	(0.70)	(2.63)	(2.54)
0.00 (c)	0.00 (c)	–	–	–
(6.62)	(0.16)	3.43	(0.85)	(2.45)
$15.97	$22.59	$22.75	$19.32	$20.17

(7.13%)	14.77%	22.23%	8.97%	0.32%

$111,449	$153,187	$191,021	$193,826	$186,272

1.94%	1.82%	1.83%	1.78%	1.76%
1.75%	1.81%	1.83%	1.78%	1.76%
(0.30%)	(0.65%)	(0.57%)	(0.66%)	(0.76%)

136%	159%	91%	112%	100%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	37

Seven Canyons
World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

NET ASSET VALUE, BEGINNING OF PERIOD

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)
Net realized and unrealized gain/(loss) on investments
Total from investment operations

LESS DISTRIBUTIONS:
From net realized gains on investments
Total Distributions
REDEMPTION FEES
NET INCREASE/(DECREASE) IN NET ASSET VALUE
NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(d)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver
Operating expenses including reimbursement/waiver
Net investment income/(loss) including reimbursement/waiver

PORTFOLIO TURNOVER RATE(f)

See Notes to Financial Statements.

38	www.sevencanyonsadvisors.com

Seven Canyons
World Innovators Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Years Presented

For the Year Ended September 30, 2019	For the Year Ended September 30, 2018 (a)	For the Year Ended September 30, 2017	For the Period Ended September 30, 2016
$22.78	$22.87	$19.36	$17.54

(0.02)	(0.05)	(0.09)	0.00	(c)
(2.05)	3.28	4.30	1.82
(2.07)	3.23	4.21	1.82

(4.53)	(3.32)	(0.70)	–
(4.53)	(3.32)	(0.70)	–
0.00 (c)	–	–	–
(6.60)	(0.09)	3.51	1.82
$16.18	$22.78	$22.87	$19.36

(6.96%)	15.03%	22.55%	10.38%

$6,553	$8,160	$3,836	$5,977

1.94%	2.05%	2.22%	3.69	%(e)
1.55%	1.55%	1.55%	1.55	%(e)
(0.10%)	(0.23%)	(0.29%)	0.01	%(e)

136%	159%	91%	112%

(a)	Effective September 10, 2018, the Seven Canyons World Innovators Fund merged into the ALPS Series Trust. The Fund was previously advised by Wasatch Advisors, Inc., and was recognized as the Wasatch Strategic Income Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2019	39

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Seven Canyons Strategic Income Fund (the “Strategic Income Fund”) and Seven Canyons World Innovators Fund (the “World Innovators Fund”)(each individually a “Fund” or collectively “Funds”). The Strategic Income Fund’s primary investment objective is to capture current income and World Innovators Fund’s primary investment objective is long-term growth of capital. The Funds are each classified as diversified under the 1940 Act. The Strategic Income Fund currently offers Investor Class shares and the World Innovators Fund currently offers Investor Class and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The Seven Canyons Strategic Income Fund is the successor in interest to the Wasatch Strategic Income Fund (the “Predecessor Income Fund”), and was included as a series of another investment company, Wasatch Funds Trust (“Predecessor Trust”), and that was advised by Wasatch Advisors, Inc. On August 30, 2018, the shareholders of the Predecessor Income Fund approved the reorganization of the Investor Class Shares of the Predecessor Income Fund with and into the Investor Class Shares of the Seven Canyons Strategic Income Fund, and effective as of the close of business on September 7, 2018, the assets and liabilities of the Predecessor Income Fund were transferred to the Trust in exchange for shares in the Seven Canyons Strategic Income Fund. Costs incurred by the Seven Canyons Strategic Income Fund in connection with the reorganization were paid by Seven Canyons Advisors, LLC (the “Adviser”). The prior fiscal year end of the Predecessor Income Fund was September 30, 2017. Operations prior to September 10, 2018 were for the Predecessor Income Fund. The reorganization was accomplished by a tax-free exchange of 3,135,552 shares of the Predecessor Income Fund’s shares, valued at $39,522,919 for the exact same shares and value of the Seven Canyons Strategic Income Fund’s shares. For financial reporting purposes, assets received and shares issued by the Seven Canyons Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Income Fund was carried forward to align ongoing reporting of the Seven Canyons Strategic Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Predecessor Income Fund were $39,522,919, including $6,277,490 of net unrealized appreciation, $104,284 of undistributed (accumulated) net investment income, and $1,242,774 of undistributed (accumulated) net realized loss.

The Seven Canyons World Innovators Fund is the successor in interest to the Wasatch World Innovators Fund (the “Predecessor Innovators Fund”), and was included as a series of another investment company, Wasatch Funds Trust (“Predecessor Trust”), and that was advised by Wasatch Advisors, Inc. On August 30, 2018, the shareholders of the Predecessor Innovators Fund approved the reorganization of the Investor Class Shares and Institutional Class Shares of the Predecessor Innovators Fund with and into the Investor Class Shares and Institutional Class Shares of the Seven Canyons World Innovators Fund, and effective as of the close of business on September 7, 2018, the assets and liabilities of the Predecessor Innovators Fund were transferred to the Trust in exchange for shares in the Seven Canyons World Innovators Fund. Costs incurred by the Seven Canyons World Innovators Fund in connection with the reorganization were paid by the Adviser. The prior fiscal year end of the Predecessor Innovators Fund was September 30, 2017. Operations prior to September 10, 2018 were for the Predecessor Innovators Fund. The reorganization was accomplished by a tax-free exchange of 7,210,951 shares of the Predecessor Innovators Fund’s shares, valued at $159,106,188 for the exact same shares and value of the Seven Canyons World Innovators Fund’s shares. For financial reporting purposes, assets received and shares issued by the Seven Canyons World Innovators Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Innovators Fund was carried forward to align ongoing reporting of the Seven Canyons World Innovators Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Predecessor Innovators Fund were $159,106,188, including $18,117,450 of net unrealized appreciation, $1,708,046 of undistributed (accumulated) net investment loss, and $28,540,462 of undistributed (accumulated) net realized gain.

40	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

The reorganizations did not result in any material changes to either of the existing Fund’s investment objectives or principal investment strategies or fundamental investment restrictions. However, upon completion of the reorganization, Seven Canyons Advisors, LLC, a registered investment advisor recently created by members of the Stewart family, will serve as the new Advisor to the Funds. Mr. Samuel Stewart, the founder of Wasatch Advisors, Inc. and the portfolio manager of the Wasatch Strategic Income Fund and co-portfolio manager of the Wasatch World Innovators Fund along with his son, Mr. Josh Stewart, co-portfolio manager of the Wasatch World Innovators Funds, have determined to join Seven Canyons Advisors, LLC.

The primary purpose of the reorganization was to move the existing Funds from their existing trust to another multi-series trust. The Funds will have the same investment objective(s) and substantially similar principal investment strategies, managed by the same portfolio manager(s) as the corresponding predecessor Fund; and the contractual expense cap of each Fund would be the same (and lower with respect to the Investor Class shares of the Seven Canyons World Innovators Fund) as the contractual expense limitations of the corresponding classes of the corresponding predecessor Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in preparation of its financial statements.

Annual Report | September 30, 2019	41

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Investment Valuation: Each Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded or at fair value (see description below). Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of valuation time, as provided by an independent pricing service approved by the Board.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2019:

SEVEN CANYONS STRATEGIC INCOME FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Diversified REITs	$–	$–	$786,128	$786,128
Other	30,117,003	–	–	30,117,003
Exchange Traded Funds	305,964	–	–	305,964
Short Term Investment	3,195,787	–	–	3,195,787
Total	$33,618,754	$–	$786,128	$34,404,882

SEVEN CANYONS WORLD INNOVATORS FUND

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Common Stocks	$90,697,164	$–	$–	**	$90,697,164
Limited Partnership Interest(a)	–	–	–		161,422
Short Term Investment	23,522,974	–	–		23,522,974
Total	$114,220,138	$–	$–	**	$114,381,560

*	For a detailed Industry breakdown, see the accompanying Portfolio of Investments.
**	Security valued at zero.
(a)	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Portfolio of Investments.

Annual Report | September 30, 2019	43

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Fund	Fair Value at 9/30/2019	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Seven Canyons World Innovators Fund
Limited Partnership Interest(a)	$161,422	$–	–	–

(a)	The fair value of this limited partnership interest has been estimated using the net asset value of the Fund's Limited Partner Capital Account. This limited partnership interest can never be redeemed. Distributions from the limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnership will be liquidated over the next one to five years. The final purchase commitment was made on March 31, 2017 for Greenspring Global Partners II-B, L.P.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

Seven Canyons Strategic Income Fund	Common Stock	Rights		Total
Balance as of September 30, 2018	$775,456	$50,926		$826,382
Realized Gain/(Loss)	–	–		–
Change in Unrealized Appreciation/(Depreciation)	10,672	(50,926	)*	(40,254)
Purchases	–	–		–
Sales Proceeds	–	–		–
Transfer into Level 3	–	–		–
Transfer out of Level 3	–	–		–
Balance as of September 30, 2019	$786,128	$–		$786,128
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2019	$10,672	$–		$10,672

Seven Canyons World Innovators Fund	Common Stock		Rights		Total
Balance as of September 30, 2018	$–		$65,629		$65,629
Realized Gain/(Loss)	–		–		–
Change in Unrealized Appreciation/(Depreciation)	–		(65,629	)*	(65,629)
Purchases	–		–		–
Sales Proceeds	–		–		–
Transfer into Level 3	–		–		–
Transfer out of Level 3	–	**	–		–
Balance as of September 30, 2019	$–	**	$–		$–
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2019	$(1,148,893)		$–		$(1,148,893)

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

*	Contingent value rights expired during the year and no realized gain/loss was recognized.

**	Security transferred in at zero value

Quantitative information about Level 3 measurements as of September 30, 2019:

Seven Canyons Strategic Income Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$786,128	Net Asset Value less Liquidity Discount	Liquidity Discount	25%

Seven Canyons World Innovators Fund

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input(s)(a)	Value/Range
Common Stock	$-	Estimated Liquidation Value	Estimated Liquidation Value	100%

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows: A change to a multiple may affect the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of the investment. For Liquidity Discount, a decrease in the multiple will result in an increase in fair value of the investment.

Cash & Cash Equivalents: The Funds consider their investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds maintain cash balances, which, at times may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by the FDIC. The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund, including Trustees’ fees and expenses.

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

Annual Report | September 30, 2019	45

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

As of and during the year ended September 30, 2019, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations. The Funds file U.S. federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned using the effective interest method. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible re-evaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service.

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Funds normally pay dividends, if any, quarterly, and distribute capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. The Funds may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2019, were as follows:

	Ordinary Income	Long-Term Capital Gains
Seven Canyons Strategic Income Fund	$1,187,763	$–
Seven Canyons World Innovators Fund	6,037,688	24,829,665

The tax character of distributions paid by the Funds for the fiscal year ended September 30, 2018, were as follows:

	Ordinary Income	Long-Term Capital Gains
Seven Canyons Strategic Income Fund	$1,098,927	$–
Seven Canyons World Innovators Fund	2,887,529	25,533,795

Annual Report | September 30, 2019	47

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Reclassifications: As of September 30, 2019, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Total Distributable Earnings
Seven Canyons Strategic Income Fund	$(520)	$520
Seven Canyons World Innovators Fund	–	–

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital and distributable earnings on investments and foreign currency translations. The reclassifications generally relate to the tax treatment of partnerships. These reclassifications have no impact on the net asset values of the Funds.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2019, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Gross unrealized appreciation (excess of value over tax cost)	$5,356,010	$13,064,304
Gross unrealized depreciation (excess of tax cost over value)	(2,294,841)	(6,996,381)
Net depreciation on foreign currency and derivatives	(580)	(26,563)
Net unrealized appreciation	$3,060,589	$6,041,360
Cost of investments for income tax purposes	$31,343,713	$108,313,637

These temporary differences are primarily attributed to wash sales, PFICs, partnerships, and organizational expenses.

Components of Distributable Earnings: At September 30, 2019, components of distributable earnings were as follows:

	Seven Canyons Strategic Income Fund	Seven Canyons World Innovators Fund
Undistributed ordinary income	$80,463	$–
Accumulated capital gains/(losses)	268,684	(197,704)
Net unrealized appreciation	3,060,589	6,041,360
Other cumulative effect of timing differences	(1,480)	–
Total	$3,408,256	$5,843,656

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

The Fund elects to defer to the period ending September 30, 2020, capital losses recognized during the period November 1, 2018 - September 30, 2019 in the amount of:

Fund	Amount
Seven Canyons World Innovators Fund	$197,704

Capital loss carryovers used during the year ended September 30, 2019 by the Seven Canyons Strategic Income Fund, were $760,478.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the year ended September 30, 2019 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Seven Canyons Strategic Income Fund	$16,826,745	$20,960,725
Seven Canyons World Innovators Fund	144,142,913	189,341,240

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Funds nor any of their creditors have the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 2.00% redemption fee deducted from the redemption amount. For the year ended September 30, 2019, the redemption fees charged by a Fund, if any, are presented in the Statements of Changes in Net Assets.

Annual Report | September 30, 2019	49

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Transactions in common shares were as follows:

	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018
Seven Canyons Strategic Income Fund
Investor Class
Shares sold	159,803	1,342,592
Shares issued in reinvestment of distributions to shareholders	98,278	88,658
Shares redeemed	(509,354)	(2,144,223)
Net decrease in shares outstanding	(251,273)	(712,973)

Seven Canyons World Innovators Fund
Investor Class
Shares sold	466,051	1,881,378
Shares issued in reinvestment of distributions to shareholders	1,978,278	1,271,497
Shares redeemed	(2,248,828)	(4,766,873)
Net increase/(decrease) in shares outstanding	195,501	(1,613,998)
Institutional Class
Shares sold	187,137	200,017
Shares issued in reinvestment of distributions to shareholders	89,157	29,016
Shares redeemed	(229,641)	(38,497)
Net increase in shares outstanding	46,653	190,536

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. As of September 30, 2019, neither Fund had a shareholder or account that exceeded the 25% ownership threshold for disclosure.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Seven Canyons Advisors, LLC (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with each Fund’s investment objective, policies and limitations, and investment guidelines established jointly by the Adviser and the Board.

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Strategic Income Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets, and the World Innovators Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets. The management fees are paid on a monthly basis. The Board may extend the Advisory Agreements for an additional one-year term. The Board and shareholders of the Funds may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ written notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, for the Strategic Income Fund Investor Class shares and World Innovators Fund Investor Class shares and Institutional Class shares, to 0.95%, 1.75% and 1.55%, respectively, of each Fund’s average daily net assets of each class of shares. The Fee Waiver Agreement is in effect through January 31, 2020. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement only to the extent that each Fund's expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the year ended September 30, 2019 are disclosed in the Statements of Operations.

As of September 30, 2019, the balance of recoupable expenses was as follows:

	Expiring in 2021	Expiring in 2022
Seven Canyons Strategic Income Fund	$8,181	$129,098
Seven Canyons World Innovators Fund	24,966	264,612

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to each Fund including, but not limited to, fund accounting and fund administration, and will generally assist in the Funds’ operations. The Funds’ administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by each Fund for the fiscal year ended September 30, 2019 are disclosed in the Statements of Operations. ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Annual Report | September 30, 2019	51

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Compliance Services: ALPS provides services as each Fund’s Chief Compliance Officer to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of each Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares of the Funds are offered on a continuous basis through the Distributor, as agent of the Funds. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Funds’ principal underwriter pursuant to the Distribution Agreement.

7. TRUSTEES

As of September 30, 2019, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $8,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,250 and the Independent Chair receives a quarterly retainer of $2,500. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust. As discussed in Note 6, the Funds pay ALPS an annual fee for compliance services.

8. RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by a fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by pricing services or dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Fund’s Adviser or pursuant to the Fund’s fair value policy, subject to oversight by the Board. The Funds have acquired certain securities, the sale of which is restricted under applicable provisions of the Securities Act of 1933. It is possible that the fair value price may differ significantly from the amount that may ultimately be realized in the near term, and the difference could be material. At September 30, 2019, the Funds held the following restricted securities:

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Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

Fund	Security Type	Acquisition Date	Cost	Fair Value	% of Net Assets
Seven Canyons Strategic Income Fund
Star Asia Capital Corp.	Common Stocks	2/22/07-5/11/15	$572,597	$786,128	2.28%

Seven Canyons World Innovators Fund
Goals Soccer Centres PLC	Common Stocks	9/26/17-4/24/18	$1,687,203	$0	0.00%
Greenspring Global Partners II LP	Limited Partnership Interest	10/10/13-3/31/17	185,658	161,422	0.14%
			$1,872,861	$161,422	0.14%

Restricted securities under Rule 144a, including the aggregate value and percentage of net assets of each Fund, have been identified in the Portfolios of Investments.

9. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Fund conducted transactions during the year ended September 30, 2019 with an “affiliated company” as so defined:

World Innovators Fund

Security Name	Share Balance as of September 30, 2018	Purchases	Sales	Share Balance as of September 30, 2019	Fair Value as of September 30, 2019	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Game Digital PLC*	11,300,000	–	(11,300,000)	–	$–	$–	$639,100	$(1,227,457)
Japan Animal Referral Medical Center Co., Ltd.	130,000	20,000	–	150,000	$3,303,121	$–	$(402,871)	$–
					$3,303,121	$–	$236,229	$(1,227,457)

*	As of September 30, 2019, the security is no longer considered an affiliate as defined by the 1940 Act.

Annual Report | September 30, 2019	53

Seven Canyons Advisors	Notes to Financial Statements

September 30, 2019

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown; as such exposure would involve future claims that may be made against the Trust that have not yet occurred.

11. RECENT ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued ASU 2018-13, which changes the fair value measurement disclosure requirements of FASB ASC Topic 820, Fair Value Measurement. The update to Topic 820 includes new, eliminated, and modified disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods. Early adoption is permitted for any eliminated or modified disclosures. The Funds have elected to early adopt the eliminated and modified disclosures effective with the financial statements prepared as of September 30, 2019.

12. SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Seven Canyons Advisors	Report of Independent Registered Public Accounting Firm

To the Shareholders of Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund and Board of Trustees of ALPS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund (the “Funds”), each a series of ALPS Series Trust, as of September 30, 2019, and the related statements of operations for the year then ended, and the changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2019, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years or periods ended September 30, 2017, and prior, were audited by other auditors whose report dated November 22, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, issuers, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2018.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2019

Annual Report | September 30, 2019	55

Seven Canyons Advisors	Additional Information

September 30, 2019

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-833-722-6966 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov.

3. TAX DESIGNATIONS

Qualified Dividend Income

The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2018 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
Seven Canyons Strategic Income Fund	100.00%
Seven Canyons World Innovators Fund	37.35%

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2018 qualify for the corporate dividends received deduction:

Amount
Seven Canyons Strategic Income Fund	72.58%
Seven Canyons World Innovators Fund	2.84%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Seven Canyons World Innovators Fund designated $24,829,665 as long-term capital gain dividends.

56	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2019 (Unaudited)

FACTS	WHAT DO THE FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number and account transactions

●      Account balances and transaction history

●      Wire transfer instructions

HOW?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons a Fund chooses to share, and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE FUNDS SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates' everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
QUESTIONS?	Call 1-833-7-CANYON (833-722-6966) or go to www.sevencanyonsadvisors.com.

Annual Report | September 30, 2019	57

Seven Canyons Advisors	Privacy Policy

September 30, 2019 (Unaudited)

WHO WE ARE
Who is providing this notice?	Seven Canyons Strategic Income Fund and Seven Canyons World Innovators Fund (the “Funds”)
WHAT WE DO
How do the Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do the Funds collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can't I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes-information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

●     State laws and individual companies may give you additional rights to limit sharing

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● The Funds do not jointly market.

58	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Privacy Policy

September 30, 2019 (Unaudited)

OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.
Vermont Residents	The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

Annual Report | September 30, 2019	59

Seven Canyons Advisors	Trustees and Officers

September 30, 2019 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (4 funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Seven Canyons Advisors, LLC provides investment advisory services, currently none.

60	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children's Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present), RiverNorth Marketplace Lending Corp. (2018 to present) and RiverNorth Managed Duration Municipal Income Fund (2019 to present).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 9 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Seven Canyons Advisors, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2019	61

Seven Canyons Advisors	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston's Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 9 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Seven Canyons Advisors, LLC provides investment advisory services, currently none.

62	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2019 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee	Mr. May was elected Trustee on October 30, 2012. Mr. May was President from October 30, 2012 to May 23, 2019. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May previously served as President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc., working at ALPS from June 1995 until June 2019. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 9 series of the Trust; Seven Canyons Advisors, LLC does not provide investment advisory services for any of these series other than the Funds, and any other investment companies for which Seven Canyons Advisors, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2019	63

Seven Canyons Advisors	Trustees and Officers

September 30, 2019 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Bradley Swenson Birth year: 1972	President	Since May 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015).
Kimberly Storms Birth year: 1972	Treasurer	Since October 2012	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Christopher Moore Birth year: 1984	Secretary	Since May 2019	Mr. Moore has been Vice President and Senior Counsel of ALPS since 2016. Mr. Moore served as an associate at Thompson Hine LLP (2013-2016) and as Corporate Counsel at DSW, Inc. (2012-2013). He also served as a certified public accountant for Ernst & Young (2007-2009) and as an internal auditor for JSJ Inc. in 2007. Mr. Moore serves also as Vice President & Secretary of the Boulder Growth & Income Fund, Secretary of the RiverNorth Opportunities Fund, Inc., and Assistant Secretary of the RiverNorth Funds, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, RiverNorth Managed Duration Municipal Income Fund, Inc., and RiverNorth Opportunistic Municipal Income Fund, Inc.
Erich Rettinger Birth year: 1985	Assistant Treasurer	Since May 2019	Mr. Rettinger joined ALPS in 2007 and is currently Vice President and Fund Controller of ALPS. He has served as Fund Controller, ALPS Fund Services, Inc. (since 2013) and Fund Accounting, ALPS Fund Services, Inc. (2013-2017). Mr. Rettinger is also Assistant Treasurer of the Stone Harbor Investment Funds.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

64	www.sevencanyonsadvisors.com

Seven Canyons Advisors	Trustees and Officers

September 30, 2019 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Anne Berg Birth year: 1973	Assistant Secretary	Since August 2018	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC (2000-2017).
Lucas Foss Birth year: 1977	Chief Compliance Officer	Since January 2018	Mr. Foss rejoined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (2015–2017) and Deputy Chief Compliance Officer at ALPS (2012-2015). Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds; Clough Funds Trust; and 1WS Credit Income Fund.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee's successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-833-722-6966.

Annual Report | September 30, 2019	65

Must be accompanied or preceded by a prospectus.

ALPS Distributors, Inc. is the Distributor of the Funds.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the registrant has designated J. Wayne Hutchens, as the registrant’s “Audit Committee Financial Experts.” Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $134,000 and $174,000, respectively. For the registrant’s fiscal years ended September 30, 2018 and 2019, Cohen & Company, Ltd. served as principal accountant. In 2019, the amount of $134,000 was paid to Cohen & Company, Ltd. and in 2018, the amount of $174,000 was paid to Cohen & Company, Ltd.

(b)	Audit-Related Fees: For the registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s fiscal years ended September 30, 2019 and September 30, 2018, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $37,500 and $38,000, respectively. The fiscal year 2019 and 2018 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation. For the registrant’s fiscal years ended September 30, 2019 and September 30, 2018, Cohen & Company, Ltd. served as principal accountant. In 2019, the amount of $37,500 was paid to Cohen & Company, Ltd. and in 2018, the amount of $38,000 was paid to Cohen & Company, Ltd.

(d)	All Other Fees: For the registrant’s fiscal year ended September 30, 2019, $2,200 of other fees were billed to registrant by the principal accountant, Cohen & Company, Ltd. For the registrant’s fiscal year ended September 30, 2018, $1,800 of other fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $46,500 in fiscal year ended September 30, 2019 and $38,000 in fiscal year ended September 30, 2018. These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item. For the registrant’s fiscal years ended September 30, 2019 and September 30, 2018, Cohen & Company, Ltd. served as principal accountant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.	Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Bradley Swenson
Bradley Swenson
President (Principal Executive Officer)

Date:	December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley Swenson
Bradley Swenson
President (Principal Executive Officer)

Date:	December 6, 2019

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	December 6, 2019